UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 11 of its series: Allspring C&B Mid Cap Value Fund, Allspring Common Stock Fund, Allspring Discovery Mid Cap Growth Fund, Allspring Discovery SMID Cap Growth Fund, Allspring Diversified Capital Builder Fund, Allspring Diversified Income Builder Fund, Allspring Global Investment Grade Credit Fund, Allspring Income Plus Fund, Allspring Index Asset Allocation Fund, Allspring Opportunity Fund and Allspring Special Mid Cap Value Fund.

Date of reporting period: September 30, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring C&B Mid Cap Value Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring C&B Mid Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring C&B Mid Cap Value Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring C&B Mid Cap Value Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring C&B Mid Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring C&B Mid Cap Value Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser	Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA, Wesley Lim, CFA, Steve Lyons, CFA, Michael M. Meyer, CFA, Edward W. O’Connor, CFA, R. James O’Neil, CFA, Mehul Trivedi, CFA, William Weber, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (CBMAX)	7-26-2004	13.31	3.70	6.79	20.23	4.94	7.43	1.24	1.24
Class C (CBMCX)	7-26-2004	18.36	4.19	6.80	19.36	4.19	6.80	1.99	1.99
Class R6 (CBMYX)[3]	7-31-2018	–	–	–	20.76	5.41	7.84	0.82	0.80
Administrator Class (CBMIX)	7-26-2004	–	–	–	20.33	5.04	7.52	1.17	1.15
Institutional Class (CBMSX)	7-26-2004	–	–	–	20.64	5.30	7.79	0.92	0.90
Russell Midcap® Value Index[4]	–	–	–	–	11.05	5.18	7.92	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.24% for Class A, 1.99% for Class C, 0.80% for Class R6, 1.15% for Administrator Class and 0.90% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring C&B Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring C&B Mid Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2023.
•Stock selection within financials, industrials, and communication services, as well as the underweight to real estate, contributed to results.
•Stock selection within health care and consumer discretionary, as well as the underweight to energy and overweight to health care, detracted from results.
Overview
As seen throughout the earlier part of the period, markets continued their upward trend early in the third quarter, although rising oil prices and the prospect of persistently higher interest rates ultimately sapped investor optimism as the period drew to a close. However, the lackluster final quarter of the period wasn’t enough to overcome the strong returns of late 2022 and early 2023, with the index and Fund posting double-digit absolute returns. Traditionally cyclical sectors such as industrials and consumer discretionary posted some of the strongest results despite ever-present concerns about a recession. Energy also posted very strong results, fueled by a rise in West Texas Intermediate crude oil at the end of the period. Conversely, yields on 10-year Treasuries rose to their highest levels since 2007, sending the yield-driven utilities and real estate sectors lower. Perhaps not surprisingly, mounting economic anxiety seemed to benefit stocks of higher-quality businesses.

Ten largest holdings (%) as of September 30, 2023[1]
AerCap Holdings NV	3.86
Helen of Troy Ltd.	3.16
Gentex Corp.	2.97
Open Text Corp.	2.62
State Street Corp.	2.62
Globe Life, Inc.	2.61
Fidelity National Financial, Inc.	2.59
Omnicom Group, Inc.	2.48
Woodward, Inc.	2.43
TE Connectivity Ltd.	2.35

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Fund changes
We continued to find compelling Fund opportunities as market disruptions created pockets of valuation weakness despite strong fundamentals. We initiated positions across sectors, although new ideas overwhelmingly came from the financials sector, including Brookfield Asset Management, Discover Financial Services, Glacier Bancorp, M&T Bank, Markel Group, and PNC Financial Services Group. Some were initiated before the banking crash in March 2023, but others were due to what we deemed overreactions to the crisis. Additional initiations were consumer discretionary company LKQ Corporation, health care firm Teleflex, and communication services company Warner Music Group. To make room for these holdings, we eliminated financials holdings Synchrony Financial and Commerce Bancshares, industrials holding Huntington Ingalls, consumer staples company General Mills, and health care companies Syneos Health and Enovis.
The largest contributors to the Fund’s return were led by ESAB, AerCap, and Arch Capital. ESAB, a manufacturer of welding and gas control equipment and consumables, was rewarded for strong execution, resulting in organic revenue growth and profit margin expansion. AerCap, the largest independent aircraft lessor, benefited from ongoing improvement in the health of its airline customers and management’s disciplined approach to capital allocation. Arch Capital, a specialty property and casualty and mortgage insurer, continued to achieve strong operating results, growing its insurance premiums in a strong pricing environment and compounding book value significantly. Arrow Electronics and Woodward were the fourth- and fifth-largest contributors, respectively. From a positioning standpoint, the Fund benefited from its underweight to real estate.

Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

8 | Allspring C&B Mid Cap Value Fund

Performance highlights (unaudited)
The largest detractors from the Fund were Baxter International, HanesBrands, and Glacier Bancorp. Baxter International, a developer, manufacturer, and marketer of diversified medically necessary products, struggled with extensive supply chain disruptions and pervasive input cost inflation over the past year, resulting in a series of earnings disappointments. HanesBrands, a manufacturer and marketer of basic apparel, faced difficulties in working through its high level of inventory, particularly in its casual sportswear segment. Glacier Bancorp, a regional bank operating as a collection of community banks in the Mountain West, struggled after having held up well in the early stages of the March bank sell-off. Glacier Bancorp sold off later in April and May as investors grew concerned that its use of temporary, higher-cost funding would hurt margins into 2024. Syneos Health and Teleflex were the fourth- and fifth-largest detractors, respectively. From a positioning standpoint, the Fund’s underweight to energy was a headwind.
Outlook
Although our bottom-up process centers on individual company fundamentals, we remain keenly aware of the macroeconomic landscape and its potential hazards. With the Fed having somewhat tamped inflation, the U.S. consumer displaying surprising resilience, and unemployment remaining low, the market’s initial buoyancy was not entirely unfounded. That said, the recent spike in oil prices poses a clear headwind to disinflation, while the impending resumption of student loan payments could finally deplete consumers’ pandemic savings buffer. Additionally, there is a growing sense that not only are policymakers’ “higher for longer” talking points sincere with regards to interest rates, but many are expecting one remaining rate hike in 2023. With these developments, a soft landing scenario has become incrementally less likely. Investors have begun to rein in expectations accordingly, but we’re not yet convinced these expectations are aligned with true risks. This disconnect strengthens the case for discerning stock selection, and we believe the style preferences recently displayed by markets may prove enduring, which could benefit the Fund going forward. Combining strong business quality, balance sheet strength, and good valuation—the intersection that we target when choosing holdings—becomes more relevant during periods of economic turmoil.

Allspring C&B Mid Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,023.76	$6.21	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19	1.23%
Class C
Actual	$1,000.00	$1,020.08	$10.07	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class R6
Actual	$1,000.00	$1,026.14	$4.04	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class
Actual	$1,000.00	$1,024.19	$5.80	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,025.61	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 95.84%
Communication services: 5.57%
Entertainment: 3.09%
Activision Blizzard, Inc.	41,950	$3,927,779
Warner Music Group Corp. Class A	167,130	5,247,882
		9,175,661
Media: 2.48%
Omnicom Group, Inc.	98,730	7,353,410
Consumer discretionary: 17.63%
Automobile components: 2.97%
Gentex Corp.	271,038	8,819,577
Distributors: 0.91%
LKQ Corp.	54,330	2,689,878
Household durables: 4.47%
Helen of Troy Ltd.†	80,589	9,393,454
Whirlpool Corp.	29,140	3,896,018
		13,289,472
Leisure products: 2.19%
Hasbro, Inc.	98,440	6,510,822
Specialty retail: 4.11%
American Eagle Outfitters, Inc.	351,210	5,833,598
CarMax, Inc.†	90,140	6,375,602
		12,209,200
Textiles, apparel & luxury goods: 2.98%
Gildan Activewear, Inc.	229,410	6,425,774
Hanesbrands, Inc.†	610,118	2,416,067
		8,841,841
Consumer staples: 1.17%
Food products: 1.17%
Ingredion, Inc.	35,190	3,462,696
Energy: 2.24%
Oil, gas & consumable fuels: 2.24%
Williams Cos., Inc.	197,940	6,668,599
Financials: 24.42%
Banks: 3.26%
Glacier Bancorp, Inc.	67,070	1,911,495
M&T Bank Corp.	36,020	4,554,729
PNC Financial Services Group, Inc.	26,350	3,234,989
		9,701,213
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Capital markets: 6.30%
Brookfield Asset Management Ltd. Class A	192,440	$6,415,950
Cboe Global Markets, Inc.	28,900	4,514,469
State Street Corp.	116,090	7,773,386
		18,703,805
Consumer finance: 1.41%
Discover Financial Services	48,240	4,179,031
Financial services: 2.04%
Essent Group Ltd.	128,430	6,073,455
Insurance: 11.41%
Allstate Corp.	38,670	4,308,225
Arch Capital Group Ltd.†	40,895	3,259,740
Fidelity National Financial, Inc.	186,087	7,685,393
Globe Life, Inc.	71,450	7,768,759
Markel Group, Inc.†	3,930	5,786,886
RenaissanceRe Holdings Ltd.	25,621	5,070,908
		33,879,911
Health care: 11.69%
Health care equipment & supplies: 7.97%
Baxter International, Inc.	166,710	6,291,636
Dentsply Sirona, Inc.	183,620	6,272,459
Integra LifeSciences Holdings Corp.†	127,023	4,851,008
Teleflex, Inc.	31,820	6,249,766
		23,664,869
Health care providers & services: 1.99%
Laboratory Corp. of America Holdings	29,450	5,920,922
Pharmaceuticals: 1.73%
Perrigo Co. PLC	160,630	5,132,129
Industrials: 20.50%
Aerospace & defense: 4.55%
BWX Technologies, Inc.	83,880	6,289,322
Woodward, Inc.	57,977	7,204,222
		13,493,544
Building products: 1.46%
Armstrong World Industries, Inc.	60,300	4,341,600
Commercial services & supplies: 2.23%
RB Global, Inc.	105,941	6,621,312
Electrical equipment: 3.42%
Acuity Brands, Inc.	32,350	5,509,529
AMETEK, Inc.	31,470	4,650,007
		10,159,536
The accompanying notes are an integral part of these financial statements.
12 | Allspring C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Machinery: 4.98%
ESAB Corp.	83,090	$5,834,580
Gates Industrial Corp. PLC†	313,240	3,636,716
Stanley Black & Decker, Inc.	63,730	5,326,554
		14,797,850
Trading companies & distributors: 3.86%
AerCap Holdings NV†	182,930	11,464,223
Information technology: 8.81%
Electronic equipment, instruments & components: 4.68%
Arrow Electronics, Inc.†	55,316	6,927,776
TE Connectivity Ltd.	56,525	6,982,533
		13,910,309
Semiconductors & semiconductor equipment: 1.51%
MKS Instruments, Inc.	51,713	4,475,243
Software: 2.62%
Open Text Corp.	221,520	7,775,352
Real estate: 2.03%
Real estate management & development: 2.03%
CBRE Group, Inc. Class A†	81,560	6,024,022
Utilities: 1.78%
Gas utilities: 1.78%
Atmos Energy Corp.	49,840	5,279,551
Total common stocks (Cost $241,453,194)		284,619,033

		Yield
Short-term investments: 4.28%
Investment companies: 4.28%
Allspring Government Money Market Fund Select Class♠∞		5.27%	12,724,029	12,724,029
Total short-term investments (Cost $12,724,029)				12,724,029
Total investments in securities (Cost $254,177,223)	100.12%			297,343,062
Other assets and liabilities, net	(0.12)			(363,277)
Total net assets	100.00%			$296,979,785

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 13

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$7,211,111	$123,629,291	$(118,116,373)	$0	$0	$12,724,029	12,724,029	$291,050
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	5,778,950	1,979,250	(7,758,200)	0	0	0	0	5,060 [1]
				$0	$0	$12,724,029		$296,110

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring C&B Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $241,453,194)	$284,619,033
Investments in affiliated securities, at value (cost $12,724,029)	12,724,029
Cash	54,900
Receivable for Fund shares sold	392,859
Receivable for dividends	336,895
Prepaid expenses and other assets	90,701
Total assets	298,218,417
Liabilities
Payable for investments purchased	536,655
Payable for Fund shares redeemed	436,315
Management fee payable	144,107
Administration fees payable	37,958
Trustees’ fees and expenses payable	3,557
Distribution fee payable	838
Accrued expenses and other liabilities	79,202
Total liabilities	1,238,632
Total net assets	$296,979,785
Net assets consist of
Paid-in capital	$243,984,052
Total distributable earnings	52,995,733
Total net assets	$296,979,785
Computation of net asset value and offering price per share
Net assets–Class A	$94,368,532
Shares outstanding–Class A1	2,460,404
Net asset value per share–Class A	$38.35
Maximum offering price per share – Class A2	$40.69
Net assets–Class C	$1,278,330
Shares outstanding–Class C1	37,015
Net asset value per share–Class C	$34.54
Net assets–Class R6	$18,680,035
Shares outstanding–Class R6[1]	480,615
Net asset value per share–Class R6	$38.87
Net assets–Administrator Class	$11,703,452
Shares outstanding–Administrator Class[1]	300,358
Net asset value per share–Administrator Class	$38.96
Net assets–Institutional Class	$170,949,436
Shares outstanding–Institutional Class[1]	4,400,491
Net asset value per share–Institutional Class	$38.85
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 15

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $108,071)	$6,051,450
Income from affiliated securities	291,559
Interest	1,153
Total investment income	6,344,162
Expenses
Management fee	2,611,843
Administration fees
Class A	211,124
Class C	3,137
Class R6	5,583
Administrator Class	16,682
Institutional Class	277,580
Shareholder servicing fees
Class A	254,425
Class C	3,762
Administrator Class	32,075
Distribution fee
Class C	11,285
Custody and accounting fees	24,570
Professional fees	64,059
Registration fees	85,209
Shareholder report expenses	128,549
Trustees’ fees and expenses	26,390
Other fees and expenses	20,214
Total expenses	3,776,487
Less: Fee waivers and/or expense reimbursements
Fund-level	(211,640)
Class A	(7,669)
Class R6	(4,568)
Administrator Class	(2,900)
Institutional Class	(39,518)
Net expenses	3,510,192
Net investment income	2,833,970
Realized and unrealized gains (losses) on investments
Net realized gains on investments	25,322,377
Net change in unrealized gains (losses) on investments	45,180,733
Net realized and unrealized gains (losses) on investments	70,503,110
Net increase in net assets resulting from operations	$73,337,080
The accompanying notes are an integral part of these financial statements.
16 | Allspring C&B Mid Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$2,833,970		$3,606,345
Net realized gains on investments		25,322,377		32,049,456
Net change in unrealized gains (losses) on investments		45,180,733		(148,146,298)
Net increase (decrease) in net assets resulting from operations		73,337,080		(112,490,497)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,397,118)		(12,663,809)
Class C		(178,702)		(414,701)
Class R6		(1,863,610)		(2,090,622)
Administrator Class		(1,228,694)		(2,175,381)
Institutional Class		(23,651,465)		(48,137,552)
Total distributions to shareholders		(37,319,589)		(65,482,065)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	64,913	2,488,326	102,705	4,585,571
Class C	399	13,617	2,317	102,968
Class R6	87,531	3,443,436	71,915	3,210,874
Administrator Class	68,188	2,686,715	87,164	3,823,768
Institutional Class	1,145,375	44,105,499	3,568,693	162,182,510
		52,737,593		173,905,691
Reinvestment of distributions
Class A	277,684	10,064,909	268,854	12,251,625
Class C	5,478	178,702	9,955	414,701
Class R6	42,681	1,567,994	35,855	1,655,325
Administrator Class	33,172	1,221,127	46,880	2,165,321
Institutional Class	562,292	20,634,386	1,041,926	48,045,059
		33,667,118		64,532,031
Payment for shares redeemed
Class A	(599,972)	(22,932,327)	(515,897)	(22,656,685)
Class C	(23,360)	(804,528)	(52,619)	(2,205,246)
Class R6	(125,930)	(4,945,425)	(77,649)	(3,416,512)
Administrator Class	(164,368)	(6,311,542)	(293,190)	(13,583,368)
Institutional Class	(5,533,994)	(212,625,809)	(6,893,246)	(300,962,171)
		(247,619,631)		(342,823,982)
Net decrease in net assets resulting from capital share transactions		(161,214,920)		(104,386,260)
Total decrease in net assets		(125,197,429)		(282,358,822)
Net assets
Beginning of period		422,177,214		704,536,036
End of period		$296,979,785		$422,177,214
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.36	$48.43	$34.40	$39.67	$37.88
Net investment income	0.23 [1]	0.14	0.03	0.10 [1]	0.16
Net realized and unrealized gains (losses) on investments	6.67	(8.72)	14.08	(4.21)	1.69
Total from investment operations	6.90	(8.58)	14.11	(4.11)	1.85
Distributions to shareholders from
Net investment income	(0.29)	(0.04)	(0.08)	(0.15)	(0.06)
Net realized gains	(3.62)	(4.45)	0.00	(1.01)	0.00
Total distributions to shareholders	(3.91)	(4.49)	(0.08)	(1.16)	(0.06)
Net asset value, end of period	$38.35	$35.36	$48.43	$34.40	$39.67
Total return[2]	20.23%	(19.80)%	41.04%	(10.81)%	4.91%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.25%	1.25%	1.27%	1.29%
Net expenses	1.24%	1.24%	1.24%	1.25%	1.25%
Net investment income	0.59%	0.31%	0.05%	0.29%	0.43%
Supplemental data
Portfolio turnover rate	24%	40%	47%	45%	42%
Net assets, end of period (000s omitted)	$94,369	$96,106	$138,604	$104,922	$106,975

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.15	$44.70	$31.94	$36.98	$35.51
Net investment loss	(0.06)[1]	(0.18)[1]	(0.30)[1]	(0.16)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	6.07	(7.92)	13.06	(3.87)	1.59
Total from investment operations	6.01	(8.10)	12.76	(4.03)	1.47
Distributions to shareholders from
Net realized gains	(3.62)	(4.45)	0.00	(1.01)	0.00
Net asset value, end of period	$34.54	$32.15	$44.70	$31.94	$36.98
Total return[2]	19.36%	(20.42)%	39.98%	(11.32)%	4.14%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.00%	1.99%	2.01%	2.04%
Net expenses	2.00%	1.99%	1.99%	2.00%	2.00%
Net investment loss	(0.17)%	(0.45)%	(0.72)%	(0.47)%	(0.36)%
Supplemental data
Portfolio turnover rate	24%	40%	47%	45%	42%
Net assets, end of period (000s omitted)	$1,278	$1,752	$4,240	$3,217	$4,592

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.81	$48.97	$34.77	$40.06	$38.27
Net investment income	0.40 [1]	0.33	0.24	0.27	0.35 [1]
Net realized and unrealized gains (losses) on investments	6.75	(8.80)	14.20	(4.25)	1.67
Total from investment operations	7.15	(8.47)	14.44	(3.98)	2.02
Distributions to shareholders from
Net investment income	(0.47)	(0.24)	(0.24)	(0.30)	(0.23)
Net realized gains	(3.62)	(4.45)	0.00	(1.01)	0.00
Total distributions to shareholders	(4.09)	(4.69)	(0.24)	(1.31)	(0.23)
Net asset value, end of period	$38.87	$35.81	$48.97	$34.77	$40.06
Total return	20.76%	(19.43)%	41.66%	(10.42)%	5.39%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.82%	0.82%	0.84%	0.86%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.03%	0.75%	0.49%	0.73%	0.95%
Supplemental data
Portfolio turnover rate	24%	40%	47%	45%	42%
Net assets, end of period (000s omitted)	$18,680	$17,055	$21,853	$12,156	$15,112

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.86	$49.03	$34.80	$40.14	$38.35
Net investment income	0.26 [1]	0.17 [1]	0.07 [1]	0.14 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	6.77	(8.83)	14.25	(4.27)	1.70
Total from investment operations	7.03	(8.66)	14.32	(4.13)	1.90
Distributions to shareholders from
Net investment income	(0.31)	(0.06)	(0.09)	(0.20)	(0.11)
Net realized gains	(3.62)	(4.45)	0.00	(1.01)	0.00
Total distributions to shareholders	(3.93)	(4.51)	(0.09)	(1.21)	(0.11)
Net asset value, end of period	$38.96	$35.86	$49.03	$34.80	$40.14
Total return	20.33%	(19.72)%	41.19%	(10.74)%	5.03%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.17%	1.17%	1.19%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.67%	0.38%	0.14%	0.38%	0.53%
Supplemental data
Portfolio turnover rate	24%	40%	47%	45%	42%
Net assets, end of period (000s omitted)	$11,703	$13,030	$25,617	$23,691	$24,036

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring C&B Mid Cap Value Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.77	$48.93	$34.74	$40.04	$38.26
Net investment income	0.35 [1]	0.29 [1]	0.19	0.23 [1]	0.28
Net realized and unrealized gains (losses) on investments	6.76	(8.80)	14.20	(4.25)	1.70
Total from investment operations	7.11	(8.51)	14.39	(4.02)	1.98
Distributions to shareholders from
Net investment income	(0.41)	(0.20)	(0.20)	(0.27)	(0.20)
Net realized gains	(3.62)	(4.45)	0.00	(1.01)	0.00
Total distributions to shareholders	(4.03)	(4.65)	(0.20)	(1.28)	(0.20)
Net asset value, end of period	$38.85	$35.77	$48.93	$34.74	$40.04
Total return	20.64%	(19.52)%	41.55%	(10.52)%	5.29%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.92%	0.92%	0.94%	0.96%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.92%	0.65%	0.39%	0.64%	0.79%
Supplemental data
Portfolio turnover rate	24%	40%	47%	45%	42%
Net assets, end of period (000s omitted)	$170,949	$294,234	$514,222	$315,449	$246,702

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring C&B Mid Cap Value Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring C&B Mid Cap Value Fund  | 23

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $269,884,283 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$52,610,618
Gross unrealized losses	(25,151,839)
Net unrealized gains	$27,458,779
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$16,529,071	$0	$0	$16,529,071
Consumer discretionary	52,360,790	0	0	52,360,790
Consumer staples	3,462,696	0	0	3,462,696
Energy	6,668,599	0	0	6,668,599
Financials	72,537,415	0	0	72,537,415
Health care	34,717,920	0	0	34,717,920
Industrials	60,878,065	0	0	60,878,065
Information technology	26,160,904	0	0	26,160,904
Real estate	6,024,022	0	0	6,024,022
Utilities	5,279,551	0	0	5,279,551
Short-term investments
Investment companies	12,724,029	0	0	12,724,029
Total assets	$297,343,062	$0	$0	$297,343,062
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
24 | Allspring C&B Mid Cap Value Fund

Notes to financial statements
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Allspring Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to
Allspring C&B Mid Cap Value Fund  | 25

Notes to financial statements
maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.24%
Class C	1.99
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Prior to June 30, 2023, the Fund’s expenses were capped at 1.25% for Class A shares and 2.00% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $229 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $80,958,955 and $279,809,911, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$3,706,498	$10,837,951
Long-term capital gain	33,613,091	54,644,114
26 | Allspring C&B Mid Cap Value Fund

Notes to financial statements
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,954,350	$23,582,604	$27,458,779
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
REORGANIZATION
At a regular meeting of the Board of Trustees held on November 13-15, 2023, the Trustees of the Fund approved the merger of the Fund into Allspring Special Mid Cap Value Fund. Allspring Special Mid Cap Value Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Allspring Special Mid Cap Value Fund. Information on the merger will be mailed to shareholders in January 2024. The merger is scheduled to take place in February 2024.
Allspring C&B Mid Cap Value Fund  | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Mid Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
28 | Allspring C&B Mid Cap Value Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $33,613,091 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $3,706,498 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $63,850 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring C&B Mid Cap Value Fund  | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring C&B Mid Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring C&B Mid Cap Value Fund  | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring C&B Mid Cap Value Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management is a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring C&B Mid Cap Value Fund  | 33

Other information (unaudited)
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ and the Sub-Adviser’s risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review, except the ten-year period was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell Midcap® Value Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes. The Board noted Allspring Funds Management had agreed to reduce the net operating expense caps for Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Allspring Funds Management on an arm’s length basis, and it discussed and accepted Allspring Funds Management’s proposal to amend the Subadvisory Agreement to reduce the subadvisory fees paid by Allspring Funds Management to the Sub-Adviser.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

34 | Allspring C&B Mid Cap Value Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Allspring Funds Management on an arm’s-length basis.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints.
The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and its affiliate from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring C&B Mid Cap Value Fund  | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring C&B Mid Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-nof4uopx 11-23
AR1857 09-23

Allspring Common Stock Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Common Stock Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Common Stock Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Common Stock Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Common Stock Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Common Stock Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Common Stock Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA, Garth B. Newport, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCSAX)	11-30-2000	7.86	3.84	6.85	14.48	5.08	7.48	1.25	1.25
Class C (STSAX)	11-30-2000	12.64	4.39	6.87	13.64	4.39	6.87	2.00	2.00
Class R6 (SCSRX)	6-28-2013	–	–	–	15.00	5.51	7.94	0.83	0.83
Administrator Class (SCSDX)	7-30-2010	–	–	–	14.59	5.60	7.83	1.18	1.10
Institutional Class (SCNSX)	7-30-2010	–	–	–	14.89	5.48	7.91	0.93	0.85
Russell 2500™ Index[3]	–	–	–	–	11.28	4.55	7.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.83% for Class R6, 1.10% for Administrator Class and 0.85% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Common Stock Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Common Stock Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 2500™ Index, for the 12-month period that ended September 30, 2023.
•Stocks within the financials, information technology (IT), and industrials sectors were additive to relative performance throughout the period.
•Holdings within real estate and consumer discretionary and our underweight to energy were detractors throughout the period.
Strong equity returns were aided by mega-cap technology stocks.
Following a challenging period, equities rose sharply as investors lauded resilient economic data, sequentially lower inflation readings, and stronger corporate profits. Despite the strong rally in stocks, the returns have not been evenly distributed among size and style. Large-cap growth stocks were the resounding market leaders as the buzz around artificial intelligence (AI) helped the Nasdaq Composite Index* post a total return of 26% for the 12-month period. Conversely, the Russell 2000® Index**, which has a notable allocation to the floundering small-cap regional bank cohort, underperformed the tech-heavy mega-cap Nasdaq Composite by more than 17% over the same period.
The demonstrative returns for mega-cap technology stocks have helped punctuate the valuation dispersion between large-, mid-, and small-cap stocks. For example, the Russell 2500™ Index is trading at its largest discount to the S&P 500 Index*** in 20 years. As such, we believe our allocation to mid caps and small caps augurs well for our style on a prospective basis. We fully acknowledge that the path forward may be volatile, but we remain encouraged by the attractive private market values (PMVs) of our holdings and their respective catalysts in place.

Ten largest holdings (%) as of September 30, 2023[1]
Masonite International Corp.	2.55
HealthEquity, Inc.	2.13
Atkore, Inc.	2.10
Teledyne Technologies, Inc.	2.08
Ashland, Inc.	2.08
Carlisle Cos., Inc.	2.08
Bio-Rad Laboratories, Inc. Class A	2.04
Okta, Inc.	1.84
Sun Communities, Inc.	1.79
Arch Capital Group Ltd.	1.71

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Financials and IT contributed while consumer discretionary and our underweight to energy impeded relative performance.
Within financials, our underweight to banks, an industry that was hindered by the bankruptcy of Silicon Valley and several other regional players, aided relative performance. Our underweight to the commercial banking sector is mainly due to our PMV process, which does not present a favorable risk/reward relative to other investment opportunities. Within IT, key contributors included Qualtrics International, Inc., a provider of experience management software, which was acquired by Silver Lake and the Canadian Pension Plan for $12.5 billion, and New Relic Inc., a company that offers performance and availability monitoring, which agreed to be acquired by TPG and Francisco Partners for $87 per share, or $6.5 billion. Both acquisitions were transacted at levels close to our PMV.
The Fund’s underweight to energy hindered relative performance as many small- and mid-cap oil and gas and service-oriented stocks rallied sharply in conjunction with rising crude oil prices. In the consumer discretionary sector, pool retailer Leslie’s Inc. fell sharply after delivering earnings well below guidance, citing weaker traffic trends, more elastic price sensitivity, and an oversupply of inventory throughout the channel. Elsewhere within consumer, eyewear retailer National Vision Holdings, Inc., retracted sharply after reporting disappointing earnings and guidance and announcing the termination of a contract with Walmart, under which the company operates 230 optical locations. In general, we have witnessed that spending trends from the upper- to middle-income consumer seem relatively stable, but the lower-income cohort has been adversely affected by less stimulus, higher inflation, and elevated interest rates, which has resulted in higher credit card balances. We have also noticed the consumer start to trade down in retail as inflationary factors have continued to erode household budgets.

*
The Nasdaq Composite Index measures the market value of all domestic and foreign common stocks, representing a wide array of more than 5,000 companies, listed on the Nasdaq Stock Market. You cannot invest directly in an index.
**
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
***
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

8 | Allspring Common Stock Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The case for companies exposed to the physical economy
The post-COVID hangover has exposed the chronic underinvestment in U.S. infrastructure and crystalized the need for companies to be more exposed to the physical economy. We believe firms that stand to benefit from the reshoring and infrastructure movement are not the digitally oriented mega-cap behemoths that have dominated markets over the past decade. Rather, we contend that the winners in this new regime could be the small- and mid-cap industrials stocks tied to the physical capital expenditure movement. Although our portfolio remains well balanced with exposure to a panoply of sectors and industries, our overweight to the industrials and materials sectors could serve as a tailwind if investors focus on companies that can benefit from growing physical capital expenditures.
Our PMV process has proven to be successful over many market cycles. One of its key advantages is its ability to reconcile complex information through a standardized valuation framework. This helps allay a lot of the noise in the marketplace and keeps us focused on the long term by simplifying the decision-making process. Given the elevated interest rate backdrop, fluid inflationary environment, and capricious market dynamics, we believe that valuation-centric active management is a vital component for a successful asset allocation.

Allspring Common Stock Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$974.25	$5.96	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Class C
Actual	$1,000.00	$970.32	$9.58	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Class R6
Actual	$1,000.00	$976.46	$4.09	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class
Actual	$1,000.00	$974.81	$5.42	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Class
Actual	$1,000.00	$975.77	$4.19	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Common Stock Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 94.76%
Communication services: 1.90%
Entertainment: 1.11%
Warner Music Group Corp. Class A	272,193	$8,546,860
Interactive media & services: 0.79%
Bumble, Inc. Class A†	406,666	6,067,457
Consumer discretionary: 8.71%
Diversified consumer services: 1.21%
Service Corp. International	162,595	9,290,678
Hotels, restaurants & leisure: 1.04%
Planet Fitness, Inc. Class A†	162,338	7,983,783
Household durables: 0.99%
Mohawk Industries, Inc.†	89,122	7,647,559
Specialty retail: 4.54%
Burlington Stores, Inc.†	82,170	11,117,601
Leslie’s, Inc.†	1,426,408	8,073,469
National Vision Holdings, Inc.†	310,087	5,017,207
Revolve Group, Inc.†	449,870	6,122,731
Tractor Supply Co.	22,675	4,604,159
		34,935,167
Textiles, apparel & luxury goods: 0.93%
Deckers Outdoor Corp.†	14,011	7,202,915
Consumer staples: 2.51%
Food products: 1.20%
Nomad Foods Ltd.†	605,987	9,223,122
Household products: 1.21%
Church & Dwight Co., Inc.	101,548	9,304,843
Personal care products: 0.10%
Honest Co., Inc.†	652,561	822,227
Financials: 12.35%
Banks: 2.02%
Pinnacle Financial Partners, Inc.	101,223	6,785,990
Webster Financial Corp.	217,641	8,773,109
		15,559,099
Capital markets: 2.57%
Cboe Global Markets, Inc.	74,152	11,583,284
Raymond James Financial, Inc.	81,854	8,220,597
		19,803,881
Financial services: 1.36%
Essent Group Ltd.	221,026	10,452,320
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Insurance: 6.40%
Arch Capital Group Ltd.†	164,949	$13,148,085
Axis Capital Holdings Ltd.	221,183	12,468,085
First American Financial Corp.	190,765	10,776,315
Reinsurance Group of America, Inc.	88,804	12,893,453
		49,285,938
Health care: 12.82%
Biotechnology: 0.10%
Sage Therapeutics, Inc.†	37,796	777,842
Health care equipment & supplies: 4.80%
Haemonetics Corp.†	136,606	12,237,165
Integer Holdings Corp.†	154,982	12,155,238
LivaNova PLC†	237,626	12,565,663
		36,958,066
Health care providers & services: 3.10%
HealthEquity, Inc.†	224,286	16,384,092
Humana, Inc.	15,324	7,455,433
		23,839,525
Health care technology: 0.45%
Schrodinger, Inc.†	123,389	3,488,207
Life sciences tools & services: 4.37%
Azenta, Inc.†	254,663	12,781,536
Bio-Rad Laboratories, Inc. Class A†	43,938	15,749,576
Sotera Health Co.†	344,796	5,165,044
		33,696,156
Industrials: 24.11%
Aerospace & defense: 2.93%
Melrose Industries PLC	1,843,357	10,552,682
MTU Aero Engines AG	66,028	11,989,543
		22,542,225
Building products: 5.92%
AZEK Co., Inc.†	334,310	9,942,379
Carlisle Cos., Inc.	61,604	15,971,453
Masonite International Corp.†	210,834	19,653,946
		45,567,778
Commercial services & supplies: 2.23%
Republic Services, Inc.	49,059	6,991,398
Stericycle, Inc.†	227,913	10,189,990
		17,181,388
Construction & engineering: 1.14%
API Group Corp.†	338,470	8,776,527
The accompanying notes are an integral part of these financial statements.
12 | Allspring Common Stock Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Electrical equipment: 3.26%
Atkore, Inc.†	108,135	$16,132,661
Regal Rexnord Corp.	62,639	8,949,860
		25,082,521
Machinery: 1.13%
Ingersoll Rand, Inc.	136,978	8,728,238
Professional services: 5.39%
CACI International, Inc. Class A†	35,891	11,267,262
Dun & Bradstreet Holdings, Inc.	714,112	7,133,979
TransUnion	161,588	11,600,402
WNS Holdings Ltd. ADR†	167,660	11,478,004
		41,479,647
Trading companies & distributors: 2.11%
Air Lease Corp.	243,094	9,580,335
United Rentals, Inc.	15,048	6,689,889
		16,270,224
Information technology: 14.97%
Electronic equipment, instruments & components: 3.48%
Littelfuse, Inc.	43,474	10,751,990
Teledyne Technologies, Inc.†	39,296	16,055,559
		26,807,549
IT services: 1.84%
Okta, Inc.†	174,157	14,195,537
Semiconductors & semiconductor equipment: 3.38%
Marvell Technology, Inc.	237,305	12,845,320
ON Semiconductor Corp.†	141,338	13,137,367
		25,982,687
Software: 6.27%
Instructure Holdings, Inc.†	413,041	10,491,241
PagerDuty, Inc.†	515,049	11,583,452
Q2 Holdings, Inc.†	293,824	9,481,701
Riskified Ltd. Class A†	632,502	2,833,609
SPS Commerce, Inc.†	42,628	7,272,763
WalkMe Ltd.†	699,075	6,627,231
		48,289,997
Materials: 8.11%
Chemicals: 4.86%
Ashland, Inc.	196,254	16,030,027
Olin Corp.	213,952	10,693,321
Westlake Corp.	86,157	10,741,193
		37,464,541
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 13

Portfolio of investments—September 30, 2023

	Shares	Value
Containers & packaging: 1.62%
Crown Holdings, Inc.	140,949	$12,471,168
Metals & mining: 1.63%
Reliance Steel & Aluminum Co.	22,119	5,800,265
Steel Dynamics, Inc.	62,853	6,739,099
		12,539,364
Real estate: 9.28%
Industrial REITs : 1.59%
Terreno Realty Corp.	215,347	12,231,710
Residential REITs : 4.68%
American Homes 4 Rent Class A	376,826	12,695,268
Apartment Income REIT Corp.	310,852	9,543,156
Sun Communities, Inc.	116,346	13,768,386
		36,006,810
Specialized REITs : 3.01%
SBA Communications Corp. Class A	54,993	11,007,949
VICI Properties, Inc. Class A	419,012	12,193,249
		23,201,198
Total common stocks (Cost $626,325,385)		729,704,754
Investment companies: 1.18%
Exchange-traded funds: 1.18%
SPDR S&P Biotech ETF	125,301	9,149,479
Total investment companies (Cost $7,645,787)		9,149,479

		Yield
Short-term investments: 4.08%
Investment companies: 4.08%
Allspring Government Money Market Fund Select Class♠∞		5.27%	31,402,705	31,402,705
Total short-term investments (Cost $31,402,705)				31,402,705
Total investments in securities (Cost $665,373,877)	100.02%			770,256,938
Other assets and liabilities, net	(0.02)			(187,157)
Total net assets	100.00%			$770,069,781

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
14 | Allspring Common Stock Fund

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,844,758	$220,242,276	$(200,684,329)	$0	$0	$31,402,705	31,402,705	$670,745
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	30,992,000	92,887,953	(123,880,963)	1,010	0	0	0	332,430 [1]
				$1,010	$0	$31,402,705		$1,003,175

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 15

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $633,971,172)	$738,854,233
Investments in affiliated securities, at value (cost $31,402,705)	31,402,705
Foreign currency, at value (cost $70)	69
Receivable for dividends	895,327
Receivable for Fund shares sold	33,922
Prepaid expenses and other assets	52,562
Total assets	771,238,818
Liabilities
Management fee payable	493,620
Payable for Fund shares redeemed	207,322
Shareholder servicing fee payable	150,454
Administration fees payable	129,784
Trustees’ fees and expenses payable	3,537
Distribution fee payable	678
Accrued expenses and other liabilities	183,642
Total liabilities	1,169,037
Total net assets	$770,069,781
Net assets consist of
Paid-in capital	$659,445,697
Total distributable earnings	110,624,084
Total net assets	$770,069,781
Computation of net asset value and offering price per share
Net assets–Class A	$686,143,024
Shares outstanding–Class A1	43,193,498
Net asset value per share–Class A	$15.89
Maximum offering price per share – Class A2	$16.86
Net assets–Class C	$1,086,943
Shares outstanding–Class C1	144,571
Net asset value per share–Class C	$7.52
Net assets–Class R6	$6,377,843
Shares outstanding–Class R6[1]	357,583
Net asset value per share–Class R6	$17.84
Net assets–Administrator Class	$1,313,633
Shares outstanding–Administrator Class[1]	77,147
Net asset value per share–Administrator Class	$17.03
Net assets–Institutional Class	$75,148,338
Shares outstanding–Institutional Class[1]	4,241,223
Net asset value per share–Institutional Class	$17.72
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Common Stock Fund

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $42,129)	$7,204,772
Income from affiliated securities	706,946
Interest	253
Total investment income	7,911,971
Expenses
Management fee	6,579,232
Administration fees
Class A	1,511,887
Class C	2,584
Class R6	9,963
Administrator Class	2,084
Institutional Class	102,753
Shareholder servicing fees
Class A	1,813,792
Class C	3,106
Administrator Class	3,986
Distribution fee
Class C	8,525
Custody and accounting fees	36,220
Professional fees	70,751
Registration fees	64,737
Shareholder report expenses	68,150
Trustees’ fees and expenses	24,265
Other fees and expenses	27,808
Total expenses	10,329,843
Less: Fee waivers and/or expense reimbursements
Fund-level	(107,718)
Class A	(175,844)
Class C	(52)
Administrator Class	(1,296)
Institutional Class	(66,826)
Net expenses	9,978,107
Net investment loss	(2,066,136)
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 17

Statement of operations—year ended September 30, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$35,376,937
Affiliated securities	1,010
Foreign currency and foreign currency translations	(52,554)
Net realized gains on investments	35,325,393
Net change in unrealized gains (losses) on
Unaffiliated securities	80,774,700
Foreign currency and foreign currency translations	617
Net change in unrealized gains (losses) on investments	80,775,317
Net realized and unrealized gains (losses) on investments	116,100,710
Net increase in net assets resulting from operations	$114,034,574
The accompanying notes are an integral part of these financial statements.
18 | Allspring Common Stock Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment loss		$(2,066,136)		$(5,275,143)
Net realized gains on investments		35,325,393		135,230,616
Net change in unrealized gains (losses) on investments		80,775,317		(331,527,596)
Net increase (decrease) in net assets resulting from operations		114,034,574		(201,572,123)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(110,542,437)		(161,912,121)
Class C		(373,786)		(554,558)
Class R6		(4,204,252)		(5,673,249)
Administrator Class		(273,959)		(470,883)
Institutional Class		(10,704,809)		(16,369,856)
Total distributions to shareholders		(126,099,243)		(184,980,667)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	370,730	6,090,073	515,797	10,515,467
Class C	13,315	108,580	8,409	96,379
Class R6	521,832	9,524,927	241,271	5,277,178
Administrator Class	5,981	104,688	6,582	147,341
Institutional Class	799,852	14,991,385	575,509	13,413,042
		30,819,653		29,449,407
Reinvestment of distributions
Class A	6,756,457	104,725,081	7,213,374	154,077,651
Class C	48,548	358,288	44,905	534,818
Class R6	242,080	4,197,673	240,353	5,629,071
Administrator Class	14,790	245,511	18,524	418,464
Institutional Class	619,643	10,682,657	699,847	16,313,433
		120,209,210		176,973,437
Payment for shares redeemed
Class A	(5,886,339)	(96,911,567)	(4,429,784)	(88,762,949)
Class C	(62,549)	(498,591)	(63,666)	(818,413)
Class R6	(1,922,973)	(35,010,107)	(300,987)	(6,361,696)
Administrator Class	(48,522)	(858,685)	(34,067)	(746,635)
Institutional Class	(1,363,389)	(24,831,314)	(824,533)	(18,168,005)
		(158,110,264)		(114,857,698)
Net increase (decrease) in net assets resulting from capital share transactions		(7,081,401)		91,565,146
Total decrease in net assets		(19,146,070)		(294,987,644)
Net assets
Beginning of period		789,215,851		1,084,203,495
End of period		$770,069,781		$789,215,851
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.31	$24.46	$17.88	$21.07	$24.58
Net investment loss	(0.05)[1]	(0.12)	(0.12)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	2.34	(3.79)	7.75	(0.52)	(0.20)
Total from investment operations	2.29	(3.91)	7.63	(0.55)	(0.21)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[2]	0.00
Net realized gains	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Total distributions to shareholders	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Net asset value, end of period	$15.89	$16.31	$24.46	$17.88	$21.07
Total return[3]	14.48%	(20.08)%	43.77%	(3.48)%	0.91%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.26%	1.25%	1.27%	1.26%
Net expenses	1.23%	1.23%	1.23%	1.23%	1.26%
Net investment loss	(0.30)%	(0.58)%	(0.50)%	(0.14)%	(0.03)%
Supplemental data
Portfolio turnover rate	36%	40%	48%	61%	40%
Net assets, end of period (000s omitted)	$686,143	$684,178	$945,399	$722,547	$870,369

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.05	$15.45	$11.70	$14.72	$18.40
Net investment loss	(0.08)[1]	(0.14)[1]	(0.18)[1]	(0.11)[1]	(0.11)[1]
Payment from affiliate	0.00	0.00	0.00	0.05	0.00
Net realized and unrealized gains (losses) on investments	1.26	(2.02)	4.98	(0.32)	(0.27)
Total from investment operations	1.18	(2.16)	4.80	(0.38)	(0.38)
Distributions to shareholders from
Net realized gains	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Net asset value, end of period	$7.52	$9.05	$15.45	$11.70	$14.72
Total return[2]	13.64%	(20.56)%	42.64%	(3.88)%[3]	0.17%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.88%	1.99%	2.01%	2.01%
Net expenses	1.95%	1.88%	1.99%	2.01%	2.01%
Net investment loss	(1.02)%	(1.23)%	(1.26)%	(0.92)%	(0.78)%
Supplemental data
Portfolio turnover rate	36%	40%	48%	61%	40%
Net assets, end of period (000s omitted)	$1,087	$1,314	$2,405	$3,020	$7,925

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.39% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.94	$26.41	$19.16	$22.39	$25.80
Net investment income (loss)	0.02 [1]	(0.04)[1]	(0.02)[1]	0.05 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	2.59	(4.19)	8.32	(0.56)	(0.20)
Total from investment operations	2.61	(4.23)	8.30	(0.51)	(0.11)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.08)	0.00
Net realized gains	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Total distributions to shareholders	(2.71)	(4.24)	(1.05)	(2.72)	(3.30)
Net asset value, end of period	$17.84	$17.94	$26.41	$19.16	$22.39
Total return	15.00%	(19.77)%	44.37%	(3.10)%	1.31%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.82%	0.84%	0.83%
Net expenses	0.83%	0.83%	0.82%	0.83%	0.83%
Net investment income (loss)	0.09%	(0.17)%	(0.09)%	0.27%	0.40%
Supplemental data
Portfolio turnover rate	36%	40%	48%	61%	40%
Net assets, end of period (000s omitted)	$6,378	$27,209	$35,280	$27,628	$36,069

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.28	$25.63	$18.67	$21.56	$25.04
Net investment income (loss)	(0.03)[1]	(0.10)[1]	(0.09)[1]	0.00 [1,2]	0.03
Payment from affiliate	0.00	0.00	0.00	0.32	0.00
Net realized and unrealized gains (losses) on investments	2.49	(4.01)	8.10	(0.54)	(0.21)
Total from investment operations	2.46	(4.11)	8.01	(0.22)	(0.18)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.03)	0.00
Net realized gains	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Total distributions to shareholders	(2.71)	(4.24)	(1.05)	(2.67)	(3.30)
Net asset value, end of period	$17.03	$17.28	$25.63	$18.67	$21.56
Total return	14.59%	(19.87)%[3]	43.96%	(1.68)%[4]	1.03%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.17%	1.17%	1.18%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.18)%	(0.45)%	(0.36)%	0.01%	0.14%
Supplemental data
Portfolio turnover rate	36%	40%	48%	61%	40%
Net assets, end of period (000s omitted)	$1,314	$1,813	$2,918	$2,239	$3,572

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.09% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.69% impact on the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.85	$26.30	$19.09	$22.32	$25.73
Net investment income (loss)	0.02 [1]	(0.04)[1]	(0.03)[1]	0.05 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	2.56	(4.17)	8.29	(0.56)	(0.19)
Total from investment operations	2.58	(4.21)	8.26	(0.51)	(0.11)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.08)	0.00
Net realized gains	(2.71)	(4.24)	(1.05)	(2.64)	(3.30)
Total distributions to shareholders	(2.71)	(4.24)	(1.05)	(2.72)	(3.30)
Net asset value, end of period	$17.72	$17.85	$26.30	$19.09	$22.32
Total return	14.89%	(19.78)%	44.32%	(3.13)%	1.31%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.93%	0.92%	0.94%	0.93%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	0.09%	(0.20)%	(0.14)%	0.24%	0.37%
Supplemental data
Portfolio turnover rate	36%	40%	48%	61%	40%
Net assets, end of period (000s omitted)	$75,148	$74,701	$98,202	$126,279	$159,426

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Common Stock Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Common Stock Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2023, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company
Allspring Common Stock Fund  | 25

Notes to financial statements
that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $683,998,075 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$169,894,205
Gross unrealized losses	(83,635,342)
Net unrealized gains	$86,258,863
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
26 | Allspring Common Stock Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$14,614,317	$0	$0	$14,614,317
Consumer discretionary	67,060,102	0	0	67,060,102
Consumer staples	19,350,192	0	0	19,350,192
Financials	95,101,238	0	0	95,101,238
Health care	98,759,796	0	0	98,759,796
Industrials	185,628,548	0	0	185,628,548
Information technology	115,275,770	0	0	115,275,770
Materials	62,475,073	0	0	62,475,073
Real estate	71,439,718	0	0	71,439,718
Investment companies	9,149,479	0	0	9,149,479
Short-term investments
Investment companies	31,402,705	0	0	31,402,705
Total assets	$770,256,938	$0	$0	$770,256,938
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
Allspring Common Stock Fund  | 27

Notes to financial statements
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.25%
Class C	2.00
Class R6	0.83
Administrator Class	1.10
Institutional Class	0.85
Prior to June 30, 2023, the Fund’s expenses were capped at 1.26% for Class A shares and 2.01% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $189 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
28 | Allspring Common Stock Fund

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $299,040,479 and $453,373,982, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$11,120,292	$19,174,956
Long-term capital gain	114,978,951	165,805,711
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,328,843	$17,041,802	$86,255,831
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Common Stock Fund  | 29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Common Stock Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
30 | Allspring Common Stock Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 38% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $114,978,951 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $5,372,238 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $11,120,292 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Common Stock Fund  | 31

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

32 | Allspring Common Stock Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Common Stock Fund  | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Common Stock Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Common Stock Fund  | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period, in range of the average investment performance of the Universe for the for the three- and ten-year periods and higher than the average investment performance of the Universe for the five-year period. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell 2500™ Index, for all periods under review except the 10 year period, which was lower than the investment performance of its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, except the net operating expense ratio for the Institutional Class was equal to the median net operating expense ratios of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

36 | Allspring Common Stock Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Common Stock Fund  | 37

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38 | Allspring Common Stock Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-ymtg9x6x 11-23
AR3301 09-23

Allspring Discovery Mid Cap Growth Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery Mid Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Mid Cap Growth Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Discovery Mid Cap Growth Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Discovery Mid Cap Growth Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Discovery Mid Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery Mid Cap Growth Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SENAX)	2-24-2000	3.93	2.20	6.40	10.27	3.41	7.03	1.23	1.18
Class C (WENCX)	3-31-2008	8.46	2.63	6.39	9.46	2.63	6.39	1.98	1.93
Class R6 (WENRX)[3]	10-31-2014	–	–	–	10.70	3.80	7.43	0.80	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	10.38	3.49	7.13	1.15	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	10.65	3.75	7.38	0.90	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	17.47	6.97	9.94	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class and 0.85% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery Mid Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Mid Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2023.
•Holdings within the information technology (IT), real estate, and communication services sectors negatively affected performance.
•Security selection within the consumer discretionary and industrials sectors contributed to performance.
Higher for longer
During the past 12 months, investor sentiment shifted dramatically. For much of 2022, aggressive tightening policy from the Federal Reserve (Fed) fueled concerns that it would overshoot a “soft landing” and drive the economy into a recession. Yet, despite still-high inflation and a banking crisis, 2023 brought several surprising events. These included resilient earnings reports, excitement over artificial intelligence (AI), and optimism for an economic soft landing, leading to market buoyancy in the first half of the year. Later in 2023, however, investor sentiment turned more negative. While employment data remained strong and headline inflation decelerated, mounting concerns over rapidly rising interest rates and hawkish monetary policy weighed on investor sentiment. In September, the Fed elected to hold the current policy rate and provided economic projections of only 50 basis points (bps; 100 bps equal 1.00%) of interest rate cuts in 2024. Coming into this meeting, the futures curve was pricing in 100 bps’ worth of cuts. As a result, the U.S. 10-year Treasury yield spiked by nearly 80 bps during the quarter. With equity valuations directly influenced by longer-term yields, equities sold off as investors navigated a “higher for longer” narrative.
Holdings within communication services and real estate negatively affected performance.
In communication services, ZoomInfo Technologies, Inc., detracted from performance. The company hosts a global database that connects sales and marketing professionals with prospective clients. During the year, layoffs within the tech industry sharply decreased demand for ZoomInfo. With innovative solutions and a large addressable market, we believe demand will eventually recover for ZoomInfo as recession fears recede. We are closely monitoring fundamentals.
SBA Communications Corp., in real estate, owns and operates wireless communications towers. The transition to 5G was a strong tailwind for SBA. However, the maturation of the current upgrade cycle and increased consolidation among wireless providers moderated organic growth for SBA.
Despite this near-term deceleration, SBA’s extensive network of towers and properties has created a distinct moat against new industry entrants. With its steady recurring revenue and valuable infrastructure assets, SBA’s business model is a solid “core holding” within our portfolio construction. As the demand for wireless data accelerates, our conviction remains high in the long-term investment thesis for SBA.

Ten largest holdings (%) as of September 30, 2023[1]
DexCom, Inc.	2.89
Teledyne Technologies, Inc.	2.87
Veeva Systems, Inc. Class A	2.75
Crowdstrike Holdings, Inc. Class A	2.74
Datadog, Inc. Class A	2.67
Waste Connections, Inc.	2.64
Gartner, Inc.	2.35
Spotify Technology SA	2.27
Tyler Technologies, Inc.	2.22
Trade Desk, Inc. Class A	2.22

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Security selection within the industrials sector contributed to performance.
Axon Enterprise, Inc., manufactures cameras, software, and electronic control devices for law enforcement. By providing smart devices and a cloud-based software platform, Axon is using technology to improve public safety. Over the course of the year, Axon reported strong growth, in part due to an upgrade cycle in hardware, and robust profit margins. With a growing client base and an expanding product lineup, Axon is positioned well to generate long-term growth for investors.
Also within industrials, Saia, Inc., is a short-haul trucking company serving diverse end markets, with particular strength in e-commerce order fulfillment. Using a hub and spoke model, Saia provides expedited delivery times while offering shorter routes for their drivers. This has allowed Saia to capture market share and offer additional services while increasing prices to maintain margins. During the year, shipment volumes and contract renewals exceeded expectations. Additionally, the dissolution of a key competitor created a unique opportunity for Saia to expand its network.

8 | Allspring Discovery Mid Cap Growth Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Selective and balanced strategy
From a macroeconomic standpoint, uncertainty around a possible “soft landing” remains very high. However, taking a longer view, we remain excited that the pace of technological change is accelerating at the same time the pace of economic growth is slowing. With recent advancements in semiconductors, the huge potential of AI, and favorable outlook for cloud-based software, innovation is alive and well. After worries of a post-pandemic bubble in 2022, e-commerce and digital advertising have shown positive signs of recovery. Within health care, innovation is driving compelling new treatments for huge challenges, including diabetes and obesity. Even outside the digital economy, we are finding compelling opportunities in a diverse set of industries, including aerospace, restaurants, agriculture, and entertainment. Against a weak cyclical economy, companies with superior profitability will become increasingly valuable. When sustainable growth is hard to find, true growth businesses can shine.
Our strategy for navigating this environment is to be balanced and highly selective. Rather than chase momentum, we place a priority on companies with profitable business models, free cash flow generation, and strong management execution. Along with quality attributes, we expect these stocks to provide portfolio diversification should equity markets become more turbulent. Such “core holdings” rarely trade at low valuations, but we are confident that paying up for consistency and quality is the right approach.
We remain equally committed to “developing situations” with dynamic and open-ended growth opportunities. After experiencing severe valuation pressure, many of these companies have rebounded strongly in 2023 and our patience is being rewarded. Fears that IT budgets would plummet were overblown and we are now seeing positive trends for spending on new technologies. As previously mentioned, we think there are exciting opportunities in small- and mid-cap growth stocks. While many of these names are benefiting from the same underlying trends as the large caps, performance of small caps has severely lagged behind in 2023. This seems unsustainable, and we believe it represents a great opportunity for asset allocators to rebalance.

Allspring Discovery Mid Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$972.99	$5.71	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84	1.16%
Class C
Actual	$1,000.00	$969.45	$9.48	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	$9.70	1.93%
Class R6
Actual	$1,000.00	$974.78	$3.94	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03	0.80%
Administrator Class
Actual	$1,000.00	$973.18	$5.41	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Class
Actual	$1,000.00	$974.62	$4.18	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Discovery Mid Cap Growth Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.92%
Communication services: 10.02%
Entertainment: 7.09%
Endeavor Group Holdings, Inc. Class A	197,000	$3,920,300
Liberty Media Corp. Class C†	160,700	10,011,610
Live Nation Entertainment, Inc.†	104,600	8,685,984
Spotify Technology SA†	84,633	13,087,647
TKO Group Holdings, Inc.	61,300	5,152,878
		40,858,419
Interactive media & services: 0.71%
ZoomInfo Technologies, Inc. Class A†	250,696	4,111,415
Media: 2.22%
Trade Desk, Inc. Class A†	164,000	12,816,600
Consumer discretionary: 12.22%
Automobiles: 1.90%
Ferrari NV	37,016	10,939,709
Broadline retail: 3.77%
Global-E Online Ltd.†	230,580	9,163,249
MercadoLibre, Inc.†	9,942	12,605,263
		21,768,512
Hotels, restaurants & leisure: 3.93%
Chipotle Mexican Grill, Inc. Class A†	4,515	8,270,712
Hyatt Hotels Corp. Class A	69,400	7,361,952
MGM Resorts International†	191,100	7,024,836
		22,657,500
Textiles, apparel & luxury goods: 2.62%
lululemon athletica, Inc.†	20,797	8,019,531
On Holding AG Class A†	255,200	7,099,664
		15,119,195
Consumer staples: 1.30%
Personal care products: 1.30%
Coty, Inc. Class A†	682,300	7,484,831
Financials: 2.82%
Capital markets: 2.06%
MSCI, Inc. Class A	23,200	11,903,456
Financial services: 0.76%
Adyen NV ADR†	592,200	4,382,280
Health care: 19.18%
Biotechnology: 2.57%
Biogen, Inc.†	10,600	2,724,306
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Biotechnology(continued)
Exact Sciences Corp.†	118,400	$8,077,248
Sarepta Therapeutics, Inc.†	33,000	4,000,260
		14,801,814
Health care equipment & supplies: 9.45%
Align Technology, Inc.†	25,800	7,877,256
DexCom, Inc.†	178,468	16,651,064
IDEXX Laboratories, Inc.†	25,600	11,194,112
Inari Medical, Inc.†	82,216	5,376,926
Inspire Medical Systems, Inc.†	26,581	5,274,734
Shockwave Medical, Inc.†	40,800	8,123,280
		54,497,372
Health care technology: 2.75%
Veeva Systems, Inc. Class A†	78,000	15,869,100
Life sciences tools & services: 4.41%
Bio-Techne Corp.	128,284	8,732,292
Repligen Corp.†	44,500	7,075,945
Waters Corp.†	35,100	9,624,771
		25,433,008
Industrials: 21.33%
Aerospace & defense: 1.97%
Axon Enterprise, Inc.†	56,928	11,328,103
Building products: 1.04%
Trex Co., Inc.†	97,000	5,978,110
Commercial services & supplies: 8.10%
RB Global, Inc.	122,900	7,681,250
Rollins, Inc.	298,400	11,139,272
Tetra Tech, Inc.	83,500	12,694,505
Waste Connections, Inc.	113,306	15,216,996
		46,732,023
Electrical equipment: 1.60%
Vertiv Holdings Co.	248,300	9,236,760
Ground transportation: 3.59%
JB Hunt Transport Services, Inc.	49,600	9,350,592
Saia, Inc.†	28,467	11,348,369
		20,698,961
Machinery: 1.56%
RBC Bearings, Inc.†	38,500	9,014,005
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery Mid Cap Growth Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Trading companies & distributors: 3.47%
SiteOne Landscape Supply, Inc.†	72,188	$11,799,129
Watsco, Inc.	21,800	8,234,296
		20,033,425
Information technology: 28.06%
Electronic equipment, instruments & components: 4.85%
Novanta, Inc.†	48,000	6,885,120
Teledyne Technologies, Inc.†	40,538	16,563,016
Zebra Technologies Corp. Class A†	19,087	4,514,648
		27,962,784
IT services: 5.48%
Gartner, Inc.†	39,500	13,572,595
Globant SA†	64,718	12,804,456
MongoDB, Inc. Class A†	15,100	5,222,486
		31,599,537
Semiconductors & semiconductor equipment: 5.50%
Advanced Micro Devices, Inc.†	86,628	8,907,091
Allegro MicroSystems, Inc.†	117,000	3,736,980
Axcelis Technologies, Inc.†	28,000	4,565,400
Enphase Energy, Inc.†	42,700	5,130,405
Monolithic Power Systems, Inc.	20,300	9,378,600
		31,718,476
Software: 12.23%
BILL Holdings, Inc.†	86,554	9,397,168
Cadence Design Systems, Inc.†	35,365	8,286,019
Crowdstrike Holdings, Inc. Class A†	94,563	15,827,955
Datadog, Inc. Class A†	168,854	15,380,911
Fair Isaac Corp.†	10,200	8,859,006
Tyler Technologies, Inc.†	33,200	12,819,848
		70,570,907
Materials: 1.14%
Metals & mining: 1.14%
ATI, Inc.†	159,700	6,571,655
Real estate: 2.85%
Industrial REITs : 1.38%
Rexford Industrial Realty, Inc.	161,500	7,970,025
Specialized REITs : 1.47%
SBA Communications Corp. Class A	42,169	8,440,969
Total common stocks (Cost $517,165,081)		570,498,951
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 13

Portfolio of investments—September 30, 2023

		Yield	Shares	Value
Short-term investments: 1.08%
Investment companies: 1.08%
Allspring Government Money Market Fund Select Class♠∞		5.27%	6,226,757	$6,226,757
Total short-term investments (Cost $6,226,757)				6,226,757
Total investments in securities (Cost $523,391,838)	100.00%			576,725,708
Other assets and liabilities, net	(0.00)			(23,748)
Total net assets	100.00%			$576,701,960

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$19,501,650	$153,877,697	$(167,152,590)	$0	$0	$6,226,757	6,226,757	$292,816
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	0	6,687,650	(6,687,471)	(179)	0	0	0	13,209 [1]
				$(179)	$0	$6,226,757		$306,025

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery Mid Cap Growth Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $517,165,081)	$570,498,951
Investments in affiliated securities, at value (cost $6,226,757)	6,226,757
Cash	5
Receivable for investments sold	1,428,989
Receivable for dividends	118,007
Receivable for Fund shares sold	30,169
Prepaid expenses and other assets	144,765
Total assets	578,447,643
Liabilities
Payable for investments purchased	871,719
Management fee payable	312,579
Payable for Fund shares redeemed	180,723
Shareholder servicing fees payable	108,641
Administration fees payable	91,333
Trustees’ fees and expenses payable	3,546
Distribution fee payable	449
Accrued expenses and other liabilities	176,693
Total liabilities	1,745,683
Total net assets	$576,701,960
Net assets consist of
Paid-in capital	$514,769,657
Total distributable earnings	61,932,303
Total net assets	$576,701,960
Computation of net asset value and offering price per share
Net assets–Class A	$490,532,877
Shares outstanding–Class A1	12,379,493
Net asset value per share–Class A	$39.62
Maximum offering price per share – Class A2	$42.04
Net assets–Class C	$669,086
Shares outstanding–Class C1	21,738
Net asset value per share–Class C	$30.78
Net assets–Class R6	$56,538,635
Shares outstanding–Class R6[1]	1,198,939
Net asset value per share–Class R6	$47.16
Net assets–Administrator Class	$2,431,353
Shares outstanding–Administrator Class[1]	56,307
Net asset value per share–Administrator Class	$43.18
Net assets–Institutional Class	$26,530,009
Shares outstanding–Institutional Class[1]	566,415
Net asset value per share–Institutional Class	$46.84
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 15

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $63,784)	$1,924,192
Income from affiliated securities	293,729
Interest	817
Total investment income	2,218,738
Expenses
Management fee	4,513,044
Administration fees
Class A	1,067,583
Class C	1,745
Class R6	16,723
Administrator Class	3,710
Institutional Class	40,324
Shareholder servicing fees
Class A	1,285,547
Class C	2,092
Administrator Class	6,357
Distribution fee
Class C	6,256
Custody and accounting fees	41,030
Professional fees	68,610
Registration fees	48,197
Shareholder report expenses	77,355
Trustees’ fees and expenses	25,019
Other fees and expenses	34,506
Total expenses	7,238,098
Less: Fee waivers and/or expense reimbursements
Fund-level	(229,337)
Class A	(213,120)
Class C	(278)
Administrator Class	(421)
Institutional Class	(13,076)
Net expenses	6,781,866
Net investment loss	(4,563,128)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	37,054,586
Affiliated securities	(179)
Foreign currency and foreign currency translations	1,114
Net realized gains on investments	37,055,521
Net change in unrealized gains (losses) on investments	27,144,906
Net realized and unrealized gains (losses) on investments	64,200,427
Net increase in net assets resulting from operations	$59,637,299
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery Mid Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment loss		$(4,563,128)		$(8,464,826)
Net realized gains (losses) on investments		37,055,521		(24,340,791)
Net change in unrealized gains (losses) on investments		27,144,906		(459,655,915)
Net increase (decrease) in net assets resulting from operations		59,637,299		(492,461,532)
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(144,445,304)
Class C		0		(442,606)
Class R6		0		(12,175,959)
Administrator Class		0		(1,511,423)
Institutional Class		0		(9,781,443)
Total distributions to shareholders		0		(168,356,735)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	82,363	3,267,070	206,972	12,378,239
Class C	3,960	127,320	8,622	394,228
Class R6	159,633	7,692,659	157,592	9,697,741
Administrator Class	3,496	151,996	50,499	3,351,136
Institutional Class	138,827	6,417,435	348,630	19,291,344
		17,656,480		45,112,688
Reinvestment of distributions
Class A	0	0	2,181,619	136,874,615
Class C	0	0	8,761	432,892
Class R6	0	0	158,244	11,736,955
Administrator Class	0	0	21,525	1,469,697
Institutional Class	0	0	125,544	9,257,639
		0		159,771,798
Payment for shares redeemed
Class A	(1,362,482)	(53,883,730)	(1,753,139)	(89,115,356)
Class C	(15,752)	(489,096)	(24,052)	(901,071)
Class R6	(159,957)	(7,483,014)	(193,317)	(11,541,702)
Administrator Class	(27,611)	(1,199,819)	(124,006)	(7,020,368)
Institutional Class	(416,044)	(19,110,754)	(528,346)	(30,048,488)
		(82,166,413)		(138,626,985)
Net increase (decrease) in net assets resulting from capital share transactions		(64,509,933)		66,257,501
Total decrease in net assets		(4,872,634)		(594,560,766)
Net assets
Beginning of period		581,574,594		1,176,135,360
End of period		$576,701,960		$581,574,594
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.92	$76.01	$64.21	$49.98	$52.96
Net investment loss	(0.32)[1]	(0.55)	(0.77)[1]	(0.41)[1]	(0.29)
Net realized and unrealized gains (losses) on investments	4.02	(28.31)	19.17	17.93	3.05
Total from investment operations	3.70	(28.86)	18.40	17.52	2.76
Distributions to shareholders from
Net realized gains	0.00	(11.23)	(6.60)	(3.29)	(5.74)
Net asset value, end of period	$39.62	$35.92	$76.01	$64.21	$49.98
Total return[2]	10.27%	(44.27)%	29.90%	37.19%	8.00%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.23%	1.21%	1.24%	1.25%
Net expenses	1.17%	1.16%	1.17%	1.16%	1.18%
Net investment loss	(0.80)%	(1.03)%	(1.06)%	(0.79)%	(0.59)%
Supplemental data
Portfolio turnover rate	49%	46%	41%	62%	50%
Net assets, end of period (000s omitted)	$490,533	$490,694	$990,030	$813,725	$649,106

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery Mid Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.12	$62.41	$54.11	$42.93	$46.74
Net investment loss	(0.48)[1]	(0.75)[1]	(1.10)[1]	(0.68)[1]	(0.52)[1]
Net realized and unrealized gains (losses) on investments	3.14	(22.31)	16.00	15.15	2.45
Total from investment operations	2.66	(23.06)	14.90	14.47	1.93
Distributions to shareholders from
Net realized gains	0.00	(11.23)	(6.60)	(3.29)	(5.74)
Net asset value, end of period	$30.78	$28.12	$62.41	$54.11	$42.93
Total return[2]	9.46%	(44.71)%	28.92%	36.13%	7.20%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.96%	1.96%	1.98%	2.00%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.57)%	(1.80)%	(1.82)%	(1.55)%	(1.29)%
Supplemental data
Portfolio turnover rate	49%	46%	41%	62%	50%
Net assets, end of period (000s omitted)	$669	$943	$2,509	$2,224	$2,513

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.59	$87.70	$72.94	$56.15	$58.47
Net investment loss	(0.20)[1]	(0.40)[1]	(0.57)[1]	(0.25)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	4.77	(33.48)	21.93	20.33	3.53
Total from investment operations	4.57	(33.88)	21.36	20.08	3.42
Distributions to shareholders from
Net realized gains	0.00	(11.23)	(6.60)	(3.29)	(5.74)
Net asset value, end of period	$47.16	$42.59	$87.70	$72.94	$56.15
Total return	10.70%	(44.07)%	30.41%	37.69%	8.41%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.80%	0.78%	0.81%	0.82%
Net expenses	0.80%	0.79%	0.78%	0.80%	0.80%
Net investment loss	(0.43)%	(0.66)%	(0.68)%	(0.43)%	(0.21)%
Supplemental data
Portfolio turnover rate	49%	46%	41%	62%	50%
Net assets, end of period (000s omitted)	$56,539	$51,082	$94,430	$71,641	$52,783

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery Mid Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.12	$81.70	$68.54	$53.10	$55.82
Net investment loss	(0.32)[1]	(0.58)[1]	(0.79)[1]	(0.40)[1]	(0.25)[1]
Net realized and unrealized gains (losses) on investments	4.38	(30.77)	20.55	19.13	3.27
Total from investment operations	4.06	(31.35)	19.76	18.73	3.02
Distributions to shareholders from
Net realized gains	0.00	(11.23)	(6.60)	(3.29)	(5.74)
Net asset value, end of period	$43.18	$39.12	$81.70	$68.54	$53.10
Total return	10.38%	(44.25)%	30.00%	37.29%	8.06%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.12%	1.13%	1.15%	1.16%
Net expenses	1.10%	1.09%	1.10%	1.10%	1.10%
Net investment loss	(0.74)%	(0.98)%	(1.00)%	(0.72)%	(0.51)%
Supplemental data
Portfolio turnover rate	49%	46%	41%	62%	50%
Net assets, end of period (000s omitted)	$2,431	$3,146	$10,818	$4,205	$3,687

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Discovery Mid Cap Growth Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.33	$87.27	$72.66	$55.97	$58.33
Net investment loss	(0.23)[1]	(0.44)[1]	(0.62)[1]	(0.28)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	4.74	(33.27)	21.83	20.26	3.52
Total from investment operations	4.51	(33.71)	21.21	19.98	3.38
Distributions to shareholders from
Net realized gains	0.00	(11.23)	(6.60)	(3.29)	(5.74)
Net asset value, end of period	$46.84	$42.33	$87.27	$72.66	$55.97
Total return	10.65%	(44.11)%	30.31%	37.63%	8.36%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.90%	0.88%	0.91%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.49)%	(0.72)%	(0.74)%	(0.48)%	(0.26)%
Supplemental data
Portfolio turnover rate	49%	46%	41%	62%	50%
Net assets, end of period (000s omitted)	$26,530	$35,710	$78,349	$67,735	$52,296

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Mid Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles.
Allspring Discovery Mid Cap Growth Fund  | 23

Notes to financial statements
Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $526,527,440 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$111,568,275
Gross unrealized losses	(61,370,007)
Net unrealized gains	$50,198,268
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At September 30, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(6,545,375)	$6,545,375
As of September 30, 2023, the  Fund had a qualified late-year ordinary loss of $3,285,305 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
24 | Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$57,786,434	$0	$0	$57,786,434
Consumer discretionary	70,484,916	0	0	70,484,916
Consumer staples	7,484,831	0	0	7,484,831
Financials	16,285,736	0	0	16,285,736
Health care	110,601,294	0	0	110,601,294
Industrials	123,021,387	0	0	123,021,387
Information technology	161,851,704	0	0	161,851,704
Materials	6,571,655	0	0	6,571,655
Real estate	16,410,994	0	0	16,410,994
Short-term investments
Investment companies	6,226,757	0	0	6,226,757
Total assets	$576,725,708	$0	$0	$576,725,708
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 2023, the Fund did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Discovery Mid Cap Growth Fund  | 25

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.18%
Class C	1.93
Class R6	0.80
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $1,137 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $293,544,364 and $353,520,022, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
26 | Allspring Discovery Mid Cap Growth Fund

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$0	$4,458,241
Long-term capital gain	0	163,898,494
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$15,033,178	$50,198,268	$(3,285,305)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Discovery Mid Cap Growth Fund  | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Mid Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
28 | Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Mid Cap Growth Fund  | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery Mid Cap Growth Fund  | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Discovery Mid Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Discovery Mid Cap Growth Fund  | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell Midcap® Growth Index, for the one- and three-year periods and higher than the investment performance of its benchmark index for the five- and ten-year periods.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Group for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

34 | Allspring Discovery Mid Cap Growth Fund

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Discovery Mid Cap Growth Fund  | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Discovery Mid Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-obitac8j 11-23
AR3018 09-23

Allspring Discovery SMID Cap Growth Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Discovery SMID Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery SMID Cap Growth Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Discovery SMID Cap Growth Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Discovery SMID Cap Growth Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Discovery SMID Cap Growth Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Discovery SMID Cap Growth Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFDAX)	7-31-2007	3.77	1.50	6.41	10.08	2.70	7.04	1.20	1.20
Class C (WDSCX)	7-31-2007	8.28	1.94	6.40	9.28	1.94	6.40	1.95	1.95
Class R6 (WFDRX)	6-28-2013	–	–	–	10.58	3.14	7.50	0.78	0.78
Administrator Class (WFDDX)	4-8-2005	–	–	–	10.18	2.79	7.14	1.13	1.13
Institutional Class (WFDSX)	8-31-2006	–	–	–	10.49	3.03	7.40	0.88	0.88
Russell 2500™ Growth Index[3]	–	–	–	–	10.61	4.05	8.37	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.21% for Class A, 1.96% for Class C, 0.79% for Class R6, 1.14% for Administrator Class and 0.89% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 2500® Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Discovery SMID Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery SMID Cap Growth Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 2500® Growth Index, for the 12-month period that ended September 30, 2023.
•Holdings within the information technology (IT) and communication services sectors detracted from performance.
•Security selection within the industrials and consumer discretionary sectors contributed to Fund performance.
Higher for longer
During the past 12 months, investor sentiment shifted dramatically. For much of 2022, aggressive tightening policy from the Federal Reserve (Fed) fueled concerns that it would overshoot a “soft landing” and drive the economy into a recession. Yet, despite still-high inflation and a banking crisis, 2023 brought several surprising events. These included resilient earnings reports, excitement over artificial intelligence (AI), and optimism for an economic soft landing, leading to market buoyancy in the first half of the year. Later in 2023, however, investor sentiment turned more negative. While employment data remained strong and headline inflation decelerated, mounting concerns over rapidly rising interest rates and hawkish monetary policy weighed on investor sentiment. In September, the Fed elected to hold the current policy rate and provided economic projections of only 50 basis points (bps; 100 bps equal 1.00%) of interest rate cuts in 2024. Coming into this meeting, the futures curve was pricing in 100 bps’ worth of cuts. As a result, the U.S. 10-year Treasury yield spiked by nearly 80 bps during the quarter. With equity valuations directly influenced by longer-term yields, equities sold off as investors navigated a “higher for longer” narrative.

Ten largest holdings (%) as of September 30, 2023[1]
Teledyne Technologies, Inc.	2.93
Casella Waste Systems, Inc. Class A	2.51
Globant SA	2.40
Axon Enterprise, Inc.	2.24
Tetra Tech, Inc.	2.23
WNS Holdings Ltd.	1.95
CCC Intelligent Solutions Holdings, Inc.	1.92
SiteOne Landscape Supply, Inc.	1.90
Tyler Technologies, Inc.	1.82
MercadoLibre, Inc.	1.81

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Holdings within IT and communication services detracted from relative performance.
CrowdStrike Holdings, Inc., in IT is a cloud-based security system that continuously monitors for malicious code. Macroeconomic uncertainty in 2022 elongated the sales cycle for CrowdStrike, which had led the company to provide cautious financial guidance. While we remain optimistic on the outlook for the cybersecurity industry, the combination of an elevated valuation and slowing growth prompted us to exit the position in CrowdStrike.
In communication services, ZoomInfo Technologies, Inc., detracted from performance. The company hosts a global database that connects sales and marketing professionals with prospective clients. During the year, layoffs within the tech industry sharply decreased demand for ZoomInfo. With innovative solutions and a large addressable market, we believe demand will eventually recover for ZoomInfo as recession fears recede. We are closely monitoring fundamentals.
Security selection within the industrials sector contributed to performance.
Axon Enterprise, Inc., manufactures cameras, software, and electronic control devices for law enforcement. By providing smart devices and a cloud-based software platform, Axon is using technology to improve public safety. Over the course of the year, Axon reported strong growth, in part due to an upgrade cycle in hardware, and robust profit margins. With a growing client base and an expanding product lineup, Axon is positioned well to generate long-term growth for investors.
Also within industrials, Saia, Inc., is a short-haul trucking company serving diverse end markets, with particular strength in e-commerce order fulfillment. Using a hub and spoke model, Saia provides expedited delivery times while offering shorter routes for its drivers. This has allowed Saia to capture market share and offer additional services while increasing prices to maintain margins. During the year, shipment volumes and contract renewals exceeded expectations. Additionally, the dissolution of a key competitor created a unique opportunity for Saia to expand its network.

Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

8 | Allspring Discovery SMID Cap Growth Fund

Performance highlights (unaudited)
Selective and balanced strategy
From a macroeconomic standpoint, uncertainty around a possible “soft landing” remains very high. However, taking a longer view, we remain excited that the pace of technological change is accelerating at the same time the pace of economic growth is slowing. With recent advancements in semiconductors, the huge potential of AI, and favorable outlook for cloud-based software, innovation is alive and well. After worries of a post-pandemic bubble in 2022, e-commerce and digital advertising have shown positive signs of recovery. Within health care, innovation is driving compelling new treatments for huge challenges, including diabetes and obesity. Even outside the digital economy, we are finding compelling opportunities in a diverse set of industries, including aerospace, restaurants, agriculture, and entertainment. Against a weak cyclical economy, companies with superior profitability will become increasingly valuable. When sustainable growth is hard to find, true growth businesses can shine.
Our strategy for navigating this environment is to be balanced and highly selective. Rather than chase momentum, we place a priority on companies with profitable business models, free cash flow generation, and strong management execution. Along with quality attributes, we expect these stocks to provide portfolio diversification should equity markets become more turbulent. Such “core holdings” rarely trade at low valuations, but we are confident that paying up for consistency and quality is the right approach.
We remain equally committed to “developing situations” with dynamic and open-ended growth opportunities. After experiencing severe valuation pressure, many of these companies have rebounded strongly in 2023 and our patience is being rewarded. Fears that IT budgets would plummet were overblown and we are now seeing positive trends for spending on new technologies. As previously mentioned, we think there are exciting opportunities in small- and mid-cap growth stocks. While many of these names are benefiting from the same underlying trends as the large caps, performance of small caps has severely lagged behind in 2023. This seems unsustainable, and we believe it represents a great opportunity for asset allocators to rebalance.

Allspring Discovery SMID Cap Growth Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$973.21	$5.81	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94	1.18%
Class C
Actual	$1,000.00	$969.64	$9.62	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.16	$9.85	1.96%
Class R6
Actual	$1,000.00	$975.45	$3.89	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%
Administrator Class
Actual	$1,000.00	$973.72	$5.51	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.64	1.12%
Institutional Class
Actual	$1,000.00	$975.06	$4.38	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48	0.89%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Discovery SMID Cap Growth Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.21%
Communication services: 7.27%
Entertainment: 5.31%
Endeavor Group Holdings, Inc. Class A	404,400	$8,047,560
Liberty Media Corp. Class C†	288,400	17,967,320
Liberty Media Corp.-Liberty Live Class C†	325,691	10,454,681
TKO Group Holdings, Inc.	130,000	10,927,800
Warner Music Group Corp. Class A	436,100	13,693,540
		61,090,901
Interactive media & services: 1.96%
IAC, Inc.†	281,715	14,195,619
ZoomInfo Technologies, Inc. Class A†	511,457	8,387,895
		22,583,514
Consumer discretionary: 10.24%
Broadline retail: 3.38%
Global-E Online Ltd.†	453,843	18,035,721
MercadoLibre, Inc.†	16,432	20,833,804
		38,869,525
Hotels, restaurants & leisure: 4.90%
Chipotle Mexican Grill, Inc. Class A†	8,521	15,609,023
Hyatt Hotels Corp. Class A	82,100	8,709,168
MGM Resorts International†	349,300	12,840,268
Wingstop, Inc.	107,100	19,260,864
		56,419,323
Specialty retail: 0.69%
Wayfair, Inc. Class A†	131,100	7,940,727
Textiles, apparel & luxury goods: 1.27%
On Holding AG Class A†	526,100	14,636,102
Consumer staples: 2.67%
Personal care products: 2.67%
BellRing Brands, Inc.†	415,700	17,139,311
Coty, Inc. Class A†	1,236,000	13,558,920
		30,698,231
Financials: 4.66%
Capital markets: 2.68%
MarketAxess Holdings, Inc.	49,810	10,641,408
Morningstar, Inc.	86,200	20,191,488
		30,832,896
Financial services: 1.98%
Jack Henry & Associates, Inc.	90,500	13,678,170
StoneCo Ltd. Class A†	853,295	9,104,658
		22,782,828
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Health care: 19.84%
Biotechnology: 5.24%
Ascendis Pharma AS ADR†	84,247	$7,888,889
CRISPR Therapeutics AG†	111,116	5,043,556
Exact Sciences Corp.†	243,200	16,591,104
Halozyme Therapeutics, Inc.†	270,500	10,333,100
Natera, Inc.†	225,500	9,978,375
Sarepta Therapeutics, Inc.†	86,200	10,449,164
		60,284,188
Health care equipment & supplies: 7.70%
DexCom, Inc.†	101,356	9,456,515
Inari Medical, Inc.†	186,440	12,193,176
Inspire Medical Systems, Inc.†	81,900	16,252,236
iRhythm Technologies, Inc.†	147,300	13,884,498
PROCEPT BioRobotics Corp.†	297,000	9,744,570
Shockwave Medical, Inc.†	95,865	19,086,721
TransMedics Group, Inc.†	146,600	8,026,350
		88,644,066
Health care providers & services: 3.32%
HealthEquity, Inc.†	275,900	20,154,495
Option Care Health, Inc.†	555,909	17,983,656
		38,138,151
Life sciences tools & services: 3.58%
Bio-Techne Corp.	266,900	18,167,883
Repligen Corp.†	86,700	13,786,167
Waters Corp.†	33,800	9,268,298
		41,222,348
Industrials: 26.57%
Aerospace & defense: 2.24%
Axon Enterprise, Inc.†	129,658	25,800,645
Building products: 2.40%
Advanced Drainage Systems, Inc.	120,776	13,747,932
Trex Co., Inc.†	224,668	13,846,289
		27,594,221
Commercial services & supplies: 7.63%
Casella Waste Systems, Inc. Class A†	379,083	28,924,033
RB Global, Inc.	214,800	13,425,000
Rollins, Inc.	530,700	19,811,031
Tetra Tech, Inc.	168,700	25,647,461
		87,807,525
Construction & engineering: 1.40%
EMCOR Group, Inc.	76,600	16,115,874
The accompanying notes are an integral part of these financial statements.
12 | Allspring Discovery SMID Cap Growth Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Electrical equipment: 1.58%
Vertiv Holdings Co.	488,600	$18,175,920
Ground transportation: 3.02%
JB Hunt Transport Services, Inc.	85,700	16,156,164
Saia, Inc.†	46,548	18,556,360
		34,712,524
Machinery: 1.56%
RBC Bearings, Inc.†	76,600	17,934,358
Professional services: 1.95%
WNS Holdings Ltd. ADR†	327,623	22,429,071
Trading companies & distributors: 4.79%
Applied Industrial Technologies, Inc.	99,900	15,445,539
SiteOne Landscape Supply, Inc.†	133,957	21,895,272
Watsco, Inc.	47,100	17,790,612
		55,131,423
Information technology: 23.63%
Electronic equipment, instruments & components: 4.56%
Novanta, Inc.†	130,594	18,732,403
Teledyne Technologies, Inc.†	82,472	33,696,410
		52,428,813
IT services: 3.85%
Globant SA†	139,745	27,648,548
MongoDB, Inc. Class A†	48,163	16,657,655
		44,306,203
Semiconductors & semiconductor equipment: 3.92%
Allegro MicroSystems, Inc.†	271,800	8,681,292
Axcelis Technologies, Inc.†	72,300	11,788,515
Entegris, Inc.	80,000	7,512,800
Impinj, Inc.†	161,200	8,870,836
Monolithic Power Systems, Inc.	17,700	8,177,400
		45,030,843
Software: 11.30%
BILL Holdings, Inc.†	169,714	18,425,849
CCC Intelligent Solutions Holdings, Inc.†	1,659,300	22,151,655
Confluent, Inc. Class A†	614,500	18,195,345
Fair Isaac Corp.†	16,600	14,417,598
HubSpot, Inc.†	27,300	13,445,250
Olo, Inc. Class A†	1,056,551	6,402,699
Tyler Technologies, Inc.†	54,200	20,928,788
Zscaler, Inc.†	103,400	16,088,006
		130,055,190
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 13

Portfolio of investments—September 30, 2023

	Shares	Value
Materials: 1.62%
Metals & mining: 1.62%
ATI, Inc.†	453,300	$18,653,295
Real estate: 1.71%
Industrial REITs : 1.71%
Rexford Industrial Realty, Inc.	399,565	19,718,533
Total common stocks (Cost $970,111,947)		1,130,037,238

		Yield
Short-term investments: 1.14%
Investment companies: 1.14%
Allspring Government Money Market Fund Select Class♠∞		5.27%	13,072,799	13,072,799
Total short-term investments (Cost $13,072,799)				13,072,799
Total investments in securities (Cost $983,184,746)	99.35%			1,143,110,037
Other assets and liabilities, net	0.65			7,508,063
Total net assets	100.00%			$1,150,618,100

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$50,223,365	$434,293,907	$(471,444,473)	$0	$0	$13,072,799	13,072,799	$1,372,481
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	11,862,800	55,209,354	(67,072,172)	18	0	0	0	141,018 [1]
				$18	$0	$13,072,799		$1,513,499

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Discovery SMID Cap Growth Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $970,111,947)	$1,130,037,238
Investments in affiliated securities, at value (cost $13,072,799)	13,072,799
Receivable for investments sold	10,636,742
Receivable for Fund shares sold	940,646
Receivable for dividends	276,954
Prepaid expenses and other assets	71,662
Total assets	1,155,036,041
Liabilities
Payable for investments purchased	2,320,952
Payable for Fund shares redeemed	1,027,967
Management fee payable	709,606
Administration fees payable	131,494
Trustees’ fees and expenses payable	3,517
Distribution fee payable	2,113
Accrued expenses and other liabilities	222,292
Total liabilities	4,417,941
Total net assets	$1,150,618,100
Net assets consist of
Paid-in capital	$1,067,632,029
Total distributable earnings	82,986,071
Total net assets	$1,150,618,100
Computation of net asset value and offering price per share
Net assets–Class A	$386,119,356
Shares outstanding–Class A1	18,015,038
Net asset value per share–Class A	$21.43
Maximum offering price per share – Class A2	$22.74
Net assets–Class C	$3,150,706
Shares outstanding–Class C1	205,533
Net asset value per share–Class C	$15.33
Net assets–Class R6	$287,218,301
Shares outstanding–Class R6[1]	11,120,850
Net asset value per share–Class R6	$25.83
Net assets–Administrator Class	$48,825,651
Shares outstanding–Administrator Class[1]	2,125,326
Net asset value per share–Administrator Class	$22.97
Net assets–Institutional Class	$425,304,086
Shares outstanding–Institutional Class[1]	16,738,483
Net asset value per share–Institutional Class	$25.41
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 15

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $57,441)	$4,324,320
Income from affiliated securities	1,391,218
Total investment income	5,715,538
Expenses
Management fee	10,088,883
Administration fees
Class A	871,835
Class C	7,414
Class R6	105,843
Administrator Class	78,869
Institutional Class	646,187
Shareholder servicing fees
Class A	1,049,610
Class C	8,914
Administrator Class	129,232
Distribution fee
Class C	26,684
Custody and accounting fees	54,501
Professional fees	64,470
Registration fees	76,203
Shareholder report expenses	72,589
Trustees’ fees and expenses	22,117
Other fees and expenses	34,553
Total expenses	13,337,904
Less: Fee waivers and/or expense reimbursements
Fund-level	(264,207)
Class A	(75,146)
Class C	(2)
Administrator Class	(23)
Net expenses	12,998,526
Net investment loss	(7,282,988)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(52,362,668)
Affiliated securities	18
Net realized losses on investments	(52,362,650)
Net change in unrealized gains (losses) on investments	203,981,000
Net realized and unrealized gains (losses) on investments	151,618,350
Net increase in net assets resulting from operations	$144,335,362
The accompanying notes are an integral part of these financial statements.
16 | Allspring Discovery SMID Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment loss		$(7,282,988)		$(17,116,503)
Net realized gains (losses) on investments		(52,362,650)		74,988,101
Net change in unrealized gains (losses) on investments		203,981,000		(1,160,043,505)
Net increase (decrease) in net assets resulting from operations		144,335,362		(1,102,171,907)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,764,741)		(226,994,997)
Class C		(68,656)		(5,111,680)
Class R6		(4,198,420)		(165,661,046)
Administrator Class		(911,280)		(56,057,581)
Institutional Class		(6,049,430)		(256,462,316)
Total distributions to shareholders		(16,992,527)		(710,287,620)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	945,587	20,440,310	1,603,151	44,784,508
Class C	31,008	489,723	35,937	788,463
Class R6	2,455,010	62,993,105	5,128,157	167,424,619
Administrator Class	282,396	6,606,411	1,407,092	55,751,355
Institutional Class	3,490,270	89,016,562	5,577,521	182,260,658
		179,546,111		451,009,603
Reinvestment of distributions
Class A	273,924	5,609,967	6,880,085	220,025,107
Class C	4,404	64,912	216,386	5,043,951
Class R6	162,483	3,997,088	4,131,760	157,667,968
Administrator Class	41,485	910,181	1,638,234	55,994,841
Institutional Class	236,456	5,726,963	6,386,688	240,267,206
		16,309,111		678,990,073
Payment for shares redeemed
Class A	(4,183,450)	(90,170,856)	(5,937,218)	(162,852,481)
Class C	(83,169)	(1,288,357)	(466,458)	(10,122,285)
Class R6	(6,443,189)	(168,938,632)	(8,590,366)	(304,144,512)
Administrator Class	(1,547,799)	(35,906,334)	(3,489,704)	(108,890,307)
Institutional Class	(9,221,518)	(235,288,061)	(10,124,985)	(316,152,662)
		(531,592,240)		(902,162,247)
Net increase (decrease) in net assets resulting from capital share transactions		(335,737,018)		227,846,429
Total decrease in net assets		(208,394,183)		(1,584,613,098)
Net assets
Beginning of period		1,359,012,283		2,943,625,381
End of period		$1,150,618,100		$1,359,012,283
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 17

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.73	$47.48	$39.95	$33.24	$38.03
Net investment loss	(0.17)[1]	(0.30)[1]	(0.53)	(0.31)	(0.26)
Net realized and unrealized gains (losses) on investments	2.16	(14.84)	10.51	11.37	0.53
Total from investment operations	1.99	(15.14)	9.98	11.06	0.27
Distributions to shareholders from
Net realized gains	(0.29)	(12.61)	(2.45)	(4.35)	(5.06)
Net asset value, end of period	$21.43	$19.73	$47.48	$39.95	$33.24
Total return[2]	10.08%	(42.03)%	25.48%	37.49%	3.81%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.21%	1.19%	1.21%	1.21%
Net expenses	1.20%	1.19%	1.18%	1.19%	1.20%
Net investment loss	(0.77)%	(1.08)%	(1.08)%	(0.91)%	(0.77)%
Supplemental data
Portfolio turnover rate	52%	58%	51%	53%	71%
Net assets, end of period (000s omitted)	$386,119	$414,018	$875,257	$762,758	$627,336

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
18 | Allspring Discovery SMID Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.30	$38.31	$32.88	$28.27	$33.46
Net investment loss	(0.24)[1]	(0.42)[1]	(0.70)[1]	(0.45)[1]	(0.41)[1]
Net realized and unrealized gains (losses) on investments	1.56	(10.98)	8.58	9.41	0.28
Total from investment operations	1.32	(11.40)	7.88	8.96	(0.13)
Distributions to shareholders from
Net realized gains	(0.29)	(12.61)	(2.45)	(4.35)	(5.06)
Net asset value, end of period	$15.33	$14.30	$38.31	$32.88	$28.27
Total return[2]	9.28%	(42.48)%	24.52%	36.54%	3.01%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.94%	1.94%	1.96%	1.95%
Net expenses	1.97%	1.94%	1.94%	1.96%	1.95%
Net investment loss	(1.54)%	(1.84)%	(1.84)%	(1.66)%	(1.51)%
Supplemental data
Portfolio turnover rate	52%	58%	51%	53%	71%
Net assets, end of period (000s omitted)	$3,151	$3,622	$17,909	$28,509	$30,982

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.63	$54.02	$44.98	$36.76	$41.26
Net investment loss	(0.09)[1]	(0.22)[1]	(0.35)[1]	(0.18)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	2.58	(17.56)	11.84	12.75	0.68
Total from investment operations	2.49	(17.78)	11.49	12.57	0.56
Distributions to shareholders from
Net realized gains	(0.29)	(12.61)	(2.45)	(4.35)	(5.06)
Net asset value, end of period	$25.83	$23.63	$54.02	$44.98	$36.76
Total return	10.58%	(41.80)%	26.01%	38.06%	4.26%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.78%	0.76%	0.78%	0.77%
Net expenses	0.79%	0.78%	0.76%	0.78%	0.77%
Net investment loss	(0.36)%	(0.66)%	(0.66)%	(0.50)%	(0.33)%
Supplemental data
Portfolio turnover rate	52%	58%	51%	53%	71%
Net assets, end of period (000s omitted)	$287,218	$353,183	$771,279	$597,851	$405,610

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
20 | Allspring Discovery SMID Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.12	$49.83	$41.79	$34.55	$39.27
Net investment loss	(0.16)[1]	(0.30)[1]	(0.49)[1]	(0.29)[1]	(0.23)[1]
Net realized and unrealized gains (losses) on investments	2.30	(15.80)	10.98	11.88	0.57
Total from investment operations	2.14	(16.10)	10.49	11.59	0.34
Distributions to shareholders from
Net realized gains	(0.29)	(12.61)	(2.45)	(4.35)	(5.06)
Net asset value, end of period	$22.97	$21.12	$49.83	$41.79	$34.55
Total return	10.18%	(41.98)%	25.58%	37.61%	3.88%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.09%	1.11%	1.13%	1.13%
Net expenses	1.11%	1.09%	1.11%	1.13%	1.13%
Net investment loss	(0.69)%	(0.98)%	(1.01)%	(0.84)%	(0.70)%
Supplemental data
Portfolio turnover rate	52%	58%	51%	53%	71%
Net assets, end of period (000s omitted)	$48,826	$70,724	$189,022	$374,366	$333,814

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Discovery SMID Cap Growth Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.27	$53.45	$44.57	$36.50	$41.05
Net investment loss	(0.12)[1]	(0.25)[1]	(0.40)[1]	(0.21)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	2.55	(17.32)	11.73	12.63	0.66
Total from investment operations	2.43	(17.57)	11.33	12.42	0.51
Distributions to shareholders from
Net realized gains	(0.29)	(12.61)	(2.45)	(4.35)	(5.06)
Net asset value, end of period	$25.41	$23.27	$53.45	$44.57	$36.50
Total return	10.49%	(41.88)%	25.91%	37.91%	4.15%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.88%	0.86%	0.88%	0.87%
Net expenses	0.89%	0.88%	0.86%	0.88%	0.87%
Net investment loss	(0.46)%	(0.76)%	(0.76)%	(0.58)%	(0.42)%
Supplemental data
Portfolio turnover rate	52%	58%	51%	53%	71%
Net assets, end of period (000s omitted)	$425,304	$517,465	$1,090,159	$908,157	$1,096,888

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery SMID Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles.
Allspring Discovery SMID Cap Growth Fund  | 23

Notes to financial statements
Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $1,010,967,000 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$233,722,439
Gross unrealized losses	(101,579,402)
Net unrealized gains	$132,143,037
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At September 30, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(12,767,417)	$12,767,417
As of September 30, 2023, the Fund had capital loss carryforwards which consist of $227,063 in short-term capital losses and $43,820,164 in long-term capital losses.
As of September 30, 2023, the  Fund had a qualified late-year ordinary loss of $5,109,494 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
24 | Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$83,674,415	$0	$0	$83,674,415
Consumer discretionary	117,865,677	0	0	117,865,677
Consumer staples	30,698,231	0	0	30,698,231
Financials	53,615,724	0	0	53,615,724
Health care	228,288,753	0	0	228,288,753
Industrials	305,701,561	0	0	305,701,561
Information technology	271,821,049	0	0	271,821,049
Materials	18,653,295	0	0	18,653,295
Real estate	19,718,533	0	0	19,718,533
Short-term investments
Investment companies	13,072,799	0	0	13,072,799
Total assets	$1,143,110,037	$0	$0	$1,143,110,037
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 2023, the Fund did not have transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.76% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Discovery SMID Cap Growth Fund  | 25

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.21%
Class C	1.96
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.89
Prior to June 30, 2023, the Fund’s expenses were capped at 1.22% for Class A shares and 1.97% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $1,539 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $684,251,984 and $1,015,227,719, respectively.
26 | Allspring Discovery SMID Cap Growth Fund

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$0	$27,499,502
Long-term capital gain	16,992,527	682,788,118
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$132,143,037	$(5,109,494)	$(44,047,227)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any in any sector may be more affected by changes in that in any sector than would be a fund whose investments are not heavily weighted in any in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
REDEMPTIONS IN-KIND
During the year ended September 30, 2022, the Fund redeemed assets through an in-kind redemption for shareholders in Class R6. The redemption transaction is reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
12-17-2021	$61,696,045	$1,402,107	$22,077,191	2.43%
Allspring Discovery SMID Cap Growth Fund  | 27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery SMID Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
28 | Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $16,992,527 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery SMID Cap Growth Fund  | 29

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

30 | Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery SMID Cap Growth Fund  | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32 | Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Discovery SMID Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Discovery SMID Cap Growth Fund  | 33

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 2500™ Growth Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class except Class A, which was higher than the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares. The Board also took into account differences between the Fund and other funds in the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of the average rates for the Fund’s expense Group for Class A and the Administrator Class and in range of the sum of the average rates for the Fund’s expense Groups for the Institutional Class and Class R6.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

34 | Allspring Discovery SMID Cap Growth Fund

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Discovery SMID Cap Growth Fund  | 35

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36 | Allspring Discovery SMID Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-ystmyx2e 11-23
AR3321 09-23

Allspring Diversified Capital Builder Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Diversified Capital Builder Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Diversified Capital Builder Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Diversified Capital Builder Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Diversified Capital Builder Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Diversified Capital Builder Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Diversified Capital Builder Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Junkin, Margaret Patel

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKBAX)	1-20-1998	13.23	5.83	9.33	20.16	7.09	9.97	1.10	1.10
Class C (EKBCX)	1-22-1998	18.36	6.29	9.31	19.36	6.29	9.31	1.85	1.85
Administrator Class (EKBDX)	7-30-2010	–	–	–	20.24	7.16	10.10	1.03	1.03
Institutional Class (EKBYX)	1-26-1998	–	–	–	20.62	7.43	10.36	0.78	0.78
Diversified Capital Builder Blended Index[3]	–	–	–	–	18.51	8.04	9.82	–	–
ICE BofA U.S. Cash Pay High Yield Index[4]	–	–	–	–	10.29	2.83	4.16	–	–
Russell 1000® Index[5]	–	–	–	–	21.19	9.63	11.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 1.05% for Administrator Class and 0.78% for Institutional Class.
Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of
Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Source:  Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash
Pay High Yield Index. You cannot invest directly in an index.

[4]
The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

[5]
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6 | Allspring Diversified Capital Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, ICE BofA U.S. Cash Pay High Yield
Index and Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Diversified Capital Builder Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2023.
•Relatively few equity sectors outperformed the Fund’s index equivalent:  information technology (IT), materials, and real estate.
•Underperforming sectors included industrials, financials, and communication services.
•Our lack of holdings in consumer staples and utilities helped the Fund’s relative return.
•The Fund’s bond holdings underperformed the ICE BofA U.S. Cash Pay High Yield Index due to our somewhat longer duration of bond issues. Longer-duration bonds are more price sensitive to the upward movement in interest rates.
Rising interest rates created a challenging environment.
The Russell 1000® Index initially rose in the first few months of the fiscal year and then declined in year-end 2022 before rising from February through July. Subsequently, the index fell sharply in the last two months of the fiscal year. This volatility reflected investor concerns about the rapid pace of Federal Reserve (Fed) rate increases and the possibility that sharp gains in short-term rates would precipitate a recession. However, despite these concerns, the economy advanced moderately during the fiscal year, leading to higher stock prices, especially in sectors that were experiencing secular growth and were not sensitive to rate rises. As a result, the Russell 1000® Index advanced 21.19% in the fiscal year.
Interest rates, as measured by Treasury securities due in 10 years, rose steadily over the fiscal year, reflecting the Fed policy of sharply increasing short-term rates. Treasuries due in 10 years began the fiscal year at 3.83% but rose to 4.57% at month-end September 2023. The Treasury market continues to expect interest rates will rise, as the Fed remains on its path of increasing short-term rates. In addition, very large issuance of Treasury securities to finance the government’s $2 trillion deficit has weighed on markets, keeping upward pressure on interest rates in all maturities.

Ten largest holdings (%) as of September 30, 2023[1]
Alphabet, Inc. Class A	5.73
Broadcom, Inc.	5.33
Amphenol Corp. Class A	4.25
Advanced Micro Devices, Inc.	3.90
Leidos Holdings, Inc.	3.77
Timken Co.	3.00
Marvell Technology, Inc.	2.89
Microchip Technology, Inc.	2.85
Motorola Solutions, Inc.	2.38
L3Harris Technologies, Inc.	2.37

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stocks rose in value during the period.
Despite short-term volatility during the fiscal year, the Russell 1000® Index rose by 21.19%, reflecting strong earnings growth with stable profit margins as the economy registered modest growth in the fiscal year.
The Fund moderately outperformed its benchmark largely because of our asset allocation. The Fund had no investments in the poorly performing consumer staples and utilities sectors and an underweighting in the financials and real estate sectors. Results were also helped by our overweight in IT, one of the best-performing sectors in the fiscal year, in addition to our holdings in communication services.

Portfolio composition as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Equity outperformers were predominantly in IT. Exceptionally strong returns were registered by Broadcom Inc.; Jabil Inc.; Adobe Inc.; and Advanced Micro Devices, Inc. The industrials sector also had outperformers:  Parker-Hannifin Corp.; Eaton Corporation PLC; Clean Harbors, Inc.; and Curtiss-Wright Corp. In the materials sector, Berry Global Group Inc.; AptarGroup, Inc.; and Westlake Corp. all contributed to performance. The health care sector outperformed, almost entirely due to Horizon Therapeutics Public Limited Company, which was acquired at a substantial premium over market value by Amgen Inc. as virtually all other holdings detracted from performance. In the industrials sector, L3Harris Technologies Inc. and Generac Holdings Inc.* underperformed their equity benchmarks.
The Fund’s bond holdings consisted of high yield, below-investment-grade issues. High yield bonds historically have been more sensitive to prospects of future economic growth than investment-grade bonds. In addition, prices of high yield bonds typically reflect movements in U.S. Treasury bond yields, declining in price as interest rates rise. The Fund’s bond holdings modestly underperformed its benchmark in the fiscal year. Bonds of DaVita Inc. and Iron Mountain Inc. outperformed. Detracting from performance were bonds of Cleveland-Cliffs Inc. While Treasury bond yields rose along with price declines over the period, in contrast, yields of high yield bonds declined for the fiscal year, resulting in
*
This security was no longer held at the end of the reporting period.

8 | Allspring Diversified Capital Builder Fund

Performance highlights (unaudited)
mild price appreciation for most holdings in the Fund. These lower rates reflected continued historically low default rates as well as reduced supply of new issue bonds.
Our outlook is cautious.
The U. S. economy is expected to grow moderately over the near term, despite the Fed raising rates extensively over the past 18 months. The Fed has stated repeatedly that it seeks to bring inflation from its currently high level to 2%, even if it means unemployment is raised significantly and the economy goes through a painful period of very slow growth, or even a recession. However, the past fiscal year has demonstrated that the correlation between inflation and interest rates is not as clear as the Fed believes by its actions. Since the financial crisis in 2008, both businesses and consumers have only modestly increased their debt, and much of the outstanding debt has been adjusted to low rates with fixed-term maturities, making businesses and consumers less economically sensitive to rising rates. In contrast, federal government debt outstanding has almost doubled. The increase in U.S. Treasury supply may suggest that interest rates on Treasuries may continue to be higher than the levels of the past 15 years. However, prices of many stocks appear reasonable compared with the expected growth in their profits.
We believe by focusing on companies with secular growth, strong market positions, and stable balance sheets, we can find companies whose returns are expected to be attractive, despite uncertainties faced by today’s investors.

Allspring Diversified Capital Builder Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,029.14	$5.56	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Class C
Actual	$1,000.00	$1,025.33	$9.39	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.35	1.86%
Administrator Class
Actual	$1,000.00	$1,029.53	$5.21	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Institutional Class
Actual	$1,000.00	$1,031.07	$3.95	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 82.51%
Communication services: 5.73%
Interactive media & services: 5.73%
Alphabet, Inc. Class A†	450,000	$58,887,000
Energy: 0.86%
Oil, gas & consumable fuels: 0.86%
ONEOK, Inc.	140,000	8,880,200
Financials: 3.62%
Banks: 3.62%
Bank of America Corp.	170,000	4,654,600
PNC Financial Services Group, Inc.	135,000	16,573,950
Regions Financial Corp.	490,000	8,428,000
U.S. Bancorp	230,000	7,603,800
		37,260,350
Health care: 5.91%
Biotechnology: 0.11%
Neurocrine Biosciences, Inc.†	10,000	1,125,000
Health care equipment & supplies: 0.69%
Abbott Laboratories	35,000	3,389,750
Becton Dickinson & Co.	10,000	2,585,300
STERIS PLC	5,000	1,097,100
		7,072,150
Health care providers & services: 1.69%
McKesson Corp.	40,000	17,394,000
Life sciences tools & services: 3.42%
Bio-Rad Laboratories, Inc. Class A†	10,000	3,584,500
Charles River Laboratories International, Inc.†	20,000	3,919,600
Danaher Corp.	10,000	2,481,000
IQVIA Holdings, Inc.†	115,000	22,626,250
Thermo Fisher Scientific, Inc.	5,000	2,530,850
		35,142,200
Industrials: 23.66%
Aerospace & defense: 3.42%
Curtiss-Wright Corp.	55,000	10,759,650
L3Harris Technologies, Inc.	140,000	24,376,800
		35,136,450
Building products: 1.14%
Johnson Controls International PLC	220,000	11,706,200
Commercial services & supplies: 0.81%
Clean Harbors, Inc.†	50,000	8,368,000
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Electrical equipment: 5.70%
AMETEK, Inc.	125,000	$18,470,000
Eaton Corp. PLC	75,000	15,996,000
Emerson Electric Co.	250,000	24,142,500
		58,608,500
Machinery: 8.82%
Crane Co.	60,000	5,330,400
IDEX Corp.	80,000	16,641,600
John Bean Technologies Corp.	175,000	18,399,500
Oshkosh Corp.	20,000	1,908,600
Parker-Hannifin Corp.	45,000	17,528,400
Timken Co.	420,000	30,865,800
		90,674,300
Professional services: 3.77%
Leidos Holdings, Inc.	420,000	38,707,200
Information technology: 37.37%
Communications equipment: 2.38%
Motorola Solutions, Inc.	90,000	24,501,600
Electronic equipment, instruments & components: 8.14%
Amphenol Corp. Class A	520,000	43,674,800
Crane NXT Co.	90,000	5,001,300
Jabil, Inc.	115,000	14,592,350
Teledyne Technologies, Inc.†	50,000	20,429,000
		83,697,450
IT services: 1.37%
International Business Machines Corp.	100,000	14,030,000
Semiconductors & semiconductor equipment: 17.89%
Advanced Micro Devices, Inc.†	390,000	40,099,800
Analog Devices, Inc.	20,000	3,501,800
Broadcom, Inc.	66,000	54,818,280
Marvell Technology, Inc.	550,000	29,771,500
Microchip Technology, Inc.	375,000	29,268,750
Micron Technology, Inc.	145,000	9,864,350
NVIDIA Corp.	33,000	14,354,670
Synaptics, Inc.†	25,000	2,236,000
		183,915,150
Software: 7.59%
Adobe, Inc.†	40,000	20,396,000
ANSYS, Inc.†	30,000	8,926,500
Autodesk, Inc.†	110,000	22,760,100
Microsoft Corp.	5,000	1,578,750
Roper Technologies, Inc.	3,000	1,452,840
Synopsys, Inc.†	50,000	22,948,500
		78,062,690
The accompanying notes are an integral part of these financial statements.
12 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Materials: 5.13%
Chemicals: 2.33%
Eastman Chemical Co.	30,000	$2,301,600
Olin Corp.	170,000	8,496,600
Westlake Corp.	105,000	13,090,350
		23,888,550
Containers & packaging: 2.80%
AptarGroup, Inc.	76,500	9,565,560
Berry Global Group, Inc.	250,000	15,477,500
Sealed Air Corp.	115,000	3,778,900
		28,821,960
Real estate: 0.23%
Specialized REITs : 0.23%
Iron Mountain, Inc.	40,000	2,378,000
Total common stocks (Cost $638,497,411)		848,256,950

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 14.89%
Basic materials: 1.62%
Chemicals: 0.71%
Valvoline, Inc.144A	3.63%	6-15-2031	$9,495,000	7,356,280
Iron/steel: 0.91%
Cleveland-Cliffs, Inc.144A	6.75	4-15-2030	10,000,000	9,346,165
Consumer, non-cyclical: 4.01%
Commercial services: 0.53%
AMN Healthcare, Inc.144A	4.00	4-15-2029	1,000,000	848,562
AMN Healthcare, Inc.144A	4.63	10-1-2027	1,000,000	903,750
Gartner, Inc.144A	3.63	6-15-2029	4,350,000	3,721,306
				5,473,618
Food: 0.68%
Post Holdings, Inc.144A	4.50	9-15-2031	8,435,000	7,020,396
Healthcare-products: 0.45%
Hologic, Inc.144A	3.25	2-15-2029	5,440,000	4,595,185
Healthcare-services: 1.58%
Charles River Laboratories International, Inc.144A	4.00	3-15-2031	2,000,000	1,692,500
DaVita, Inc.144A	4.63	6-1-2030	8,550,000	7,020,587
Encompass Health Corp.	4.63	4-1-2031	5,500,000	4,662,232
IQVIA, Inc.144A	6.50	5-15-2030	2,884,000	2,822,771
				16,198,090
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 13

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Household products/wares: 0.65%
ACCO Brands Corp.144A	4.25%	3-15-2029	$2,000,000	$1,673,512
Spectrum Brands, Inc.144A	3.88	3-15-2031	6,200,000	5,030,184
				6,703,696
Pharmaceuticals: 0.12%
Organon & Co./Organon Foreign Debt Co.-Issuer BV144A	5.13	4-30-2031	1,500,000	1,202,029
Financial: 1.80%
REITS: 1.80%
Iron Mountain, Inc.144A	4.50	2-15-2031	12,350,000	10,157,423
SBA Communications Corp.	3.13	2-1-2029	10,000,000	8,340,723
				18,498,146
Industrial: 4.54%
Aerospace/defense: 0.76%
TransDigm, Inc.	4.63	1-15-2029	9,000,000	7,860,330
Electronics: 0.72%
TTM Technologies, Inc.144A	4.00	3-1-2029	8,890,000	7,372,686
Engineering & construction: 0.82%
Dycom Industries, Inc.144A	4.50	4-15-2029	9,720,000	8,407,805
Environmental control: 0.87%
Clean Harbors, Inc.144A	6.38	2-1-2031	8,000,000	7,778,967
Stericycle, Inc.144A	3.88	1-15-2029	1,310,000	1,129,679
				8,908,646
Packaging & containers: 1.37%
Ball Corp.	2.88	8-15-2030	7,000,000	5,546,759
Berry Global, Inc.144A	4.50	2-15-2026	1,189,000	1,126,694
Sealed Air Corp.144A	5.00	4-15-2029	5,000,000	4,495,598
Sealed Air Corp./Sealed Air Corp. U.S.144A	6.13	2-1-2028	3,000,000	2,905,562
				14,074,613
Technology: 1.54%
Computers: 0.90%
Seagate HDD Cayman	3.13	7-15-2029	1,500,000	1,141,336
Seagate HDD Cayman	4.09	6-1-2029	3,488,000	3,008,927
Seagate HDD Cayman144A	8.50	7-15-2031	5,000,000	5,128,920
				9,279,183
Semiconductors: 0.64%
Synaptics, Inc.144A	4.00	6-15-2029	8,000,000	6,600,000
Utilities: 1.38%
Electric: 1.38%
NRG Energy, Inc.144A	5.25	6-15-2029	1,000,000	882,759
The accompanying notes are an integral part of these financial statements.
14 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Vistra Operations Co. LLC144A	4.38%	5-1-2029	$12,000,000	$10,315,583
Vistra Operations Co. LLC144A	7.75	10-15-2031	3,000,000	2,955,132
				14,153,474
Total corporate bonds and notes (Cost $175,786,029)				153,050,342
Yankee corporate bonds and notes: 0.53%
Basic materials: 0.29%
Chemicals: 0.29%
Methanex Corp.	5.25	12-15-2029	3,293,000	2,936,514
Industrial: 0.24%
Electronics: 0.24%
Sensata Technologies BV144A	4.00	4-15-2029	2,880,000	2,479,962
Total yankee corporate bonds and notes (Cost $6,294,999)				5,416,476

		Yield	Shares
Short-term investments: 1.89%
Investment companies: 1.89%
Allspring Government Money Market Fund Select Class♠∞		5.27	19,374,619	19,374,619
Total short-term investments (Cost $19,374,619)				19,374,619
Total investments in securities (Cost $839,953,058)	99.82%			1,026,098,387
Other assets and liabilities, net	0.18			1,883,738
Total net assets	100.00%			$1,027,982,125

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 15

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$45,655,057	$249,313,129	$(275,593,567)	$0	$0	$19,374,619	19,374,619	$510,043
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	853,650	10,415,155	(11,268,546)	(259)	0	0	0	32,288 [1]
				$(259)	$0	$19,374,619		$542,331

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Diversified Capital Builder Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $820,578,439)	$1,006,723,768
Investments in affiliated securities, at value (cost $19,374,619)	19,374,619
Cash	1,658
Receivable for dividends and interest	2,919,711
Receivable for Fund shares sold	671,000
Prepaid expenses and other assets	114,139
Total assets	1,029,804,895
Liabilities
Payable for Fund shares redeemed	847,813
Management fee payable	552,118
Administration fees payable	157,845
Shareholder servicing fee payable	151,540
Distribution fee payable	69,251
Trustees’ fees and expenses payable	552
Accrued expenses and other liabilities	43,651
Total liabilities	1,822,770
Total net assets	$1,027,982,125
Net assets consist of
Paid-in capital	$789,379,857
Total distributable earnings	238,602,268
Total net assets	$1,027,982,125
Computation of net asset value and offering price per share
Net assets–Class A	$583,063,685
Shares outstanding–Class A1	52,950,989
Net asset value per share–Class A	$11.01
Maximum offering price per share – Class A2	$11.68
Net assets–Class C	$106,152,439
Shares outstanding–Class C1	9,686,510
Net asset value per share–Class C	$10.96
Net assets–Administrator Class	$8,314,343
Shares outstanding–Administrator Class[1]	754,439
Net asset value per share–Administrator Class	$11.02
Net assets–Institutional Class	$330,451,658
Shares outstanding–Institutional Class[1]	30,283,613
Net asset value per share–Institutional Class	$10.91
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 17

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends	$13,002,886
Interest	8,042,244
Income from affiliated securities	514,681
Total investment income	21,559,811
Expenses
Management fee	6,395,815
Administration fees
Class A	1,216,594
Class C	224,897
Administrator Class	10,246
Institutional Class	421,435
Shareholder servicing fees
Class A	1,465,111
Class C	271,091
Administrator Class	19,703
Distribution fee
Class C	812,756
Custody and accounting fees	40,852
Professional fees	64,308
Registration fees	36,309
Shareholder report expenses	114,624
Trustees’ fees and expenses	24,476
Other fees and expenses	38,430
Total expenses	11,156,647
Less: Fee waivers and/or expense reimbursements
Class A	(30,074)
Class C	(90)
Administrator Class	(73)
Institutional Class	(12,673)
Net expenses	11,113,737
Net investment income	10,446,074
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	51,953,273
Affiliated securities	(259)
Net realized gains on investments	51,953,014
Net change in unrealized gains (losses) on investments	121,947,084
Net realized and unrealized gains (losses) on investments	173,900,098
Net increase in net assets resulting from operations	$184,346,172
The accompanying notes are an integral part of these financial statements.
18 | Allspring Diversified Capital Builder Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$10,446,074		$9,090,644
Net realized gains on investments		51,953,014		104,792,091
Net change in unrealized gains (losses) on investments		121,947,084		(245,737,953)
Net increase (decrease) in net assets resulting from operations		184,346,172		(131,855,218)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(65,626,762)		(48,856,763)
Class C		(11,368,684)		(8,492,157)
Administrator Class		(886,041)		(628,563)
Institutional Class		(37,216,908)		(28,118,033)
Total distributions to shareholders		(115,098,395)		(86,095,516)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,356,347	25,592,345	1,895,248	23,198,979
Class C	1,107,737	11,941,492	839,411	10,172,964
Administrator Class	148,783	1,644,524	158,199	1,917,899
Institutional Class	5,599,746	60,537,183	5,116,605	62,971,289
		99,715,544		98,261,131
Reinvestment of distributions
Class A	5,952,319	62,386,181	3,668,175	46,644,848
Class C	1,075,440	11,190,077	657,011	8,377,639
Administrator Class	84,169	883,153	49,242	626,639
Institutional Class	3,324,215	34,590,783	2,056,821	25,879,740
		109,050,194		81,528,866
Payment for shares redeemed
Class A	(7,352,031)	(79,844,349)	(5,621,756)	(68,933,571)
Class C	(2,295,738)	(24,787,554)	(1,808,544)	(21,983,302)
Administrator Class	(205,960)	(2,238,564)	(131,220)	(1,620,634)
Institutional Class	(7,116,503)	(76,424,780)	(7,289,533)	(87,696,578)
		(183,295,247)		(180,234,085)
Net increase (decrease) in net assets resulting from capital share transactions		25,470,491		(444,088)
Total increase (decrease) in net assets		94,718,268		(218,394,822)
Net assets
Beginning of period		933,263,857		1,151,658,679
End of period		$1,027,982,125		$933,263,857
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.29	$12.64	$10.88	$10.71	$10.88
Net investment income	0.11	0.10 [1]	0.09	0.11	0.14
Net realized and unrealized gains (losses) on investments	1.89	(1.50)	1.87	0.63	0.37
Total from investment operations	2.00	(1.40)	1.96	0.74	0.51
Distributions to shareholders from
Net investment income	(0.11)	(0.10)	(0.10)	(0.13)	(0.14)
Net realized gains	(1.17)	(0.85)	(0.10)	(0.44)	(0.54)
Total distributions to shareholders	(1.28)	(0.95)	(0.20)	(0.57)	(0.68)
Net asset value, end of period	$11.01	$10.29	$12.64	$10.88	$10.71
Total return[2]	20.16%	(12.45)%	18.18%	7.26%	5.60%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.11%	1.11%	1.12%
Net expenses	1.11%	1.10%	1.11%	1.11%	1.12%
Net investment income	0.99%	0.77%	0.76%	1.09%	1.38%
Supplemental data
Portfolio turnover rate	38%	19%	28%	44%	61%
Net assets, end of period (000s omitted)	$583,064	$534,863	$657,696	$601,951	$616,346

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.24	$12.58	$10.86	$10.69	$10.86
Net investment income	0.02	0.00 [1,2]	0.00 [1,2]	0.03	0.06
Net realized and unrealized gains (losses) on investments	1.89	(1.48)	1.86	0.63	0.37
Total from investment operations	1.91	(1.48)	1.86	0.66	0.43
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.04)	(0.05)	(0.06)
Net realized gains	(1.17)	(0.85)	(0.10)	(0.44)	(0.54)
Total distributions to shareholders	(1.19)	(0.86)	(0.14)	(0.49)	(0.60)
Net asset value, end of period	$10.96	$10.24	$12.58	$10.86	$10.69
Total return[3]	19.36%	(13.12)%	17.25%	6.44%	4.81%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.85%	1.86%	1.86%	1.87%
Net expenses	1.86%	1.85%	1.86%	1.86%	1.87%
Net investment income	0.24%	0.02%	0.01%	0.34%	0.65%
Supplemental data
Portfolio turnover rate	38%	19%	28%	44%	61%
Net assets, end of period (000s omitted)	$106,152	$100,367	$127,209	$121,947	$118,297

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.30	$12.64	$10.89	$10.72	$10.89
Net investment income	0.11	0.11 [1]	0.10 [1]	0.12 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	1.89	(1.49)	1.86	0.63	0.37
Total from investment operations	2.00	(1.38)	1.96	0.75	0.52
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.11)	(0.14)	(0.15)
Net realized gains	(1.17)	(0.85)	(0.10)	(0.44)	(0.54)
Total distributions to shareholders	(1.28)	(0.96)	(0.21)	(0.58)	(0.69)
Net asset value, end of period	$11.02	$10.30	$12.64	$10.89	$10.72
Total return	20.24%	(12.30)%	18.17%	7.33%	5.67%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.03%	1.03%	1.04%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.04%
Net investment income	1.07%	0.86%	0.84%	1.19%	1.47%
Supplemental data
Portfolio turnover rate	38%	19%	28%	44%	61%
Net assets, end of period (000s omitted)	$8,314	$7,489	$8,234	$6,429	$9,708

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.20	$12.54	$10.79	$10.64	$10.81
Net investment income	0.14	0.13 [1]	0.13	0.14	0.18
Net realized and unrealized gains (losses) on investments	1.88	(1.48)	1.86	0.62	0.36
Total from investment operations	2.02	(1.35)	1.99	0.76	0.54
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.14)	(0.17)	(0.17)
Net realized gains	(1.17)	(0.85)	(0.10)	(0.44)	(0.54)
Total distributions to shareholders	(1.31)	(0.99)	(0.24)	(0.61)	(0.71)
Net asset value, end of period	$10.91	$10.20	$12.54	$10.79	$10.64
Total return	20.62%	(12.19)%	18.51%	7.48%	5.98%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.78%	0.78%	0.79%
Net expenses	0.78%	0.77%	0.78%	0.78%	0.78%
Net investment income	1.32%	1.10%	1.09%	1.42%	1.73%
Supplemental data
Portfolio turnover rate	38%	19%	28%	44%	61%
Net assets, end of period (000s omitted)	$330,452	$290,545	$358,519	$319,229	$359,278

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund  | 23

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
24 | Allspring Diversified Capital Builder Fund

Notes to financial statements
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $839,953,101 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$245,328,604
Gross unrealized losses	(59,183,318)
Net unrealized gains	$186,145,286
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Diversified Capital Builder Fund  | 25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$58,887,000	$0	$0	$58,887,000
Energy	8,880,200	0	0	8,880,200
Financials	37,260,350	0	0	37,260,350
Health care	60,733,350	0	0	60,733,350
Industrials	243,200,650	0	0	243,200,650
Information technology	384,206,890	0	0	384,206,890
Materials	52,710,510	0	0	52,710,510
Real estate	2,378,000	0	0	2,378,000
Corporate bonds and notes	0	153,050,342	0	153,050,342
Yankee corporate bonds and notes	0	5,416,476	0	5,416,476
Short-term investments
Investment companies	19,374,619	0	0	19,374,619
Total assets	$867,631,569	$158,466,818	$0	$1,026,098,387
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
26 | Allspring Diversified Capital Builder Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.11%
Class C	1.86
Administrator Class	1.05
Institutional Class	0.78
Prior to June 30, 2023, the Fund’s expenses were capped at 1.12% for Class A and 1.87% for Class C. Prior to February 1, 2023, the Fund’s expenses were capped at 1.13% for Class A and 1.88% for Class C.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $29,274 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $385,447,786 and $424,647,310, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
Allspring Diversified Capital Builder Fund  | 27

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$10,306,672	$23,585,041
Long-term capital gain	104,791,723	62,510,475
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$622,978	$51,900,442	$186,145,286
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Diversified Capital Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Capital Builder Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
Allspring Diversified Capital Builder Fund  | 29

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $104,791,723 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $10,306,672 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $3,974,250 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Diversified Capital Builder Fund  | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Diversified Capital Builder Fund  | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Diversified Capital Builder Blended Index, for the one- and ten-year periods under review and that the investment performance of the fund was in range of the investment performance of its benchmark index for the three- and five-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range the median net operating expense ratios of the expense Groups for each share class, except that the net operating expense ratios of the Fund were equal to the median net operating expense ratios of the expense Groups for the Institutional Class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes, except that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense groups for the Institutional Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Diversified Capital Builder Fund  | 35

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints and reductions in the net operating expense caps for the Fund’s Class A and Class C shares, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Diversified Capital Builder Fund  | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-v0wqpcd1 11-23
AR4324 09-23

Allspring Diversified Income Builder Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Diversified Income Builder Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Diversified Income Builder Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Diversified Income Builder Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Diversified Income Builder Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Diversified Income Builder Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Diversified Income Builder Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA, FRM, Petros N. Bocray, CFA, FRM

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (EKSAX)	4-14-1987	3.70	0.40	3.67	9.95	1.61	4.28	1.12	0.84
Class C (EKSCX)	2-1-1993	8.28	0.86	3.67	9.28	0.86	3.67	1.87	1.59
Class R6 (EKSRX)[3]	7-31-2018	–	–	–	10.52	2.09	4.71	0.70	0.42
Administrator Class (EKSDX)	7-30-2010	–	–	–	10.09	1.69	4.41	1.05	0.77
Institutional Class (EKSYX)	1-13-1997	–	–	–	10.41	1.96	4.66	0.80	0.52
Diversified Income Builder Blended Index[4]	–	–	–	–	11.43	3.66	5.67	–	–
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	0.64	0.10	1.13	–	–
ICE BofA U.S. Cash Pay High Yield Index[6]	–	–	–	–	10.29	2.83	4.16	–	–
MSCI ACWI (Net)[7]	–	–	–	–	20.80	6.46	7.56	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.84% for Class A, 1.59% for Class C, 0.42% for Class R6, 0.77% for Administrator Class and 0.52% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
Source:  Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the
Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified
Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the
Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

[5]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]
The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Diversified Income Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, Bloomberg U.S. Aggregate Bond
Index, ICE BofA U.S. Cash Pay High Yield Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Footnotes continued from previous page
[7]
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Diversified Income Builder Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2023.
•Our fixed income allocation was largely among various high yield bond sectors, with some investment-grade structured product allocation. The overall fixed income allocation underperformed the blended benchmark.
•Compared with its benchmark, the Fund had approximately 5% higher weight to equities on average during this period, which benefited performance. The Fund has no allocation to U.S. Treasuries, which contributed to performance given their recent negative performance.
Market review
The trailing 12-month period featured hawkish developed market central banks waiting for inflation data to show further weakness. We are likely nearing the peak of the rate hiking cycle, but sticky inflation and resilient growth could mean continued hawkish rhetoric. Despite this backdrop, global equity markets weren’t willing to wait for the hiking to end, with the MSCI ACWI (Net) up 20.8%, U.S. equities did slightly better, with the S&P 500 Index* up 21.62%. There were some growth concerns out of China, but emerging markets were also up for the year, with the MSCI EM Index (Net)** returning 11.70%.

Ten largest holdings (%) as of September 30, 2023[1]
Microsoft Corp.	2.01
Apple, Inc.	1.71
Amazon.com, Inc.	1.20
ING Groep NV, 6.75%, 4-16-2024	1.05
Lloyds Banking Group PLC, 7.50%, 6-27-2024	1.01
Alphabet, Inc. Class A	0.99
Societe Generale SA, 8.00%, 9-29-2025	0.98
NVIDIA Corp.	0.95
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1-15-2026	0.78
Geo Group, Inc., 12.44%, 3-23-2027	0.75

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The broad U.S. fixed income market was more concerned with the Federal Reserve’s (Fed’s) planned monetary policy than with economic growth as the Bloomberg U.S. Aggregate Bond Index returned 0.64% for the trailing 12 months. Longer duration suffered, as the Bloomberg U.S. 20+ Year Treasury Index*** returned -10.69%, while the short end of the curve held up much better:  The Bloomberg U.S. 1‒3 Year Treasury Bond Index† returned 2.44%. Credit held up well as the Bloomberg U.S. Credit Index†† returned 3.46% and the ICE BofA U.S. High Yield Index††† gained 10.28%.
During the year, the Fund reduced its allocation to securitized bonds and added to our diversified corporate high yield holdings. The remainder was added to our U.S. all-cap growth allocation. These changes helped maintain the portfolio’s overall yield while providing more credit and growth exposure. Within the fixed income allocation, collateralized mortgage obligations, asset-backed securities, and whole business credits were the largest detractors, while insurance and transportation credits were the most additive to Fund performance.

Portfolio composition as of September 30, 2023[1]

44%
Corporate bonds and notes
34%
Common stocks
12%
Yankee corporate bonds and notes
4%
Foreign corporate bonds and notes
3%
Municipal obligations
3%
Loans

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Within equities, both the U.S. equity allocation to all-cap growth and global equities contributed to performance. An overweight to and selection in
*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**
The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
***
The Bloomberg 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
†
The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. You cannot invest directly in an index.
††
The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranational and local authorities. You cannot invest directly in an index.
†††
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

8 | Allspring Diversified Income Builder Fund

Performance highlights (unaudited)
information technology added to Fund performance. Selection in financials and materials also added to Fund performance. Selection in health care, consumer discretionary, and energy detracted from performance over the trailing 12 months.
Covered call writing on the Fund’s equity holdings attempts to capture premiums by writing out-of-the-money calls (an options hedging strategy) on equity market exposures. This allows the Fund to potentially benefit from active security selection and, over time, it could lead to greater distributions. With strong growth equity markets, covered call writing detracted from the Fund’s performance.
Outlook
Last year, our outlook focused on waiting for a pivot in Fed policy; we are still waiting. While the end of the rate hiking cycle appears near, stubbornly persistent inflation implies that monetary policy will stay tight, at least for the near term. We also expect the hawkish rhetoric to continue and cannot rule out another hike by the Fed.
Although manufacturing remains in recession mode, the most recent gross domestic product growth report was robust. The services sector is slowing but still growing and consumer demand has remained remarkably robust.
The recession we called for last year has not materialized nor is it priced into the market; increasingly, we see paths where the recession does not arrive at all. Could this be the much-touted soft landing?
We believe that inflation is likely to stay sticky. Headline inflation is likely to stay volatile, with rising energy prices, while core inflation may further moderate as the economy gradually slows. We expect continued market volatility coming from rates potentially feeding into equities.
Over the medium term, we think bonds are attractive given their real yields. To a lesser degree, we are positive on equities given recovering earnings momentum, stable margins, and anticipated economic growth into year-end.

Allspring Diversified Income Builder Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,020.90	$4.18	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Class C
Actual	$1,000.00	$1,016.93	$8.00	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.00	1.59%
Class R6
Actual	$1,000.00	$1,023.76	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Administrator Class
Actual	$1,000.00	$1,019.67	$3.88	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.88	0.77%
Institutional Class
Actual	$1,000.00	$1,023.25	$2.62	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 32.16%
Communication services: 2.92%
Diversified telecommunication services: 0.28%
AT&T, Inc.#	56,452	$847,909
China Tower Corp. Ltd. Class H144A	934,000	89,453
Hellenic Telecommunications Organization SA	3,909	57,115
		994,477
Entertainment: 0.12%
Live Nation Entertainment, Inc.†#	3,148	261,410
Netflix, Inc.†#	455	171,808
		433,218
Interactive media & services: 1.90%
Alphabet, Inc. Class A†#	26,627	3,484,409
Alphabet, Inc. Class C†#	3,159	416,514
Baidu, Inc. Class A†	9,108	155,155
Meta Platforms, Inc. Class A†#	7,440	2,233,562
Tencent Holdings Ltd.	11,100	434,024
		6,723,664
Media: 0.35%
Comcast Corp. Class A#	12,535	555,802
Publicis Groupe SA	8,787	666,654
		1,222,456
Wireless telecommunication services: 0.27%
America Movil SAB de CV ADR	3,017	52,255
SK Telecom Co. Ltd.	23,012	886,515
		938,770
Consumer discretionary: 4.16%
Automobile components: 0.04%
Mobileye Global, Inc. Class A†#	3,662	152,156
Automobiles: 0.95%
Bajaj Auto Ltd.	2,962	180,617
Bayerische Motoren Werke AG	4,812	490,332
General Motors Co.#	17,612	580,668
Honda Motor Co. Ltd.	76,800	864,411
Kia Corp.	1,855	111,653
Stellantis NV	35,080	675,378
Tesla, Inc.†#	1,789	447,644
		3,350,703
Broadline retail: 1.55%
Alibaba Group Holding Ltd.†	33,200	362,909
Amazon.com, Inc.†#	33,284	4,231,062
JD.com, Inc. Class A	37,500	551,178
MercadoLibre, Inc.†#	188	238,361
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Broadline retail(continued)
momo.com, Inc.	3,300	$51,552
Naspers Ltd. Class N	331	52,893
		5,487,955
Hotels, restaurants & leisure: 0.44%
Chipotle Mexican Grill, Inc. Class A†#	217	397,507
DoorDash, Inc. Class A†#	678	53,881
McDonald’s Corp.#	2,518	663,342
Wingstop, Inc.#	1,925	346,192
Yum China Holdings, Inc.	1,500	84,626
		1,545,548
Household durables: 0.38%
Barratt Developments PLC	84,468	454,595
Midea Group Co. Ltd. Class A	27,099	206,723
Panasonic Holdings Corp.	61,200	688,828
		1,350,146
Specialty retail: 0.60%
AutoZone, Inc.†#	145	368,299
Boot Barn Holdings, Inc.†#	3,715	301,621
Chow Tai Fook Jewellery Group Ltd.	65,000	97,945
Five Below, Inc.†#	1,643	264,359
Floor & Decor Holdings, Inc. Class A†#	4,336	392,408
O’Reilly Automotive, Inc.†#	204	185,407
Ulta Beauty, Inc.†#	1,303	520,483
		2,130,522
Textiles, apparel & luxury goods: 0.20%
ANTA Sports Products Ltd.	7,000	78,796
Fila Holdings Corp.	2,447	65,375
lululemon athletica, Inc.†#	1,066	411,060
On Holding AG Class A†#	1,838	51,133
Samsonite International SA144A†	22,500	77,290
		683,654
Consumer staples: 1.00%
Beverages: 0.41%
Ambev SA	20,700	53,989
Coca-Cola Co.#	19,740	1,105,045
Constellation Brands, Inc. Class A#	827	207,850
Thai Beverage PCL	190,400	80,088
		1,446,972
Consumer staples distribution & retail: 0.31%
Cencosud SA	45,262	85,823
Wal-Mart de Mexico SAB de CV	14,700	55,485
Walmart, Inc.#	6,007	960,699
		1,102,007
The accompanying notes are an integral part of these financial statements.
12 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Food products: 0.04%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	22,400	$81,714
Tingyi Cayman Islands Holding Corp.	37,800	52,807
		134,521
Household products: 0.21%
Procter & Gamble Co.#	5,194	757,597
Personal care products: 0.03%
e.l.f Beauty, Inc.†#	976	107,194
Energy: 1.03%
Energy equipment & services: 0.06%
Arabian Drilling Co.†	3,918	196,399
Oil, gas & consumable fuels: 0.97%
ConocoPhillips#	9,837	1,178,473
Devon Energy Corp.#	15,607	744,454
Ecopetrol SA ADR	6,637	76,856
Pembina Pipeline Corp.	22,122	665,166
Petroleo Brasileiro SA ADR	8,118	111,298
Shell PLC	21,006	667,903
		3,444,150
Financials: 5.21%
Banks: 1.66%
Al Rajhi Bank	4,462	80,836
Bangkok Bank PCL	34,900	160,542
Bank Mandiri Persero Tbk PT	422,500	164,708
Bank Negara Indonesia Persero Tbk PT	105,050	70,181
Bank of Baroda	61,626	158,775
Bank of the Philippine Islands	35,879	71,028
Bank Polska Kasa Opieki SA	4,108	94,927
BNP Paribas SA	11,165	713,328
CaixaBank SA	137,883	551,911
China Construction Bank Corp. Class H	1,056,000	596,035
Citigroup, Inc.#	17,132	704,639
Credicorp Ltd.	582	74,479
Grupo Financiero Banorte SAB de CV Class O	7,700	64,538
HSBC Holdings PLC	81,921	644,589
Industrial & Commercial Bank of China Ltd. Class H	334,000	160,795
ING Groep NV	36,558	485,069
KB Financial Group, Inc.	2,134	87,039
National Bank of Greece SA†	15,103	85,267
RHB Bank Bhd	46,543	53,826
Saudi Awwal Bank	8,576	78,918
Standard Bank Group Ltd.	10,031	97,334
U.S. Bancorp#	20,025	662,027
		5,860,791
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 13

Portfolio of investments—September 30, 2023

	Shares	Value
Capital markets: 1.74%
3i Group PLC	33,860	$856,410
Ares Capital Corp.#	37,421	728,587
B3 SA - Brasil Bolsa Balcao	37,700	92,177
Banco BTG Pactual SA	16,804	103,869
Interactive Brokers Group, Inc. Class A#	4,302	372,381
LPL Financial Holdings, Inc.#	3,632	863,145
Man Group PLC	222,189	605,892
Oaktree Specialty Lending Corp.#	46,338	932,321
S&P Global, Inc.#	1,722	629,236
Tradeweb Markets, Inc. Class A#	12,197	978,199
		6,162,217
Financial services: 1.11%
Corebridge Financial, Inc.#	29,144	575,594
Flywire Corp.†#	11,822	377,004
LIC Housing Finance Ltd.	33,125	185,228
Mastercard, Inc. Class A#	4,212	1,667,573
Power Finance Corp. Ltd.	23,020	69,830
Power Finance Corp. Ltd.♦†	5,755	17,457
Toast, Inc. Class A†#	5,504	103,090
Visa, Inc. Class A#	4,014	923,260
		3,919,036
Insurance: 0.70%
AXA SA	27,843	829,535
BB Seguridade Participacoes SA	104,930	651,514
Cathay Financial Holding Co. Ltd.†	86,000	118,748
Ping An Insurance Group Co. of China Ltd. Class H	23,700	135,736
Sanlam Ltd.	17,087	59,265
Sompo Holdings, Inc.	16,200	697,367
		2,492,165
Health care: 3.83%
Biotechnology: 0.61%
Argenx SE ADR†#	382	187,803
Exact Sciences Corp.†#	3,703	252,619
Gilead Sciences, Inc.#	8,952	670,863
Horizon Therapeutics PLC†#	1,777	205,581
Karuna Therapeutics, Inc.†#	1,172	198,173
Seagen, Inc.†#	1,544	327,560
Vertex Pharmaceuticals, Inc.†#	888	308,793
		2,151,392
Health care equipment & supplies: 1.09%
Boston Scientific Corp.†#	20,992	1,108,378
DexCom, Inc.†#	1,711	159,636
Intuitive Surgical, Inc.†#	3,839	1,122,101
Penumbra, Inc.†#	2,235	540,669
Shockwave Medical, Inc.†#	2,790	555,489
The accompanying notes are an integral part of these financial statements.
14 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Health care equipment & supplies(continued)
Stryker Corp.#	625	$170,794
TransMedics Group, Inc.†#	3,505	191,899
		3,848,966
Health care providers & services: 0.60%
Cencora, Inc.#	3,718	669,129
Sinopharm Group Co. Ltd. Class H	17,300	50,148
UnitedHealth Group, Inc.#	2,776	1,399,631
		2,118,908
Health care technology: 0.17%
Veeva Systems, Inc. Class A†#	2,936	597,329
Life sciences tools & services: 0.10%
West Pharmaceutical Services, Inc.#	965	362,078
Pharmaceuticals: 1.26%
China Medical System Holdings Ltd.	324,000	490,699
Eli Lilly & Co.#	1,562	838,997
Johnson & Johnson#	4,545	707,884
Novartis AG	8,658	887,886
Pfizer, Inc.#	23,620	783,475
Viatris, Inc.#	46,889	462,325
Zhejiang NHU Co. Ltd. Class A	33,148	73,836
Zoetis, Inc.#	1,249	217,301
		4,462,403
Industrials: 2.55%
Aerospace & defense: 0.07%
Embraer SA ADR†	8,022	110,062
TransDigm Group, Inc.†#	182	153,449
		263,511
Commercial services & supplies: 0.38%
Casella Waste Systems, Inc. Class A†#	4,944	377,227
Copart, Inc.†#	22,562	972,197
		1,349,424
Construction & engineering: 0.04%
China Communications Services Corp. Ltd. Class H	168,000	70,581
China State Construction International Holdings Ltd.	72,500	76,287
		146,868
Electrical equipment: 0.67%
Advanced Energy Solution Holding Co. Ltd.	3,000	59,523
Array Technologies, Inc.†#	13,159	291,998
nVent Electric PLC#	14,144	749,491
Shoals Technologies Group, Inc. Class A†#	35,624	650,138
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 15

Portfolio of investments—September 30, 2023

	Shares	Value
Electrical equipment(continued)
Signify NV144A	21,483	$579,406
Sociedad Quimica y Minera de Chile SA ADR	872	52,032
		2,382,588
Ground transportation: 0.25%
Uber Technologies, Inc.†#	18,397	846,078
United International Transportation	2,610	48,108
		894,186
Industrial conglomerates: 0.29%
Bidvest Group Ltd.	4,776	68,808
Hitachi Ltd.	13,500	837,878
Industries Qatar QSC	32,266	121,586
		1,028,272
Machinery: 0.32%
AGCO Corp.#	4,701	556,034
Ashok Leyland Ltd.	54,250	115,632
Doosan Bobcat, Inc.	1,799	67,902
Fortive Corp.#	3,903	289,447
Yangzijiang Shipbuilding Holdings, Ltd.	86,500	105,040
		1,134,055
Passenger airlines: 0.03%
Copa Holdings SA Class A	985	87,783
Professional services: 0.25%
Paycom Software, Inc.#	308	79,855
Paycor HCM, Inc.†#	27,783	634,286
Verisk Analytics, Inc. Class A#	685	161,824
		875,965
Trading companies & distributors: 0.23%
BOC Aviation Ltd.144A	11,900	83,047
Ferguson PLC#	4,406	724,655
		807,702
Transportation infrastructure: 0.02%
Grupo Aeroportuario del Sureste SAB de CV ADR	274	67,325
Information technology: 9.33%
Communications equipment: 0.24%
Arista Networks, Inc.†#	1,113	204,714
Cisco Systems, Inc.#	11,985	644,314
		849,028
Electronic equipment, instruments & components: 0.22%
Chroma ATE, Inc.	12,000	102,909
Crane NXT Co.#	8,810	489,572
E Ink Holdings, Inc.	14,000	78,064
The accompanying notes are an integral part of these financial statements.
16 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Electronic equipment, instruments & components(continued)
Hon Hai Precision Industry Co. Ltd.	17,900	$57,696
Tripod Technology Corp.	11,000	65,689
		793,930
IT services: 0.42%
Infosys Ltd. ADR	11,839	202,565
MongoDB, Inc. Class A†#	3,274	1,132,346
Wix.com Ltd.†#	1,833	168,269
		1,503,180
Semiconductors & semiconductor equipment: 2.93%
Advanced Micro Devices, Inc.†#	3,576	367,684
Allegro MicroSystems, Inc.†#	25,967	829,386
ASE Technology Holding Co. Ltd.	26,000	88,750
ASMPT Ltd.	6,000	53,710
Broadcom, Inc.#	1,364	1,132,911
KLA Corp.#	1,836	842,100
Marvell Technology, Inc.#	2,830	153,188
MediaTek, Inc.	4,000	91,452
Microchip Technology, Inc.#	12,181	950,727
Monolithic Power Systems, Inc.#	2,241	1,035,342
NVIDIA Corp.#	7,761	3,375,957
Realtek Semiconductor Corp.	6,000	73,670
Taiwan Semiconductor Manufacturing Co. Ltd.	54,000	880,537
Taiwan Semiconductor Manufacturing Co. Ltd. ADR#	4,818	418,684
Vanguard International Semiconductor Corp.	31,000	65,510
		10,359,608
Software: 3.53%
Adobe, Inc.†#	1,115	568,538
Clearwater Analytics Holdings, Inc. Class A†#	13,889	268,613
Crowdstrike Holdings, Inc. Class A†#	2,754	460,965
Datadog, Inc. Class A†#	2,241	204,133
DoubleVerify Holdings, Inc.†#	7,569	211,554
Dynatrace, Inc.†#	9,264	432,907
Fair Isaac Corp.†#	727	631,421
Intuit, Inc.#	765	390,869
Klaviyo, Inc. Class A†#	289	9,970
Microsoft Corp.#	22,547	7,119,215
Open Text Corp.	18,646	654,412
Oracle Corp.#	1,770	187,478
Palo Alto Networks, Inc.†#	2,386	559,374
Procore Technologies, Inc.†#	5,649	368,993
Salesforce, Inc.†#	363	73,609
ServiceNow, Inc.†#	604	337,612
		12,479,663
Technology hardware, storage & peripherals: 1.99%
Advantech Co. Ltd.	4,729	50,636
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 17

Portfolio of investments—September 30, 2023

	Shares	Value
Technology hardware, storage & peripherals(continued)
Apple, Inc.#	35,304	$6,044,398
Lenovo Group Ltd.	566,000	583,278
Samsung Electronics Co. Ltd.	6,916	349,632
		7,027,944
Materials: 0.67%
Chemicals: 0.31%
Hengli Petrochemical Co. Ltd. Class A†	31,000	61,258
Linde PLC#	2,771	1,031,782
		1,093,040
Metals & mining: 0.36%
Alrosa PJSC (Acquired 5-6-2021, cost $1,726,284)♦†˃	42,660	0
Anglo American PLC	2,578	71,259
Baoshan Iron & Steel Co. Ltd. Class A	63,900	53,394
Fortescue Metals Group Ltd.	29,250	393,428
Reliance Steel & Aluminum Co.#	2,207	578,742
Southern Copper Corp.	1,108	83,421
Vale SA	7,000	94,112
		1,274,356
Real estate: 1.07%
Diversified REITs: 0.02%
Fibra Uno Administracion SA de CV	36,900	61,720
Office REITs : 0.04%
Embassy Office Parks REIT	40,876	147,971
Real estate management & development: 0.25%
China Resources Land Ltd.	20,050	79,883
Corp. Inmobiliaria Vesta SAB de CV ADR†	2,300	75,601
CoStar Group, Inc.†#	3,645	280,264
Swire Pacific Ltd. Class A	64,500	435,302
		871,050
Retail REITs : 0.35%
Brixmor Property Group, Inc.#	27,096	563,055
Simon Property Group, Inc.#	6,368	687,935
		1,250,990
Specialized REITs : 0.41%
Equinix, Inc.#	261	189,554
VICI Properties, Inc. Class A#	23,315	678,466
Weyerhaeuser Co.#	18,860	578,248
		1,446,268
Utilities: 0.39%
Electric utilities: 0.23%
Cia Paranaense de Energia	51,400	85,998
The accompanying notes are an integral part of these financial statements.
18 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Electric utilities(continued)
Power Grid Corp. of India Ltd.	87,054	$209,403
SSE PLC	25,812	507,041
		802,442
Gas utilities: 0.13%
ENN Energy Holdings Ltd.	11,000	91,304
GAIL India Ltd.	117,120	175,452
Mahanagar Gas Ltd.	15,105	187,145
		453,901
Independent power and renewable electricity producers: 0.03%
NHPC Ltd.	202,127	128,518
Total common stocks (Cost $99,970,638)		113,758,682

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 42.05%
Basic materials: 0.07%
Chemicals: 0.07%
Avient Corp.144A	7.13%	8-1-2030	$260,000	255,421
Communications: 6.24%
Advertising: 0.67%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	670,000	512,305
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	580,000	574,397
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,290,000	1,014,082
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	290,000	255,513
				2,356,297
Internet: 1.58%
Arches Buyer, Inc.144A	4.25	6-1-2028	420,000	358,089
Arches Buyer, Inc.144A	6.13	12-1-2028	1,100,000	893,200
Cablevision Lightpath LLC144A	3.88	9-15-2027	550,000	459,250
Cablevision Lightpath LLC144A	5.63	9-15-2028	375,000	287,788
Match Group Holdings II LLC144A	5.63	2-15-2029	1,850,000	1,706,625
Uber Technologies, Inc.144A	4.50	8-15-2029	2,105,000	1,881,568
				5,586,520
Media: 3.58%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	2,775,000	2,043,172
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	1,700,000	1,395,382
CSC Holdings LLC144A	4.13	12-1-2030	825,000	583,864
CSC Holdings LLC144A	5.75	1-15-2030	1,480,000	829,238
CSC Holdings LLC144A	11.25	5-15-2028	280,000	278,904
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.144A	5.88	8-15-2027	380,000	335,988
DISH Network Corp.144A	11.75	11-15-2027	535,000	538,994
Gray Escrow II, Inc.144A	5.38	11-15-2031	2,450,000	1,603,371
Nexstar Media, Inc.144A	5.63	7-15-2027	650,000	578,445
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 19

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Media(continued)
Scripps Escrow II, Inc.144A	5.38%	1-15-2031	$825,000	$506,921
Scripps Escrow, Inc.144A	5.88	7-15-2027	1,420,000	1,049,977
Sirius XM Radio, Inc.144A	4.13	7-1-2030	1,595,000	1,276,973
Townsquare Media, Inc.144A	6.88	2-1-2026	1,755,000	1,657,415
				12,678,644
Telecommunications: 0.41%
CommScope Technologies LLC144A	5.00	3-15-2027	700,000	397,285
CommScope, Inc.144A	4.75	9-1-2029	255,000	187,564
CommScope, Inc.144A	6.00	3-1-2026	920,000	858,571
				1,443,420
Consumer, cyclical: 7.00%
Airlines: 0.60%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	404,081	365,513
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	790,000	710,887
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	1,040,000	1,039,507
				2,115,907
Apparel: 0.43%
Crocs, Inc.144A	4.13	8-15-2031	370,000	286,267
Crocs, Inc.144A	4.25	3-15-2029	1,000,000	827,372
Hanesbrands, Inc.144A	4.88	5-15-2026	440,000	403,375
				1,517,014
Auto manufacturers: 0.45%
Ford Motor Co.	3.25	2-12-2032	245,000	188,813
Ford Motor Co.	4.75	1-15-2043	720,000	525,558
Ford Motor Credit Co. LLC	4.39	1-8-2026	955,000	901,357
				1,615,728
Distribution/wholesale: 0.41%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	1,460,000	1,449,050
Entertainment: 1.74%
CCM Merger, Inc.144A	6.38	5-1-2026	2,720,000	2,601,598
Churchill Downs, Inc.144A	4.75	1-15-2028	570,000	514,164
Churchill Downs, Inc.144A	6.75	5-1-2031	185,000	174,825
Cinemark USA, Inc.144A	5.25	7-15-2028	540,000	479,336
Cinemark USA, Inc.144A	5.88	3-15-2026	200,000	192,024
Cinemark USA, Inc.144A	8.75	5-1-2025	561,000	564,490
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	545,000	523,274
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	1,115,000	1,099,380
				6,149,091
The accompanying notes are an integral part of these financial statements.
20 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Home builders: 0.18%
Tri Pointe Homes, Inc.	5.70%	6-15-2028	$710,000	$651,487
Housewares: 0.13%
Newell Brands, Inc.	5.20	4-1-2026	480,000	452,348
Leisure time: 0.82%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	1,130,000	1,211,664
NCL Corp. Ltd.144A	5.88	3-15-2026	905,000	835,535
NCL Corp. Ltd.144A	5.88	2-15-2027	405,000	385,142
NCL Corp. Ltd.144A	7.75	2-15-2029	495,000	459,423
				2,891,764
Retail: 2.24%
Bath & Body Works, Inc.144A	6.63	10-1-2030	640,000	600,006
Dave & Buster’s, Inc.144A	7.63	11-1-2025	325,000	324,856
FirstCash, Inc.144A	4.63	9-1-2028	910,000	806,331
LBM Acquisition LLC144A	6.25	1-15-2029	570,000	467,400
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	1,478,000	1,342,012
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	965,000	844,945
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	940,000	775,773
Michaels Cos., Inc.144A	7.88	5-1-2029	975,000	636,526
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	1,100,000	1,031,918
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	270,000	236,368
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	930,000	866,656
				7,932,791
Consumer, non-cyclical: 5.86%
Commercial services: 3.19%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	1,425,000	1,062,320
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	600,000	568,524
CoreCivic, Inc.	8.25	4-15-2026	2,475,000	2,511,110
Grand Canyon University	5.13	10-1-2028	1,000,000	908,540
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	380,000	322,714
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	1,405,000	1,054,452
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	1,140,000	618,450
PECF USS Intermediate Holding III Corp. (U.S. SOFR 3 Month+4.25%)±	9.59	12-15-2028	240,000	191,678
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	650,000	602,010
Sabre Global, Inc.144A	8.63	6-1-2027	187,000	158,540
Sabre Global, Inc.144A	11.25	12-15-2027	1,910,000	1,752,617
Sotheby’s (U.S. SOFR 3 Month+4.50%)±	9.84	1-15-2027	630,000	613,463
Upbound Group, Inc.144A	6.38	2-15-2029	1,015,000	900,812
				11,265,230
Food: 0.47%
B&G Foods, Inc.	5.25	9-15-2027	325,000	272,178
B&G Foods, Inc.144A	8.00	9-15-2028	1,390,000	1,391,896
				1,664,074
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 21

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Healthcare-services: 2.20%
Catalent Pharma Solutions, Inc.144A	5.00%	7-15-2027	$920,000	$844,021
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	750,000	570,132
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	455,000	433,647
Eastern Maine Healthcare Systems	5.02	7-1-2036	1,000,000	861,947
IQVIA, Inc.144A	6.50	5-15-2030	760,000	743,865
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	640,000	563,655
Select Medical Corp.144A	6.25	8-15-2026	750,000	732,736
Star Parent Inc.144A	9.00	10-1-2030	930,000	939,768
Tenet Healthcare Corp.	4.88	1-1-2026	475,000	455,064
Tenet Healthcare Corp.144A	6.75	5-15-2031	1,000,000	964,470
Toledo Hospital	6.02	11-15-2048	1,000,000	685,000
				7,794,305
Energy: 8.07%
Energy-alternate sources: 1.43%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	3,415,000	2,783,259
TerraForm Power Operating LLC144A	5.00	1-31-2028	2,530,000	2,295,975
				5,079,234
Oil & gas: 2.09%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	1,345,000	1,334,388
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	1,915,000	1,838,725
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	375,000	338,623
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	1,470,000	1,378,442
Nabors Industries Ltd.144A	7.50	1-15-2028	480,000	443,754
Nabors Industries, Inc.144A	7.38	5-15-2027	890,000	860,965
Southwestern Energy Co.	4.75	2-1-2032	1,390,000	1,193,021
				7,387,918
Oil & gas services: 1.04%
Bristow Group, Inc.144A	6.88	3-1-2028	1,885,000	1,767,432
Oceaneering International, Inc144A%%	6.00	2-1-2028	460,000	433,350
Oceaneering International, Inc.	4.65	11-15-2024	920,000	908,238
Oceaneering International, Inc.	6.00	2-1-2028	600,000	565,239
				3,674,259
Pipelines: 3.51%
Buckeye Partners LP144A	4.50	3-1-2028	475,000	416,812
Buckeye Partners LP	5.85	11-15-2043	425,000	310,248
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	1,415,000	1,254,183
DT Midstream, Inc.144A	4.13	6-15-2029	190,000	164,358
DT Midstream, Inc.144A	4.38	6-15-2031	1,195,000	1,004,892
EnLink Midstream LLC	5.38	6-1-2029	810,000	749,251
EnLink Midstream LLC144A	6.50	9-1-2030	1,020,000	989,432
EnLink Midstream Partners LP	5.60	4-1-2044	1,175,000	975,250
Harvest Midstream I LP144A	7.50	9-1-2028	690,000	666,976
Hess Midstream Operations LP144A	5.50	10-15-2030	315,000	286,256
Kinetik Holdings LP144A	5.88	6-15-2030	975,000	914,062
The accompanying notes are an integral part of these financial statements.
22 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Rockies Express Pipeline LLC144A	4.95%	7-15-2029	$250,000	$222,673
Rockies Express Pipeline LLC144A	6.88	4-15-2040	855,000	749,580
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	1,645,000	1,452,058
Venture Global Calcasieu Pass LLC144A	3.88	11-1-2033	110,000	85,407
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	1,040,000	992,024
Venture Global LNG, Inc.144A	8.38	6-1-2031	1,200,000	1,179,675
				12,413,137
Financial: 7.85%
Banks: 1.90%
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38	1-27-2027	1,500,000	1,257,073
Citigroup, Inc. Series V (U.S. SOFR+3.23%)ʊ±	4.70	1-30-2025	1,000,000	900,209
Citizens Financial Group, Inc. Series F (5 Year Treasury Constant Maturity+5.31%)ʊ±	5.65	10-6-2025	2,000,000	1,826,895
Fifth Third Bancorp Series L (5 Year Treasury Constant Maturity+4.22%)ʊ±	4.50	9-30-2025	2,000,000	1,791,158
JPMorgan Chase & Co. Series HH (U.S. SOFR 3 Month+3.13%)ʊ±	4.60	2-1-2025	1,000,000	935,490
				6,710,825
Diversified financial services: 2.71%
Enact Holdings, Inc.144A	6.50	8-15-2025	2,490,000	2,452,424
Home Point Capital, Inc.144A	5.00	2-1-2026	855,000	798,652
LPL Holdings, Inc.144A	4.38	5-15-2031	395,000	337,903
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	610,000	576,403
Navient Corp.	5.00	3-15-2027	495,000	444,936
OneMain Finance Corp.	3.50	1-15-2027	355,000	303,969
OneMain Finance Corp.	5.38	11-15-2029	200,000	167,500
OneMain Finance Corp.	7.13	3-15-2026	720,000	705,155
Oppenheimer Holdings, Inc.	5.50	10-1-2025	1,215,000	1,167,919
PRA Group, Inc.144A	5.00	10-1-2029	1,630,000	1,237,968
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.144A	4.00	10-15-2033	615,000	464,437
United Wholesale Mortgage LLC144A	5.50	11-15-2025	540,000	513,636
United Wholesale Mortgage LLC144A	5.50	4-15-2029	515,000	435,175
				9,606,077
Insurance: 0.87%
AmWINS Group, Inc.144A	4.88	6-30-2029	910,000	797,368
AssuredPartners, Inc.144A	5.63	1-15-2029	775,000	670,938
BroadStreet Partners, Inc.144A	5.88	4-15-2029	1,690,000	1,491,118
HUB International Ltd.144A	7.25	6-15-2030	125,000	124,771
				3,084,195
REITS: 2.37%
GLP Capital LP/GLP Financing II, Inc.	3.25	1-15-2032	635,000	492,816
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	210,000	186,655
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 23

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
REITS(continued)
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00%	4-15-2025	$345,000	$335,700
Iron Mountain, Inc.144A	4.50	2-15-2031	925,000	760,779
Iron Mountain, Inc.144A	5.25	7-15-2030	1,615,000	1,410,937
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.25	2-1-2027	600,000	524,777
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	800,000	770,240
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	1,615,000	1,008,519
Service Properties Trust	4.35	10-1-2024	520,000	498,838
Service Properties Trust	4.75	10-1-2026	300,000	257,282
Service Properties Trust	5.25	2-15-2026	315,000	286,975
Starwood Property Trust, Inc.144A	4.38	1-15-2027	930,000	811,194
Starwood Property Trust, Inc.	4.75	3-15-2025	600,000	573,657
Vornado Realty LP	2.15	6-1-2026	215,000	182,782
Vornado Realty LP	3.40	6-1-2031	385,000	279,059
				8,380,210
Industrial: 3.87%
Aerospace/defense: 0.70%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	955,000	936,738
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	710,000	722,521
TransDigm, Inc.	7.50	3-15-2027	800,000	801,454
				2,460,713
Building materials: 0.69%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	1,580,000	1,524,149
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	935,000	900,101
				2,424,250
Hand/machine tools: 0.50%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	775,000	795,344
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%)144A¥	14.50	10-15-2028	1,195,000	967,950
				1,763,294
Machinery-diversified: 0.50%
Chart Industries, Inc.144A	7.50	1-1-2030	190,000	191,041
Chart Industries, Inc.144A	9.50	1-1-2031	315,000	334,784
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	1,365,000	1,251,061
				1,776,886
Packaging & containers: 1.03%
Berry Global, Inc.144A	5.63	7-15-2027	1,205,000	1,164,069
Clearwater Paper Corp.144A	5.38	2-1-2025	1,370,000	1,328,900
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	1,075,000	921,984
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	250,000	244,375
				3,659,328
The accompanying notes are an integral part of these financial statements.
24 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Trucking & leasing: 0.45%
Fortress Transportation & Infrastructure Investors LLC144A	5.50%	5-1-2028		$560,000	$507,688
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025		1,107,000	1,088,009
					1,595,697
Technology: 1.22%
Computers: 0.72%
McAfee Corp.144A	7.38	2-15-2030		390,000	326,505
NCR Corp.144A	5.75	9-1-2027		800,000	805,955
Seagate HDD Cayman	4.13	1-15-2031		881,000	699,593
Seagate HDD Cayman144A	8.25	12-15-2029		125,000	128,375
Seagate HDD Cayman144A	8.50	7-15-2031		560,000	574,439
					2,534,867
Software: 0.50%
Cloud Software Group Holdings, Inc.144A	6.50	3-31-2029		635,000	561,550
Cloud Software Group, Inc.144A	9.00	9-30-2029		740,000	643,061
SS&C Technologies, Inc.144A	5.50	9-30-2027		600,000	566,184
					1,770,795
Utilities: 1.87%
Electric: 1.87%
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025		714,208	710,637
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028		2,425,000	2,106,112
PG&E Corp.	5.25	7-1-2030		2,100,000	1,825,030
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026		1,155,000	1,053,938
Vistra Operations Co. LLC144A	5.63	2-15-2027		320,000	303,447
Vistra Operations Co. LLC144A	7.75	10-15-2031		620,000	610,727
					6,609,891
Total corporate bonds and notes (Cost $163,170,864)					148,750,667
Foreign corporate bonds and notes: 3.63%
Financial: 3.63%
Banks: 3.63%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	4.75	9-22-2027	EUR	3,000,000	2,617,963
AIB Group PLC (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+6.63%)ʊ±	6.25	6-23-2025	EUR	2,000,000	2,006,898
Banco Santander SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+4.53%)ʊ±	4.38	1-14-2026	EUR	3,000,000	2,633,948
CaixaBank SA (EURIBOR ICE Swap Rate 11:00am+5.14%)ʊ±	8.25	3-13-2029	EUR	1,400,000	1,446,722
Commerzbank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+6.36%)ʊ±	6.13	10-9-2025	EUR	2,600,000	2,470,529
Credit Agricole SA (EURIBOR ICE Swap Rate 11:00am+4.44%)ʊ±	7.25	9-23-2028	EUR	1,600,000	1,661,997
Total foreign corporate bonds and notes (Cost $15,741,777)					12,838,057
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 25

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Loans: 2.72%
Communications: 0.43%
Advertising: 0.10%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	8.82%	8-21-2026	$371,144	$359,854
Media: 0.09%
Hubbard Radio LLC (1 Month LIBOR+4.25%)±	9.69	3-28-2025	325,642	293,484
Telecommunications: 0.24%
Intelsat Jackson Holdings SA (U.S. SOFR 3 Month+4.25%)±	9.77	2-1-2029	858,697	855,967
Consumer, cyclical: 0.54%
Airlines: 0.52%
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.80	6-21-2027	1,143,750	1,186,766
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.08	10-20-2027	635,934	657,957
				1,844,723
Leisure time: 0.02%
Carnival Corp. (U.S. SOFR 1 Month+3.00%)±	8.33	8-8-2027	85,000	84,681
Consumer, non-cyclical: 0.89%
Commercial services: 0.75%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.44	3-23-2027	2,598,104	2,644,506
Healthcare-services: 0.14%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.19	8-31-2026	490,884	491,076
Energy: 0.26%
Pipelines: 0.26%
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.93	9-29-2028	576,968	577,689
M6 ETX Holdings II Midco LLC (U.S. SOFR 1 Month+4.50%)±	9.92	9-19-2029	346,500	345,201
				922,890
Financial: 0.60%
Diversified financial services: 0.11%
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%)±	9.79	4-30-2024	636,344	391,352
Insurance: 0.49%
Asurion LLC (U.S. SOFR 3 Month+3.25%)±	8.68	12-23-2026	1,588,977	1,553,224
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.68	1-31-2028	200,000	179,608
				1,732,832
Total loans (Cost $9,662,945)				9,621,365
The accompanying notes are an integral part of these financial statements.
26 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 3.40%
California: 0.59%
Education revenue: 0.38%
California PFA EEC, Inc. Series B144A	5.00%	6-15-2031	$1,115,000	$1,011,151
California School Finance Authority Fenton Charter Public Schools Series B144A	4.25	7-1-2025	325,000	321,969
				1,333,120
Health revenue: 0.02%
California Municipal Finance Authority Healthright 360 Series B144A	4.25	11-1-2023	65,000	64,841
Tobacco revenue: 0.19%
Golden State Tobacco Securitization Corp. Series A-1	4.21	6-1-2050	1,000,000	680,214
				2,078,175
Colorado: 0.12%
Health revenue: 0.12%
Denver Health & Hospital Authority Series B	5.15	12-1-2026	445,000	433,276
Florida: 0.48%
Education revenue: 0.18%
Florida Higher Educational Facilities Financial Authority Jacksonville University Series A-2144A	5.43	6-1-2027	650,000	640,257
Water & sewer revenue: 0.30%
Charlotte County IDA MSKP Town & Country Utility LLC Series B144A	5.00	10-1-2036	1,250,000	1,046,938
				1,687,195
Georgia: 0.08%
Health revenue: 0.08%
Development Authority of Cobb County Presbyterian Village Austell, Inc. Series B144A	5.75	12-1-2028	300,000	286,762
Guam: 0.13%
Airport revenue: 0.13%
Antonio B Won Pat International Airport Authority Series A	4.46	10-1-2043	675,000	476,472
Illinois: 0.34%
GO revenue: 0.34%
Chicago Board of Education Series E	6.04	12-1-2029	1,255,000	1,209,718
Indiana: 0.13%
Health revenue: 0.13%
County of Knox Good Samaritan Hospital Obligated Group Series B	5.90	4-1-2034	480,000	445,355
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 27

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Iowa: 0.31%
Housing revenue: 0.31%
City of Coralville Series C	5.00%	5-1-2030	$1,200,000	$1,116,610
Louisiana: 0.20%
Health revenue: 0.20%
Louisiana Local Government Environmental Facilities & CDA Glen Retirement System Obligated Group Series B	5.75	1-1-2029	745,000	694,782
New Jersey: 0.25%
Education revenue: 0.25%
New Jersey Educational Facilities Authority Georgian Court University A New Jersey Non Profit Corp. Series H	4.25	7-1-2028	1,000,000	896,717
New York: 0.27%
Education revenue: 0.15%
Yonkers Economic Development Corp. Charter School of Educational Excellence Series B	4.50	10-15-2024	545,000	535,567
Health revenue: 0.05%
Jefferson County Civic Facility Development Corp. Samaritan Medical Center Obligated Group Series B	4.25	11-1-2028	180,000	167,371
Utilities revenue: 0.07%
New York State Energy Research & Development Authority Series A	4.81	4-1-2034	250,000	237,837
				940,775
Oklahoma: 0.12%
Health revenue: 0.12%
Oklahoma Development Finance Authority Medicine Obligated Group Series C	5.45	8-15-2028	500,000	429,853
Texas: 0.16%
Industrial development revenue: 0.16%
Port of Beaumont IDA Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series B144A	4.10	1-1-2028	700,000	553,523
Wisconsin: 0.22%
Education revenue: 0.22%
PFA Burrell College of Osteopathic Medicine LLC144A	5.13	6-1-2028	830,000	791,233
Total municipal obligations (Cost $13,424,614)				12,040,446

	Dividend rate	Shares
Preferred stocks: 0.33%
Financials: 0.03%
Banks: 0.03%
Itau Unibanco Holding SA	0.04	18,100	97,980
The accompanying notes are an integral part of these financial statements.
28 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Dividend rate	Shares	Value
Information technology: 0.10%
Technology hardware, storage & peripherals: 0.10%
Samsung Electronics Co. Ltd.	0.27	9,133	$367,936
Materials: 0.04%
Chemicals: 0.04%
LG Chem Ltd.	7.44	581	133,672
Utilities: 0.16%
Electric utilities: 0.16%
Cia Energetica de Minas Gerais	0.02	234,004	577,730
Total preferred stocks (Cost $1,251,876)			1,177,318

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 11.39%
Communications: 0.26%
Telecommunications: 0.26%
Altice France SA144A	8.13%	2-1-2027	$1,050,000	931,136
Consumer, cyclical: 2.74%
Airlines: 0.79%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	1,355,000	1,445,499
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	297,917	290,964
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75	4-20-2029	490,000	455,725
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	680,000	596,980
				2,789,168
Entertainment: 0.20%
Banijay Entertainment SASU144A	8.13	5-1-2029	705,000	699,719
Leisure time: 1.60%
Carnival Corp.144A	4.00	8-1-2028	650,000	563,600
Carnival Corp.144A	6.00	5-1-2029	1,145,000	976,665
Carnival Corp.144A	7.00	8-15-2029	245,000	241,577
Carnival Corp.144A	7.63	3-1-2026	340,000	330,747
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	160,000	148,080
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	1,525,000	1,398,412
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	585,000	618,016
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	1,270,000	1,377,820
				5,654,917
Retail: 0.15%
New Red Finance, Inc.144A	4.00	10-15-2030	650,000	540,133
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 29

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 0.32%
Pharmaceuticals: 0.32%
Teva Pharmaceutical Finance Netherlands III BV	6.75%	3-1-2028	$655,000	$643,208
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	470,000	486,239
				1,129,447
Energy: 0.38%
Pipelines: 0.38%
Northriver Midstream Finance LP144A	5.63	2-15-2026	1,430,000	1,362,719
Financial: 6.21%
Banks: 5.59%
BNP Paribas SA (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.15%)144Aʊ±	6.63	3-25-2024	1,300,000	1,281,910
Credit Agricole SA (USD Swap Semi Annual (vs. 3Month LIBOR) 5 Year+4.90%)144Aʊ±	7.88	1-23-2024	750,000	744,375
Danske Bank AS (7 Year Treasury Constant Maturity+4.13%)ʊ±	7.00	6-26-2025	2,300,000	2,185,000
HSBC Holdings PLC (USD ICE Swap Rate 11:00am NY 5 Year+4.37%)ʊ±	6.38	3-30-2025	2,000,000	1,921,210
ING Groep NV (USD ICE Swap Rate 11:00am NY 5 Year+4.20%)ʊ±	6.75	4-16-2024	3,800,000	3,724,000
Lloyds Banking Group PLC (USD Swap Semi Annual (vs. 3Month LIBOR) 5 Year+4.76%)ʊ±	7.50	6-27-2024	3,665,000	3,575,669
NatWest Group PLC (5 Year Treasury Constant Maturity+3.10%)ʊ±	4.60	6-28-2031	1,500,000	992,825
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity+3.46%)ʊ±	5.13	5-13-2025	2,000,000	1,879,392
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5 Year+5.87%)144Aʊ±	8.00	9-29-2025	3,535,000	3,451,726
				19,756,107
Diversified financial services: 0.62%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	1,430,000	1,306,101
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	885,000	897,169
				2,203,270
Industrial: 1.05%
Electronics: 0.48%
Sensata Technologies BV144A	4.00	4-15-2029	1,335,000	1,149,566
Sensata Technologies BV144A	5.88	9-1-2030	580,000	540,341
				1,689,907
Packaging & containers: 0.24%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	545,000	426,501
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	450,000	432,436
				858,937
The accompanying notes are an integral part of these financial statements.
30 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Trucking & leasing: 0.33%
Fly Leasing Ltd.144A	7.00%	10-15-2024	$1,255,000	$1,151,462
Utilities: 0.43%
Electric: 0.43%
Drax Finco PLC144A	6.63	11-1-2025	1,585,000	1,516,401
Total yankee corporate bonds and notes (Cost $41,435,826)				40,283,323

		Yield	Shares
Short-term investments: 3.21%
Investment companies: 3.21%
Allspring Government Money Market Fund Select Class♠∞##		5.27	11,367,286	11,367,286
Total short-term investments (Cost $11,367,286)				11,367,286
Total investments in securities (Cost $356,025,826)	98.89%			349,837,144
Other assets and liabilities, net	1.11			3,939,242
Total net assets	100.00%			$353,776,386

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $0 (original aggregate cost of $1,726,284), representing 0.00% of its net assets as of period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
ADR	American depositary receipt
CDA	Community Development Authority
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GO	General obligation
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
PFA	Public Finance Authority
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 31

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$23,698,082	$114,441,522	$(126,772,318)	$0	$0	$11,367,286	11,367,286	$588,050
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	3,949,063	23,655,196	(27,604,329)	70	0	0	0	110,527 [1]
				$70	$0	$11,367,286		$698,577

[1]	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	13,675,347	EUR	12,785,000	Citibank N.A.	12-29-2023	$97,673	$0
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	40	12-19-2023	$4,388,420	$4,322,500	$0	$(65,920)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy protection
Markit CDX North America High Yield Index	5.00%	Quarterly	12-20-2025	USD	980,000	$35,100	$39,290	$0	$(4,190)
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Co.	(60)	$(2,130,000)	$355.00	10-20-2023	$(450)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(897)	(6,592,950)	73.50	10-6-2023	(3)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(477)	(3,482,100)	73.00	10-20-2023	(954)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(191)	(1,394,300)	73.00	10-27-2023	(860)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(531)	(2,203,650)	41.50	10-6-2023	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,190)	(4,879,000)	41.00	10-13-2023	(120)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,058)	(4,337,800)	41.00	10-20-2023	(2,116)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,121)	(4,596,100)	41.00	10-27-2023	(3,923)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(1)	(1,682,500)	16,825.00	10-6-2023	0
The accompanying notes are an integral part of these financial statements.
32 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2023

Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(7)	$(11,392,500)	$16,275.00	10-6-2023	$(2)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(4)	(6,690,000)	16,725.00	10-13-2023	(8)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(8)	(13,100,000)	16,375.00	10-20-2023	(900)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(6)	(9,855,000)	16,425.00	10-27-2023	(1,830)
Russell 2000 Index	Morgan Stanley Co.	(20)	(4,140,000)	2,070.00	10-6-2023	0
Russell 2000 Index	Morgan Stanley Co.	(28)	(5,432,000)	1,940.00	10-13-2023	(1,190)
Russell 2000 Index	Morgan Stanley Co.	(14)	(2,793,000)	1,995.00	10-20-2023	(560)
Russell 2000 Index	Morgan Stanley Co.	(10)	(1,890,000)	1,890.00	10-20-2023	(2,825)
Russell 2000 Index	Morgan Stanley Co.	(23)	(4,370,000)	1,900.00	10-27-2023	(9,430)
S&P 500 Index	Morgan Stanley Co.	(11)	(5,258,000)	4,780.00	10-6-2023	(55)
S&P 500 Index	Morgan Stanley Co.	(26)	(12,415,000)	4,775.00	10-13-2023	(195)
S&P 500 Index	Morgan Stanley Co.	(6)	(2,802,000)	4,670.00	10-20-2023	(90)
S&P 500 Index	Morgan Stanley Co.	(18)	(8,388,000)	4,660.00	10-27-2023	(720)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(203)	(903,350)	44.50	10-27-2023	(1,319)
						$(27,550)
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 33

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $344,658,540)	$338,469,858
Investments in affiliated securities, at value (cost $11,367,286)	11,367,286
Cash	156,917
Cash at broker segregated for futures contracts	141,000
Segregated cash for swap contracts	47,162
Foreign currency, at value (cost $23,746)	23,592
Receivable for dividends and interest	4,270,203
Receivable for investments sold	1,198,914
Receivable for Fund shares sold	116,225
Unrealized gains on forward foreign currency contracts	97,673
Receivable for daily variation margin on open futures contracts	8,330
Prepaid expenses and other assets	129,765
Total assets	356,026,925
Liabilities
Payable for investments purchased	630,114
Payable for when-issued transactions	425,577
Payable for Fund shares redeemed	336,402
Cash collateral due to broker for forward foreign currency contracts	290,000
Custody and accounting fees payable	152,924
Cash due to broker	105,400
Management fee payable	69,095
Administration fees payable	47,391
Distribution fee payable	35,374
Written options, at value (premiums received $94,592)	27,550
Trustees’ fees and expenses payable	3,359
Payable for daily variation margin on centrally cleared swap contracts	1,701
Accrued expenses and other liabilities	125,652
Total liabilities	2,250,539
Total net assets	$353,776,386
Net assets consist of
Paid-in capital	$417,780,637
Total distributable loss	(64,004,251)
Total net assets	$353,776,386
The accompanying notes are an integral part of these financial statements.
34 | Allspring Diversified Income Builder Fund

Statement of assets and liabilities—September 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$137,642,796
Shares outstanding–Class A1	25,524,561
Net asset value per share–Class A	$5.39
Maximum offering price per share – Class A2	$5.72
Net assets–Class C	$54,372,613
Shares outstanding–Class C1	10,048,518
Net asset value per share–Class C	$5.41
Net assets–Class R6	$47,556,913
Shares outstanding–Class R6[1]	9,073,910
Net asset value per share–Class R6	$5.24
Net assets–Administrator Class	$1,866,247
Shares outstanding–Administrator Class[1]	355,977
Net asset value per share–Administrator Class	$5.24
Net assets–Institutional Class	$112,337,817
Shares outstanding–Institutional Class[1]	21,453,730
Net asset value per share–Institutional Class	$5.24
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 35

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Interest	$17,184,769
Dividends (net of foreign withholdings taxes of $187,638)	3,129,836
Income from affiliated securities	656,207
Total investment income	20,970,812
Expenses
Management fee	2,136,242
Administration fees
Class A	309,092
Class C	128,642
Class R6	15,266
Administrator Class	5,062
Institutional Class	159,546
Shareholder servicing fees
Class A	371,571
Class C	154,488
Administrator Class	9,725
Distribution fee
Class C	463,464
Custody and accounting fees	228,143
Professional fees	129,125
Registration fees	80,233
Shareholder report expenses	102,102
Trustees’ fees and expenses	25,780
Other fees and expenses	112,944
Total expenses	4,431,425
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,294,453)
Class A	(9,090)
Class C	(7)
Class R6	(2,610)
Administrator Class	(303)
Net expenses	3,124,962
Net investment income	17,845,850
The accompanying notes are an integral part of these financial statements.
36 | Allspring Diversified Income Builder Fund

Statement of operations—year ended September 30, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(31,784,768)
Affiliated securities	70
Foreign currency and foreign currency translations	(3,031)
Forward foreign currency contracts	(779,614)
Futures contracts	(1,830,223)
Swap contracts	19,520
Written options	(832,245)
Net realized losses on investments	(35,210,291)
Net change in unrealized gains (losses) on
Unaffiliated securities	55,645,012
Foreign currency and foreign currency translations	11,087
Forward foreign currency contracts	88,354
Futures contracts	1,146,811
Swap contracts	49,842
Written options	1,906
Net change in unrealized gains (losses) on investments	56,943,012
Net realized and unrealized gains (losses) on investments	21,732,721
Net increase in net assets resulting from operations	$39,578,571
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 37

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$17,845,850		$18,952,476
Net realized losses on investments		(35,210,291)		(4,155,737)
Net change in unrealized gains (losses) on investments		56,943,012		(110,124,125)
Net increase (decrease) in net assets resulting from operations		39,578,571		(95,327,386)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,007,755)		(7,233,748)
Class C		(2,418,524)		(2,626,966)
Class R6		(2,692,147)		(1,928,106)
Administrator Class		(185,819)		(242,669)
Institutional Class		(6,329,195)		(8,909,020)
Total distributions to shareholders		(18,633,440)		(20,940,509)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,621,519	8,774,775	2,638,951	16,065,353
Class C	576,307	3,104,301	1,179,023	7,250,221
Class R6	184,462	958,209	3,813,783	20,446,728
Administrator Class	55,327	291,812	109,349	647,272
Institutional Class	4,051,329	21,512,127	8,495,262	51,364,778
		34,641,224		95,774,352
Reinvestment of distributions
Class A	1,185,752	6,408,586	1,121,359	6,656,511
Class C	430,383	2,333,739	418,598	2,492,544
Class R6	511,693	2,689,696	334,158	1,926,012
Administrator Class	35,174	184,487	41,509	241,251
Institutional Class	1,064,656	5,592,932	1,275,240	7,392,813
		17,209,440		18,709,131
Payment for shares redeemed
Class A	(7,738,824)	(41,838,907)	(7,334,179)	(43,613,089)
Class C	(4,271,012)	(23,166,340)	(4,422,132)	(26,374,659)
Class R6	(1,838,741)	(9,712,477)	(1,525,173)	(8,858,366)
Administrator Class	(678,478)	(3,616,675)	(402,349)	(2,365,687)
Institutional Class	(13,379,397)	(70,107,303)	(19,982,450)	(114,945,755)
		(148,441,702)		(196,157,556)
Net decrease in net assets resulting from capital share transactions		(96,591,038)		(81,674,073)
Total decrease in net assets		(75,645,907)		(197,941,968)
Net assets
Beginning of period		429,422,293		627,364,261
End of period		$353,776,386		$429,422,293
The accompanying notes are an integral part of these financial statements.
38 | Allspring Diversified Income Builder Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.14	$6.42	$5.95	$6.06	$6.33
Net investment income	0.25 [1]	0.21 [1]	0.19 [1]	0.21	0.22
Net realized and unrealized gains (losses) on investments	0.26	(1.27)	0.49	(0.12)	0.02
Total from investment operations	0.51	(1.06)	0.68	0.09	0.24
Distributions to shareholders from
Net investment income	(0.26)	(0.22)	(0.21)	(0.20)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	(0.28)
Total distributions to shareholders	(0.26)	(0.22)	(0.21)	(0.20)	(0.51)
Net asset value, end of period	$5.39	$5.14	$6.42	$5.95	$6.06
Total return[2]	9.95%	(16.86)%	11.58%	1.59%	4.51%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.13%	1.08%	1.07%	1.05%
Net expenses	0.84%	0.85%	0.85%	0.85%	0.85%
Net investment income	4.56%	3.38%	3.07%	3.50%	3.75%
Supplemental data
Portfolio turnover rate	45%	86%	87%	39%	43%
Net assets, end of period (000s omitted)	$137,643	$156,487	$218,615	$213,551	$251,673

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 39

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.15	$6.44	$5.97	$6.07	$6.34
Net investment income	0.21 [1]	0.17	0.15	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.26	(1.28)	0.48	(0.11)	0.02
Total from investment operations	0.47	(1.11)	0.63	0.06	0.20
Distributions to shareholders from
Net investment income	(0.21)	(0.18)	(0.16)	(0.16)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	(0.28)
Total distributions to shareholders	(0.21)	(0.18)	(0.16)	(0.16)	(0.47)
Net asset value, end of period	$5.41	$5.15	$6.44	$5.97	$6.07
Total return[2]	9.28%	(17.61)%	10.70%	0.98%	3.71%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.87%	1.83%	1.82%	1.80%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	3.80%	2.61%	2.31%	2.75%	2.99%
Supplemental data
Portfolio turnover rate	45%	86%	87%	39%	43%
Net assets, end of period (000s omitted)	$54,373	$68,612	$103,956	$115,929	$140,722

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
40 | Allspring Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.00	$6.26	$5.81	$5.91	$6.18
Net investment income	0.26 [1]	0.24	0.23	0.22	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.26	(1.25)	0.46	(0.09)	0.03
Total from investment operations	0.52	(1.01)	0.69	0.13	0.27
Distributions to shareholders from
Net investment income	(0.28)	(0.25)	(0.24)	(0.23)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	(0.28)
Total distributions to shareholders	(0.28)	(0.25)	(0.24)	(0.23)	(0.54)
Net asset value, end of period	$5.24	$5.00	$6.26	$5.81	$5.91
Total return	10.52%	(16.61)%	11.99%	2.25%	5.07%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.70%	0.65%	0.64%	0.61%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	4.99%	3.83%	3.52%	3.89%	4.17%
Supplemental data
Portfolio turnover rate	45%	86%	87%	39%	43%
Net assets, end of period (000s omitted)	$47,557	$51,102	$47,544	$2,605	$24

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 41

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.00	$6.26	$5.81	$5.91	$6.19
Net investment income	0.24 [1]	0.21 [1]	0.19 [1]	0.21 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	0.26	(1.24)	0.48	(0.10)	0.02
Total from investment operations	0.50	(1.03)	0.67	0.11	0.24
Distributions to shareholders from
Net investment income	(0.26)	(0.23)	(0.22)	(0.21)	(0.24)
Net realized gains	0.00	0.00	0.00	0.00	(0.28)
Total distributions to shareholders	(0.26)	(0.23)	(0.22)	(0.21)	(0.52)
Net asset value, end of period	$5.24	$5.00	$6.26	$5.81	$5.91
Total return	10.09%	(16.91)%	11.61%	1.89%	4.52%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.04%	1.00%	0.99%	0.97%
Net expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Net investment income	4.62%	3.43%	3.15%	3.57%	3.77%
Supplemental data
Portfolio turnover rate	45%	86%	87%	39%	43%
Net assets, end of period (000s omitted)	$1,866	$4,722	$7,486	$7,868	$11,916

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
42 | Allspring Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.00	$6.26	$5.80	$5.91	$6.19
Net investment income	0.26 [1]	0.22 [1]	0.21	0.22 [1]	0.24
Net realized and unrealized gains (losses) on investments	0.25	(1.24)	0.48	(0.11)	0.01
Total from investment operations	0.51	(1.02)	0.69	0.11	0.25
Distributions to shareholders from
Net investment income	(0.27)	(0.24)	(0.23)	(0.22)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	(0.28)
Total distributions to shareholders	(0.27)	(0.24)	(0.23)	(0.22)	(0.53)
Net asset value, end of period	$5.24	$5.00	$6.26	$5.80	$5.91
Total return	10.41%	(16.69)%	12.08%	1.98%	4.80%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.79%	0.75%	0.74%	0.72%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	4.87%	3.67%	3.40%	3.83%	4.07%
Supplemental data
Portfolio turnover rate	45%	86%	87%	39%	43%
Net assets, end of period (000s omitted)	$112,338	$148,499	$249,764	$254,963	$312,093

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund  | 43

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2023, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options and swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade
44 | Allspring Diversified Income Builder Fund

Notes to financial statements
and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the  Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Allspring Diversified Income Builder Fund  | 45

Notes to financial statements
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the  Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
46 | Allspring Diversified Income Builder Fund

Notes to financial statements
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $357,074,282 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$20,521,846
Gross unrealized losses	(27,664,379)
Net unrealized losses	$(7,142,533)
As of September 30, 2023, the Fund had capital loss carryforwards which consist of $34,866,981 in short-term capital losses and $23,499,017 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Diversified Income Builder Fund  | 47

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$9,426,070	$886,515	$0	$10,312,585
Consumer discretionary	14,265,381	435,303	0	14,700,684
Consumer staples	3,466,577	81,714	0	3,548,291
Energy	3,640,549	0	0	3,640,549
Financials	18,051,211	382,998	0	18,434,209
Health care	13,467,240	73,836	0	13,541,076
Industrials	8,740,560	297,119	0	9,037,679
Information technology	31,108,808	1,904,545	0	33,013,353
Materials	2,252,744	114,652	0	2,367,396
Real estate	3,777,999	0	0	3,777,999
Utilities	1,384,861	0	0	1,384,861
Corporate bonds and notes	0	148,750,667	0	148,750,667
Foreign corporate bonds and notes	0	12,838,057	0	12,838,057
Loans	0	9,621,365	0	9,621,365
Municipal obligations	0	12,040,446	0	12,040,446
Preferred stocks
Financials	97,980	0	0	97,980
Information technology	0	367,936	0	367,936
Materials	0	133,672	0	133,672
Utilities	577,730	0	0	577,730
Yankee corporate bonds and notes	0	40,283,323	0	40,283,323
Short-term investments
Investment companies	11,367,286	0	0	11,367,286
	121,624,996	228,212,148	0	349,837,144
Forward foreign currency contracts	0	97,673	0	97,673
Total assets	$121,624,996	$228,309,821	$0	$349,934,817
Liabilities
Futures contracts	$65,920	$0	$0	$65,920
Swap contracts	0	4,190	0	4,190
Written options	27,417	133	0	27,550
Total liabilities	$93,337	$4,323	$0	$97,660
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
48 | Allspring Diversified Income Builder Fund

Notes to financial statements
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.84%
Class C	1.59
Class R6	0.42
Administrator Class	0.77
Institutional Class	0.52
Allspring Diversified Income Builder Fund  | 49

Notes to financial statements
Prior to June 30, 2023, the Fund’s expenses were capped at 0.85% for Class A shares and 1.60% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $2,824 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $168,648,412 and $246,173,381, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2023, the Fund entered into futures contracts and written options for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts for hedging or cash management purposes.
The volume of the Fund’s derivative activity during the year ended September 30, 2023 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$1,051,320
Average contract amounts to sell	14,528,251
Futures contracts
Average notional balance on long futures	$36,588,757
Average notional balance on short futures	25,902,447
Swap contracts
Average notional balance	$985,385
Written options
Average number of contracts written	6,086
The credit default swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
50 | Allspring Diversified Income Builder Fund

Notes to financial statements
The fair value of derivative instruments as of September 30, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Credit risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$0	$97,673	$97,673
Liability derivatives
Futures contracts	$65,920 *	$0	$0	$0	$65,920
Swap contracts	0	4,190 *	0	0	4,190
Written options	0	0	27,550	0	27,550
	$65,920	$4,190	$27,550	$0	$97,660

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day’s variation margin as of September 30, 2023 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2023 was as follows:
	Interest rate risk	Credit risk	Equity risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$(779,614)	$(779,614)
Futures contracts	(248,950)	0	(1,161,478)	(419,795)	(1,830,223)
Swap contracts	0	19,520	0	0	19,520
Written options	0	0	(832,245)	0	(832,245)
	$(248,950)	$19,520	$(1,993,723)	$(1,199,409)	$(3,422,562)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$88,354	$88,354
Futures contracts	848,523	0	350,285	(51,997)	1,146,811
Swap contracts	0	49,842	0	0	49,842
Written options	0	0	1,906	0	1,906
	$848,523	$49,842	$352,191	$36,357	$1,286,913
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank N.A.	$97,673	$0	$(97,673)	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$27,550	$0	$(27,550)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
Allspring Diversified Income Builder Fund  | 51

Notes to financial statements
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $18,633,440 and $20,940,509 of ordinary income for the years ended September 30, 2023 and September 30, 2022, respectively.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$1,519,086	$(7,149,282)	$(58,365,998)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
52 | Allspring Diversified Income Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Income Builder Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
Allspring Diversified Income Builder Fund  | 53

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $2,180,390 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $10,059,270 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

54 | Allspring Diversified Income Builder Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Diversified Income Builder Fund  | 55

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

56 | Allspring Diversified Income Builder Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Diversified Income Builder Fund  | 57

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

58 | Allspring Diversified Income Builder Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review, except that the average investment performance of the Fund was higher than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Diversified Income Builder Blended Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes, except that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for the Class R6 shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Diversified Income Builder Fund  | 59

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

60 | Allspring Diversified Income Builder Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Diversified Income Builder Fund  | 61

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-bk1lpbxx 11-23
AR4304 09-23

Allspring Global Investment Grade Credit Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Investment Grade Credit Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Global Investment Grade Credit Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Global Investment Grade Credit Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Global Investment Grade Credit Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Global Investment Grade Credit Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Global Investment Grade Credit Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Henrietta Pacquement, CFA, Scott M. Smith, CFA, Alex Temple, Jonathan Terry, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WGCAX)[3]	6-1-2022	0.11	-0.86	4.86	0.14	1.13	0.82
Class C (WGCCX)[4]	6-1-2022	3.30	-0.55	4.30	-0.55	1.88	1.57
Class R6 (WGCRX)	2-28-2019	–	–	5.16	0.49	0.76	0.45
Institutional Class (WGCIX)	2-28-2019	–	–	5.10	0.44	0.81	0.50
Bloomberg Global Aggregate Credit Index (USD Hedged)[5]	–	–	–	4.15	0.34 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

*	Based on the inception date of the oldest Fund class.
[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.82% for Class A, 1.57% for Class C, 0.45% for Class R6 and 0.50% for Institutional Class. Brokerage
commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class A shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class A shares.

[4]
Historical performance shown for the Class C shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Class C shares.

[5]
Bloomberg Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Global Investment Grade Credit Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares since inception of the Institutional Class on February 28, 2019 with the Bloomberg Global Aggregate Credit Index
(USD Hedged). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Global Investment Grade Credit Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Bloomberg Global Aggregate Credit Index (USD Hedged), for the 12-month period that ended September 30, 2023.
•Outperformance was primarily driven by credit spread tightening and risk-free yields moving higher. Credit spreads compressed as markets recovered from weak performance in the fourth quarter of 2022.
•An underweight to supranationals contributed to performance versus the benchmark.
•Detractors from Fund performance included a 2% allocation to U.S. Treasuries, which underperformed higher-yielding credit.
Credit spreads narrowed.
Having underperformed for the first three quarters of 2022, credit spreads began to recover in the fourth quarter as they began to price in a recessionary environment and investors turned more positive on the asset class.
This was given a further boost in the first two months of 2023 after a warmer-than-expected winter in Europe left companies in better shape than many had been predicting in 2023. Central banks continued to raise their base rates to fight inflation with the Federal Open Market Committee increasing the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in February and March and the European Central Bank raising the Deposit Facility Rate by 50 bps in February and another 50 bps in March.

Ten largest holdings (%) as of September 30, 2023[1]
Morgan Stanley, 3.13%, 7-27-2026	2.03
Citigroup, Inc., 3.30%, 4-27-2025	1.75
Energy Transfer LP, 6.25%, 4-15-2049	1.38
Reckitt Benckiser Treasury Services PLC, 2.75%, 6-26-2024	1.35
Motorola Solutions, Inc., 4.60%, 2-23-2028	1.30
Credit Suisse AG, 3.63%, 9-9-2024	1.24
Verizon Communications, Inc., 3.40%, 3-22-2041	1.22
British Airways Pass-Through Trust, 3.30%, 12-15-2032	1.18
Morgan Stanley, 3.70%, 10-23-2024	1.17
Hyatt Hotels Corp., 1.80%, 10-1-2024	1.17

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The impact of higher rates continued to wreak havoc on business models, with weakness seen in the U.S. regional banks following the failure of Silicon Valley Bank and then the swiftly executed forced merger of Credit Suisse and UBS at the end of March put a floor under bank stocks and led to a broad rally in financials.
Stickier-than-expected inflation coupled with strong economic data reports in the second quarter of 2023 contributed to a more hawkish stance from the Federal Reserve (Fed), which hiked rates 25 bps in May, bringing the new target range to 5.00% to 5.25%, but decided to pause any monetary policy adjustments in June.

Portfolio composition as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Primary activity in the second quarter was broadly in line with expectations. This took year-to-date supply numbers to modestly behind the levels seen in 2022.
Second-quarter corporate results generally remained positive. The impact of higher staff and energy costs on margins has been well highlighted, yet companies have continued to find other areas for operational improvement while pushing through price increases. Leverage remains under control and refinancing has been approached in an orderly manner. Fourth quarter macroeconomic conditions are likely to dampen operational performance into year-end, but we do not expect a material worsening of credit metrics as management teams continue to prioritize liquidity preservation.
Over the 12 months, the Fund expanded its allocation by just under 3% to euro-denominated debt, which traded cheap versus U.S.-dollar-denominated debt following overblown concerns around the performance of the European economy. This was funded from a 3% cash allocation that the Fund had built up ahead of the spread weakness in 2022. The Fund reduced its allocation to communications by just over 1% and increased the allocation to financial services by 2%.

8 | Allspring Global Investment Grade Credit Fund

Performance highlights (unaudited)
Credit quality as of September 30, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

An overweight to communications added to performance.
Among top contributors to Fund returns, an overweight allocation to communications added to performance versus the benchmark, as did a 2% underweight allocation to consumer non-cyclicals. A small-duration underweight also helped performance as risk-free yields rose as the market began to price in a “higher for longer” interest rate environment, demanding increased term premium. From a single-name perspective, long-dated bonds from Energy Transfer LP and Warner Brothers Discovery Inc. all contributed to performance.

Effective maturity distribution as of September 30, 2023[1]

7%
0-1 year
18%
1-3 year(s)
13%
3-5 years
38%
5-10 years
7%
10-20 years
17%
20+ years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Detractors included an underweight to U.S. Treasuries and Credit Suisse.
Detractors from Fund performance included a 2% allocation to U.S. Treasuries, which underperformed higher-yielding credit. The selection effect within the real estate sector also detracted from returns because of continued exposure to bonds issued by Scandinavian real estate companies that have grappled with liquidity issues stemming from higher central bank rates in Sweden and weaker property values. UBS/Credit Suisse bonds underperformed over the period in question following the forced merger of the two banks.
Income is back.
2023 started the year with the mantra of “bonds are back,” but the overall picture has been somewhat more nuanced, with risk-free yields continuing to push higher and investors relying on income to offset higher risk-free rates. Looking ahead, we expect strong demand, higher credit yields, and robust supply technicals to remain supportive of the global investment-grade credit market.
We expect to see spreads remain range-bound moving forward, as the effects of slowing growth are offset by tailwinds from strong demand and low supply. Looking ahead, we expect to see growth slow as tighter lending conditions and higher policy rates weigh on activity.
We expect the Fed to properly assess incoming economic data and inflation progress and proceed with monetary policy changes accordingly. With this, we expect the Fed to increase rates once more as noted and to hold rates at a higher level for longer to help achieve its goal of price stability.

Allspring Global Investment Grade Credit Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$985.79	$4.01	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08	0.81%
Class C
Actual	$1,000.00	$983.11	$6.63	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Class R6
Actual	$1,000.00	$987.63	$2.23	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
Institutional Class
Actual	$1,000.00	$987.39	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 54.59%
Basic materials: 0.68%
Chemicals: 0.68%
Westlake Corp.	1.63%	7-17-2029	$200,000	$176,056
Communications: 6.73%
Media: 1.69%
Charter Communications Operating LLC/Charter Communications Operating Capital	2.80	4-1-2031	90,000	70,187
Charter Communications Operating LLC/Charter Communications Operating Capital	4.20	3-15-2028	180,000	165,211
Comcast Corp.	3.40	4-1-2030	100,000	88,207
Paramount Global	4.95	1-15-2031	130,000	111,638
				435,243
Telecommunications: 5.04%
AT&T, Inc.	3.65	6-1-2051	225,000	145,079
Motorola Solutions, Inc.	4.60	2-23-2028	350,000	334,695
T-Mobile USA, Inc.	2.55	2-15-2031	40,000	31,828
T-Mobile USA, Inc.	3.30	2-15-2051	155,000	96,984
T-Mobile USA, Inc.	3.75	4-15-2027	145,000	135,491
Verizon Communications, Inc.	3.40	3-22-2041	445,000	315,479
Verizon Communications, Inc.	4.13	8-15-2046	325,000	242,778
				1,302,334
Consumer, cyclical: 7.43%
Airlines: 2.62%
American Airlines Pass-Through Trust Series 2014-1 Class A	3.70	10-1-2026	201,364	183,664
British Airways Pass-Through Trust Series 2019-1 Class AA144A	3.30	12-15-2032	352,940	303,799
U.S. Airways Pass-Through Trust Series 2012-2 Class A	4.63	6-3-2025	195,764	188,401
				675,864
Auto manufacturers: 2.04%
General Motors Co.	6.13	10-1-2025	185,000	184,840
Hyundai Capital America144A	1.80	10-15-2025	295,000	271,256
Hyundai Capital America144A	1.80	1-10-2028	85,000	71,211
				527,307
Entertainment: 1.19%
Warnermedia Holdings, Inc.	5.05	3-15-2042	75,000	58,004
Warnermedia Holdings, Inc.	5.14	3-15-2052	335,000	248,919
				306,923
Lodging: 1.17%
Hyatt Hotels Corp.	1.80	10-1-2024	315,000	302,194
Retail: 0.41%
Lowe’s Cos., Inc.	4.25	4-1-2052	70,000	51,638
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 11

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Retail(continued)
McDonald’s Corp.	1.45%	9-1-2025	$30,000	$27,768
McDonald’s Corp.	4.20	4-1-2050	35,000	27,170
				106,576
Consumer, non-cyclical: 6.61%
Agriculture: 0.69%
BAT Capital Corp.	4.54	8-15-2047	260,000	178,969
Biotechnology: 0.13%
Amgen, Inc.	4.20	2-22-2052	45,000	33,703
Commercial services: 1.49%
Equifax, Inc.	2.35	9-15-2031	155,000	117,772
Equifax, Inc.	3.10	5-15-2030	175,000	145,745
S&P Global, Inc.	1.25	8-15-2030	100,000	76,331
S&P Global, Inc.	2.30	8-15-2060	90,000	44,359
				384,207
Food: 0.43%
Smithfield Foods, Inc.144A	3.00	10-15-2030	145,000	110,839
Healthcare-services: 2.62%
Centene Corp.	2.45	7-15-2028	210,000	177,417
Elevance Health, Inc.	2.25	5-15-2030	20,000	16,271
HCA, Inc.	3.63	3-15-2032	130,000	107,756
HCA, Inc.	4.38	3-15-2042	130,000	99,458
UnitedHealth Group, Inc.	5.88	2-15-2053	190,000	190,676
UnitedHealth Group, Inc.	6.05	2-15-2063	85,000	86,003
				677,581
Pharmaceuticals: 1.25%
AbbVie, Inc.	4.25	11-21-2049	145,000	114,791
Bristol-Myers Squibb Co.	2.55	11-13-2050	175,000	99,945
CVS Health Corp.	4.25	4-1-2050	110,000	81,384
CVS Health Corp.	4.30	3-25-2028	27,000	25,553
				321,673
Energy: 6.90%
Oil & gas: 2.13%
BP Capital Markets America, Inc.	2.94	6-4-2051	345,000	210,643
Exxon Mobil Corp.	2.61	10-15-2030	160,000	135,100
Marathon Petroleum Corp.	3.80	4-1-2028	220,000	202,266
				548,009
Pipelines: 4.77%
Energy Transfer LP	3.75	5-15-2030	160,000	139,375
Energy Transfer LP	6.25	4-15-2049	390,000	357,833
Kinder Morgan Energy Partners LP	5.40	9-1-2044	200,000	168,458
MPLX LP	4.00	3-15-2028	315,000	291,400
The accompanying notes are an integral part of these financial statements.
12 | Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
ONEOK, Inc.	6.10%	11-15-2032	$75,000	$74,052
Sabine Pass Liquefaction LLC	4.50	5-15-2030	110,000	100,877
Sabine Pass Liquefaction LLC	5.75	5-15-2024	100,000	99,789
				1,231,784
Financial: 17.31%
Banks: 9.28%
Bank of America Corp.	4.13	1-22-2024	200,000	198,986
Citigroup, Inc.	3.30	4-27-2025	470,000	451,559
Citigroup, Inc. (U.S. SOFR+1.17%)±	2.56	5-1-2032	170,000	131,596
Goldman Sachs Group, Inc. (U.S. SOFR+1.41%)±	3.10	2-24-2033	115,000	91,966
JPMorgan Chase & Co. (U.S. SOFR 3 Month+1.25%)±	2.58	4-22-2032	150,000	118,324
JPMorgan Chase & Co. (U.S. SOFR 3 Month+1.60%)±	3.78	2-1-2028	145,000	135,048
JPMorgan Chase & Co. (U.S. SOFR 3 Month+2.52%)±	2.96	5-13-2031	145,000	119,136
Morgan Stanley	3.13	7-27-2026	565,000	524,769
Morgan Stanley	3.70	10-23-2024	310,000	302,910
Santander Holdings USA, Inc.	4.40	7-13-2027	230,000	213,429
State Street Corp.	2.40	1-24-2030	130,000	107,615
				2,395,338
Diversified financial services: 2.21%
Aviation Capital Group LLC144A	5.50	12-15-2024	305,000	299,841
BlackRock, Inc.	1.90	1-28-2031	35,000	27,658
Computershare U.S., Inc.	1.13	10-7-2031	200,000	154,973
Intercontinental Exchange, Inc.	3.00	6-15-2050	140,000	87,069
				569,541
Insurance: 3.17%
American International Group, Inc.	4.75	4-1-2048	330,000	271,347
Athene Holding Ltd.	3.50	1-15-2031	295,000	240,324
Belrose Funding Trust144A	2.33	8-15-2030	185,000	137,862
Berkshire Hathaway Finance Corp.	2.38	6-19-2039	100,000	81,570
Brighthouse Financial, Inc.	4.70	6-22-2047	77,000	53,479
Unum Group	4.50	12-15-2049	50,000	35,067
				819,649
Investment Companies: 0.55%
FS KKR Capital Corp.	3.40	1-15-2026	155,000	142,040
REITS: 2.10%
Equinix, Inc.	2.15	7-15-2030	275,000	215,994
Sabra Health Care LP	3.20	12-1-2031	110,000	82,309
Simon Property Group LP	1.75	2-1-2028	60,000	50,898
Simon Property Group LP	3.25	9-13-2049	255,000	157,865
Vornado Realty LP	3.40	6-1-2031	50,000	36,241
				543,307
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 13

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Industrial: 2.63%
Aerospace/defense: 0.98%
Raytheon Technologies Corp.	4.13%	11-16-2028		$270,000	$251,763
Electronics: 0.50%
Jabil, Inc.	3.60	1-15-2030		150,000	129,878
Transportation: 0.24%
Union Pacific Corp.	2.40	2-5-2030		75,000	62,739
Trucking & leasing: 0.91%
Penske Truck Leasing Co. LP/PTL Finance Corp.144A	3.45	7-1-2024		240,000	235,400
Technology: 3.90%
Computers: 0.50%
Dell International LLC/EMC Corp.	6.20	7-15-2030		95,000	95,778
NetApp, Inc.	2.70	6-22-2030		40,000	32,515
					128,293
Semiconductors: 0.97%
Intel Corp.	2.80	8-12-2041		265,000	173,627
Marvell Technology, Inc.	4.88	6-22-2028		80,000	76,436
					250,063
Software: 2.43%
Fiserv, Inc.	2.65	6-1-2030		45,000	36,966
Fiserv, Inc.	3.50	7-1-2029		140,000	124,901
Intuit, Inc.	5.20	9-15-2033		90,000	87,638
Intuit, Inc.	5.50	9-15-2053		55,000	52,768
Oracle Corp.	2.88	3-25-2031		355,000	289,975
Oracle Corp.	3.60	4-1-2050		55,000	35,577
					627,825
Utilities: 2.40%
Electric: 2.40%
Duke Energy Florida LLC	1.75	6-15-2030		90,000	70,823
New York State Electric & Gas Corp.144A	3.25	12-1-2026		145,000	133,292
Oglethorpe Power Corp.	3.75	8-1-2050		125,000	83,842
PacifiCorp	3.50	6-15-2029		295,000	263,009
Union Electric Co.	2.95	3-15-2030		80,000	68,452
					619,418
Total corporate bonds and notes (Cost $16,896,067)					14,094,516
Foreign corporate bonds and notes: 26.42%
Basic materials: 1.17%
Chemicals: 1.17%
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+1.57%)ʊ±	1.50	10-21-2025	EUR	100,000	93,966
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Chemicals(continued)
Solvay SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.92%)ʊ±	4.25%	12-4-2023	EUR	100,000	$105,112
Syngenta Finance NV	3.38	4-16-2026	EUR	100,000	102,009
Communications: 1.91%
Telecommunications: 1.91%
Chorus Ltd.	3.63	9-7-2029	EUR	100,000	101,771
O2 Telefonica Deutschland Finanzierungs GmbH	1.75	7-5-2025	EUR	200,000	201,794
Tele2 AB	2.13	5-15-2028	EUR	100,000	96,710
Telefonaktiebolaget LM Ericsson	1.13	2-8-2027	EUR	100,000	93,434
Consumer, cyclical: 0.81%
Auto manufacturers: 0.40%
PACCAR Financial Europe BV	3.25	11-29-2025	EUR	100,000	104,185
Auto parts & equipment: 0.41%
Continental AG	4.00	6-1-2028	EUR	100,000	104,585
Consumer, non-cyclical: 4.09%
Beverages: 0.30%
CCEP Finance Ireland DAC	0.88	5-6-2033	EUR	100,000	78,123
Commercial services: 1.22%
Motability Operations Group PLC	2.38	7-3-2039	GBP	150,000	120,889
Rentokil Initial PLC	0.50	10-14-2028	EUR	100,000	88,536
Worldline SA	4.13	9-12-2028	EUR	100,000	104,350
					313,775
Cosmetics/Personal Care: 0.62%
Essity AB	0.25	2-8-2031	EUR	200,000	160,327
Healthcare-products: 0.31%
Molnlycke Holding AB	0.63	1-15-2031	EUR	100,000	79,486
Pharmaceuticals: 1.64%
AstraZeneca PLC	3.75	3-3-2032	EUR	100,000	104,178
Bayer AG	4.63	5-26-2033	EUR	100,000	104,604
Bayer AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.11%)±	3.13	11-12-2079	EUR	100,000	91,849
GlaxoSmithKline Capital PLC	1.63	5-12-2035	GBP	150,000	123,003
					423,634
Energy: 1.28%
Energy-alternate sources: 0.33%
Acciona Energia Financiacion Filiales SA	1.38	1-26-2032	EUR	100,000	84,569
Oil & gas: 0.95%
BP Capital Markets PLC (UK Gilts 5 Year+3.89%)ʊ±	4.25	3-22-2027	GBP	100,000	108,257
Shell International Finance BV	1.00	12-10-2030	GBP	150,000	136,835
					245,092
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 15

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Financial: 11.59%
Banks: 7.47%
Argenta Spaarbank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year+1.10%)±	1.38%	2-8-2029	EUR	200,000	$179,043
BAWAG Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.30%)±	2.38	3-26-2029	EUR	100,000	101,094
Belfius Bank SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+1.30%)±	1.25	4-6-2034	EUR	200,000	167,407
Credit Agricole SA	4.13	3-7-2030	EUR	100,000	105,178
De Volksbank NV	4.88	3-7-2030	EUR	100,000	104,704
Intesa Sanpaolo SpA (3 Month EURIBOR+1.70%)±	5.00	3-8-2028	EUR	150,000	158,185
Investec PLC (UK Gilts 5 Year+5.91%)±	9.13	3-6-2033	GBP	100,000	123,764
Lloyds Bank Corporate Markets PLC	4.13	5-30-2027	EUR	100,000	105,077
Mizuho Financial Group, Inc. (3 Month EURIBOR+0.72%)±	0.47	9-6-2029	EUR	100,000	86,319
NatWest Group PLC (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year+1.49%)±	2.88	9-19-2026	GBP	100,000	113,684
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am+3.15%)±	2.88	6-18-2032	EUR	100,000	84,585
Svenska Handelsbanken AB	3.75	5-5-2026	EUR	100,000	104,766
Toronto-Dominion Bank	3.63	12-13-2029	EUR	100,000	101,032
UBS Group AG (EURIBOR ICE Swap Rate 11:00am+0.80%)±	1.00	3-21-2025	EUR	200,000	207,834
UniCredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.80%)±	2.73	1-15-2032	EUR	200,000	185,937
					1,928,609
Insurance: 2.13%
Credit Agricole Assurances SA	2.00	7-17-2030	EUR	200,000	169,555
Mandatum Life Insurance Co. Ltd. (3 Month EURIBOR+2.30%)±	1.88	10-4-2049	EUR	200,000	198,245
Sampo Oyj (3 Month EURIBOR+4.05%)±	3.38	5-23-2049	EUR	100,000	93,700
Swiss Re Finance Luxembourg SA (EURIBOR ICE Swap Rate 11:00am+2.85%)±	2.53	4-30-2050	EUR	100,000	89,245
					550,745
Real estate: 1.69%
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.48%)±	2.25	5-17-2081	EUR	100,000	86,166
Castellum Helsinki Finance Holding Abp	0.88	9-17-2029	EUR	100,000	75,897
Grand City Properties SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.18%)ʊ±	1.50	3-11-2026	EUR	100,000	49,815
Heimstaden Bostad AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	3.63	10-13-2026	EUR	100,000	48,554
LEG Immobilien SE	0.75	6-30-2031	EUR	100,000	75,435
Prologis International Funding II SA	4.63	2-21-2035	EUR	100,000	99,752
					435,619
REITS: 0.30%
Tritax Big Box REIT PLC	1.50	11-27-2033	GBP	100,000	78,678
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Industrial: 1.27%
Building materials: 0.96%
Aliaxis Finance SA	0.88%	11-8-2028	EUR	200,000	$168,715
Holcim Finance Luxembourg SA	0.50	4-23-2031	EUR	100,000	78,956
					247,671
Engineering & construction: 0.31%
Cellnex Finance Co. SA	2.00	2-15-2033	EUR	100,000	81,431
Utilities: 4.30%
Electric: 2.40%
Electricite de France SA	5.50	10-17-2041	GBP	100,000	104,800
Electricite de France SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.86%)ʊ±	2.63	12-1-2027	EUR	200,000	173,389
Engie SA	1.00	10-26-2036	EUR	100,000	69,670
Iberdrola International BV Series NC5 (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.32%)ʊ±	1.87	1-28-2026	EUR	200,000	191,043
RTE Reseau de Transport d’Electricite SADIR	1.88	10-23-2037	EUR	100,000	79,832
					618,734
Gas: 1.22%
APA Infrastructure Ltd.	2.00	7-15-2030	EUR	180,000	158,823
National Gas Transmission PLC	1.13	1-14-2033	GBP	200,000	157,470
					316,293
Water: 0.68%
Thames Water Utilities Finance PLC	0.88	1-31-2028	EUR	100,000	86,461
Veolia Environnement SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+2.08%)ʊ±	2.00	11-15-2027	EUR	100,000	88,521
					174,982
Total foreign corporate bonds and notes (Cost $8,564,180)					6,821,334
Foreign government bonds: 0.73%
Belgium: 0.73%
European Union	2.75	12-4-2037	EUR	200,000	189,240
Total foreign government bonds (Cost $193,192)					189,240
U.S. Treasury securities: 1.51%
U.S. Treasury Bonds	2.25	2-15-2052		$100,000	61,367
U.S. Treasury Notes	3.38	5-15-2033		45,000	40,809
U.S. Treasury Notes	3.50	4-30-2030		150,000	140,385
U.S. Treasury Notes	3.50	2-15-2033		160,000	146,800
Total U.S. Treasury securities (Cost $434,341)					389,361
Yankee corporate bonds and notes: 13.64%
Communications: 2.03%
Advertising: 0.63%
WPP Finance 2010	3.75	9-19-2024		165,000	160,783
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 17

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Internet: 0.49%
Prosus NV144A	3.83%	2-8-2051	$230,000	$127,028
Telecommunications: 0.91%
Telefonica Emisiones SA	4.10	3-8-2027	250,000	235,573
Consumer, non-cyclical: 1.46%
Household products/wares: 1.35%
Reckitt Benckiser Treasury Services PLC144A	2.75	6-26-2024	355,000	346,843
Pharmaceuticals: 0.11%
Pfizer Investment Enterprises Pte. Ltd.	4.75	5-19-2033	30,000	28,358
Energy: 0.32%
Oil & gas: 0.32%
Equinor ASA	2.38	5-22-2030	30,000	25,190
Saudi Arabian Oil Co.144A	4.38	4-16-2049	75,000	57,662
				82,852
Financial: 8.63%
Banks: 6.10%
Banco Santander SA	3.49	5-28-2030	200,000	168,087
Credit Suisse AG	3.63	9-9-2024	330,000	321,171
HSBC Holdings PLC	4.30	3-8-2026	230,000	220,802
HSBC Holdings PLC (U.S. SOFR+2.39%)±	2.85	6-4-2031	200,000	159,931
National Australia Bank Ltd.144A	2.33	8-21-2030	260,000	196,587
Santander U.K. Group Holdings PLC (U.S. SOFR+2.75%)±	6.83	11-21-2026	200,000	201,120
Sumitomo Mitsui Financial Group, Inc.	2.13	7-8-2030	200,000	156,519
UBS Group AG (1 Year Treasury Constant Maturity+1.10%)144A±	2.75	2-11-2033	200,000	151,209
				1,575,426
Diversified financial services: 1.61%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust	3.30	1-30-2032	150,000	119,237
Avolon Holdings Funding Ltd.144A	4.38	5-1-2026	315,000	295,765
				415,002
REITS: 0.92%
Scentre Group Trust 2 (5 Year Treasury Constant Maturity+4.69%)144A±	5.13	9-24-2080	285,000	237,873
Technology: 1.20%
Semiconductors: 1.20%
NXP BV/NXP Funding LLC/NXP USA, Inc.	3.40	5-1-2030	85,000	72,686
NXP BV/NXP Funding LLC/NXP USA, Inc.	3.88	6-18-2026	250,000	237,694
				310,380
Total yankee corporate bonds and notes (Cost $4,070,692)				3,520,118
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2023

		Yield	Shares	Value
Short-term investments: 1.48%
Investment companies: 1.48%
Allspring Government Money Market Fund Select Class♠∞		5.27%	381,027	$381,027
Total short-term investments (Cost $381,027)				381,027
Total investments in securities (Cost $30,539,499)	98.37%			25,395,596
Other assets and liabilities, net	1.63			422,035
Total net assets	100.00%			$25,817,631

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,133,268	$5,007,156	$(5,759,397)	$0	$0	$381,027	381,027	$20,338
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	6,366,300	EUR	5,980,000	State Street Bank & Trust Co.	10-25-2023	$38,237	$0
USD	1,155,872	GBP	945,000	State Street Bank & Trust Co.	10-25-2023	2,723	0
						$40,960	$0
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 19

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $30,158,472)	$25,014,569
Investments in affiliated securities, at value (cost $381,027)	381,027
Cash	32
Foreign currency, at value (cost $4,165)	4,184
Receivable for interest	295,173
Unrealized gains on forward foreign currency contracts	40,960
Receivable from manager	24,462
Prepaid expenses and other assets	105,228
Total assets	25,865,635
Liabilities
Payable for Fund shares redeemed	22,118
Custody and accounting fees payable	10,322
Shareholder report expenses payable	9,094
Trustees’ fees and expenses payable	3,536
Professional fees payable	2,232
Administration fees payable	676
Distribution fee payable	15
Accrued expenses and other liabilities	11
Total liabilities	48,004
Total net assets	$25,817,631
Net assets consist of
Paid-in capital	$30,840,369
Total distributable loss	(5,022,738)
Total net assets	$25,817,631
Computation of net asset value and offering price per share
Net assets–Class A	$26,126
Shares outstanding–Class A1	3,126
Net asset value per share–Class A	$8.36
Maximum offering price per share – Class A2	$8.75
Net assets–Class C	$24,007
Shares outstanding–Class C1	2,885
Net asset value per share–Class C	$8.32
Net assets–Class R6	$25,744,610
Shares outstanding–Class R6[1]	3,081,841
Net asset value per share–Class R6	$8.35
Net assets–Institutional Class	$22,888
Shares outstanding–Institutional Class[1]	2,740
Net asset value per share–Institutional Class	$8.35
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Investment Grade Credit Fund

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Interest	$984,812
Income from affiliated securities	20,338
Total investment income	1,005,150
Expenses
Management fee	111,278
Administration fees
Class A	45
Class C	38
Class R6	8,323
Institutional Class	18
Shareholder servicing fees
Class A	69
Class C	61
Distribution fee
Class C	25
Custody and accounting fees	10,356
Professional fees	94,259
Registration fees	20,260
Shareholder report expenses	36,573
Trustees’ fees and expenses	23,981
Other fees and expenses	7,770
Total expenses	313,056
Less: Fee waivers and/or expense reimbursements
Fund-level	(187,546)
Institutional Class	(3)
Net expenses	125,507
Net investment income	879,643
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(770,331)
Foreign currency and foreign currency translations	230,193
Forward foreign currency contracts	(859,070)
Net realized losses on investments	(1,399,208)
Net change in unrealized gains (losses) on
Unaffiliated securities	1,863,433
Foreign currency and foreign currency translations	2,898
Forward foreign currency contracts	151,208
Net change in unrealized gains (losses) on investments	2,017,539
Net realized and unrealized gains (losses) on investments	618,331
Net increase in net assets resulting from operations	$1,497,974
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$879,643		$903,846
Net realized gains (losses) on investments		(1,399,208)		2,000,783
Net change in unrealized gains (losses) on investments		2,017,539		(9,666,270)
Net increase (decrease) in net assets resulting from operations		1,497,974		(6,761,641)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(798)		(185)[1]
Class C		(695)		(132)[1]
Class R6		(926,251)		(2,441,309)
Institutional Class		(751)		(1,586)
Total distributions to shareholders		(928,495)		(2,443,212)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	230	2,000	6,857 [1]	58,655 [1]
Class C	0	0	2,787 [1]	25,000 [1]
Class R6	55,117	455,208	186,222	1,837,385
		457,208		1,921,040
Reinvestment of distributions
Class A	94	798	22 [1]	185 [1]
Class C	82	695	16 [1]	132 [1]
Class R6	109,214	926,251	244,985	2,426,080
Institutional Class	89	751	151	1,484
		928,495		2,427,881
Payment for shares redeemed
Class A	(4,077)	(33,299)	0 [1]	0 [1]
Class R6	(535,375)	(4,545,451)	(1,227,364)	(12,042,103)
		(4,578,750)		(12,042,103)
Net decrease in net assets resulting from capital share transactions		(3,193,047)		(7,693,182)
Total decrease in net assets		(2,623,568)		(16,898,035)
Net assets
Beginning of period		28,441,199		45,339,234
End of period		$25,817,631		$28,441,199
1 For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Investment Grade Credit Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022[1]
Net asset value, beginning of period	$8.21	$8.97
Net investment income	0.23 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	0.17	(0.76)
Total from investment operations	0.40	(0.69)
Distributions to shareholders from
Net investment income	(0.25)	(0.07)
Net asset value, end of period	$8.36	$8.21
Total return[3]	4.86%	(7.76)%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.18%
Net expenses	0.82%	0.83%
Net investment income	2.79%	2.45%
Supplemental data
Portfolio turnover rate	12%	21%
Net assets, end of period (000s omitted)	$26	$56

[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022[1]
Net asset value, beginning of period	$8.21	$8.97
Net investment income	0.20 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	0.15	(0.76)
Total from investment operations	0.35	(0.71)
Distributions to shareholders from
Net investment income	(0.24)	(0.05)
Net asset value, end of period	$8.32	$8.21
Total return[3]	4.30%	(7.96)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.80%
Net expenses	1.30%	1.51%
Net investment income	2.32%	1.75%
Supplemental data
Portfolio turnover rate	12%	21%
Net assets, end of period (000s omitted)	$24	$23

[1]	For the period from June 1, 2022 (commencement of class operations) to September 30, 2022.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Investment Grade Credit Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$8.21	$10.66	$10.91	$10.75	$10.00
Net investment income	0.27 [2]	0.24 [2]	0.24 [2]	0.24 [2]	0.13
Net realized and unrealized gains (losses) on investments	0.15	(2.06)	0.07	0.39	0.73
Total from investment operations	0.42	(1.82)	0.31	0.63	0.86
Distributions to shareholders from
Net investment income	(0.28)	(0.23)	(0.31)	(0.34)	(0.11)
Net realized gains	0.00	(0.40)	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.28)	(0.63)	(0.56)	(0.47)	(0.11)
Net asset value, end of period	$8.35	$8.21	$10.66	$10.91	$10.75
Total return[3]	5.16%	(17.97)%	2.86%	6.10%	8.64%
Ratios to average net assets (annualized)
Gross expenses	1.12%	0.76%	0.68%	0.77%	0.86%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.16%	2.48%	2.22%	2.29%	2.34%
Supplemental data
Portfolio turnover rate	12%	21%	28%	79%	36%
Net assets, end of period (000s omitted)	$25,745	$28,340	$45,313	$76,847	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Global Investment Grade Credit Fund  | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019[1]
Net asset value, beginning of period	$8.21	$10.66	$10.91	$10.75	$10.00
Net investment income	0.27 [2]	0.23 [2]	0.23	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.15	(2.05)	0.07	0.38	0.72
Total from investment operations	0.42	(1.82)	0.30	0.62	0.86
Distributions to shareholders from
Net investment income	(0.28)	(0.23)	(0.30)	(0.33)	(0.11)
Net realized gains	0.00	(0.40)	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.28)	(0.63)	(0.55)	(0.46)	(0.11)
Net asset value, end of period	$8.35	$8.21	$10.66	$10.91	$10.75
Total return[3]	5.10%	(18.01)%	2.81%	6.04%	8.64%
Ratios to average net assets (annualized)
Gross expenses	1.18%	0.81%	0.73%	0.83%	0.97%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.13%	2.47%	2.18%	2.24%	2.34%
Supplemental data
Portfolio turnover rate	12%	21%	28%	79%	36%
Net assets, end of period (000s omitted)	$23	$22	$27	$27	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Investment Grade Credit Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Global Investment Grade Credit Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Allspring Global Investment Grade Credit Fund  | 27

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $30,078,650 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,165
Gross unrealized losses	(4,653,259)
Net unrealized losses	$(4,642,094)
As of September 30, 2023, the Fund had capital loss carryforwards which consist of $276,499 in short-term capital losses and $403,650 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
28 | Allspring Global Investment Grade Credit Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$0	$14,094,516	$0	$14,094,516
Foreign corporate bonds and notes	0	6,821,334	0	6,821,334
Foreign government bonds	0	189,240	0	189,240
U.S. Treasury securities	389,361	0	0	389,361
Yankee corporate bonds and notes	0	3,520,118	0	3,520,118
Short-term investments
Investment companies	381,027	0	0	381,027
	770,388	24,625,208	0	25,395,596
Forward foreign currency contracts	0	40,960	0	40,960
Total assets	$770,388	$24,666,168	$0	$25,436,556
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
 For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, are subadvisers to the Fund and are each entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Global Investment Grade Credit Fund  | 29

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	0.82%
Class C	1.57
Class R6	0.45
Institutional Class	0.50
Prior to June 30, 2023, the Fund’s expenses were capped at 0.83% for Class A shares and 1.58% for Class C shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$520,055	$2,730,469	$783,577	$5,014,422
6.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2023, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $69,056 in forward foreign currency contracts to buy and $7,968,508 in forward foreign currency contracts to sell during the year ended September 30, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of
30 | Allspring Global Investment Grade Credit Fund

Notes to financial statements
Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Co.	$40,960	$0	$0	$40,960
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$928,495	$1,035,403
Long-term capital gain	0	1,407,809
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$301,988	$(4,644,577)	$(680,149)
9.
CONCENTRATION  RISK
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of September 30, 2023, Allspring Funds Management or one of its affiliates owned 93% of Class A, 100% of Class C, and 100% of the Institutional Class of the Fund.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Global Investment Grade Credit Fund  | 31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Investment Grade Credit Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four-year period then ended and the period from February 28, 2019 (commencement of operations) to September 30, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from February 28, 2019 to September 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
32 | Allspring Global Investment Grade Credit Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended September 30, 2023, $461,295 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Global Investment Grade Credit Fund  | 33

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

34 | Allspring Global Investment Grade Credit Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Investment Grade Credit Fund  | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring Global Investment Grade Credit Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Global Investment Grade Credit Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreements (the “Sub-Advisory Agreements”) with Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited (together, the “Sub-Advisers”), both affiliates of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Global Investment Grade Credit Fund  | 37

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for the three-year period under review and lower than the average investment performance of the Universe for the one-year period. The Board also noted that the investment performance of the Fund was in range of the investment performance of its benchmark index, the Bloomberg Global Aggregate Credit Index (USD Hedged), for the three-year period under review and lower than its benchmark index for the one-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.  The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

38 | Allspring Global Investment Grade Credit Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Global Investment Grade Credit Fund  | 39

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40 | Allspring Global Investment Grade Credit Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-icolfun4 11-23
AR4337 09-23

Allspring Income Plus Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Plus Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Income Plus Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Income Plus Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Income Plus Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Income Plus Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Income Plus Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Kauffman, CFA, Janet Rilling, CFA, Michael Schueller, CFA, Michal Stanczyk, Noah Wise, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WSIAX)	1-31-2013	0.92	1.08	1.74	5.14	1.90	2.16	1.08	0.72
Class C (WSICX)	1-31-2013	3.45	1.31	1.61	4.45	1.31	1.61	1.83	1.47
Administrator Class (WSIDX)	1-31-2013	–	–	–	5.24	2.00	2.26	1.02	0.67
Institutional Class (WSINX)	1-31-2013	–	–	–	5.50	2.21	2.46	0.75	0.40
Bloomberg U.S. Aggregate Bond Index[3]	–	–	–	–	0.64	0.10	1.13	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.71% for Class A, 1.46% for Class C, 0.66% for Administrator Class and 0.39% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers)
as stated in the prospectuses.

[3]
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Income Plus Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

Allspring Income Plus Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended September 30, 2023.
•The Fund benefited from allocations to out-of-benchmark “plus” sectors during the period. U.S. high yield bonds and floating-rate loans, European high yield and investment-grade corporates, emerging market bonds, and global government bond allocations contributed to performance.
•An underweight to U.S. Treasuries and overweights to corporate bonds and U.S. securitized contributed to performance.
•The Fund began the period short duration to the benchmark and extended duration throughout the period while remaining short to the benchmark throughout the year. The magnitude of the exposure was tactically adjusted throughout. This short duration posture was a contributor as rates rose throughout the period and the Fund also benefited from yield curve positioning, which contributed to performance.
•The Fund’s allocation to the U.S. agency mortgage sector detracted, although that was offset by strong security selection.
The U.S. economy proves its resiliency.
The U.S. economy continued its normalization path and defied recession expectations over the past 12 months, rising 2.6% quarter over quarter in the period that ended June 2023. Consumption remained resilient and continued to gradually shift back into services as strong real disposable income growth and rapid drawdowns in excess savings outweighed historically low consumer sentiment and tight credit lending standards. Business investment also contributed to the resiliency of growth as the tailwinds provided through federal fiscal policy spurred significant investment in domestic manufacturing. The U.S. housing market defied expectations as well, as historically low existing home supply provided a floor for home price moderation and the undersupply of homes stemming from the Global Financial Crisis resulted in record levels of multi-family construction. Corporate and consumer balance sheets weathered through decades-high inflation, elevated geopolitical tensions, and the mini regional banking crisis and remained in solid, albeit deteriorating, shape. With resilient core growth, calls for the U.S. to avoid a recession became increasingly consensus despite the list of headwinds facing the U.S. economy remaining elevated.

Ten largest holdings (%) as of September 30, 2023[1]
GNMA, 6.50%, 10-23-2053	9.87
GNMA, 6.00%, 10-23-2053	9.83
U.K. Gilts, 3.25%, 1-31-2033	6.93
French Republic, 0.75%, 2-25-2028	4.53
Xtrackers USD High Yield Corporate Bond ETF	1.83
Spain, 0.00%, 1-31-2028	1.43
U.S. Treasury Bonds, 2.25%, 2-15-2052	1.35
U.S. Treasury Notes, 3.88%, 8-15-2033	1.09
GS Mortgage Securities Corp. Trust, 6.78%, 11-15-2032	0.99
Malaysia, 3.88%, 3-14-2025	0.98

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The labor market finished the year still tight as the unemployment rate was unchanged at historic lows and continuing claims remained subdued. Labor demand began to gradually normalize from historically tight levels with drops in both the vacancy ratio and the quits rate. However, labor supply remained constrained and finished 0.7% below February 2020 levels. Wage growth fell from the peaks but remained elevated, with average hourly earnings finishing the year gaining 4.2% year over year.
Price pressures dissipated with the U.S. headline Consumer Price Index (CPI)* dropping from 8.3% to 3.2% year over year as of July 2023. Declining goods demand, tame energy prices, and falling food prices all contributed to the improvement of headline inflation. Core CPI** also improved but at a slower pace, dropping from 6.3% to 4.7% year over year as of July 2023, as core services disinflation proved to be slow. The Federal Reserve (Fed) increased the federal funds rate a total of 300 basis points (bps; 100 bps equal 1.00%) over the past 12 months and continued to reduce the size of its balance sheet. The U.S. economy has digested the brisk pace of monetary tightening quite well. However, the story remains to be finished with inflation and wage growth measures still above the Fed’s target and the full effects of monetary tightening yet to be seen, which all suggest elevated economic uncertainty to continue.
The Fund added to “plus” sectors while decreasing investment-grade credit exposure.
The Fund increased its overall allocation to out-of-benchmark “plus” sectors as the period progressed while increasing allocations to U.S. securitized and modestly decreasing exposure to U.S. investment-grade credit.

*
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
**
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for amarket basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.

8 | Allspring Income Plus Fund

Performance highlights (unaudited)
Portfolio composition as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
After replenishing the Fund’s stockpile of dry powder in the form of government securities for much of 2022, we used it to take advantage of opportunities in other sectors when they presented themselves. We continue to gradually reduce U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector. Within U.S. securitized bonds, the Fund increased its allocation by more than 20% through the period, ending at a cyclical high of 46%. Most of this increase came from adding U.S. agency mortgage-backed securities exposures through Government National Mortgage Association production coupons. We also increased the Fund’s exposure to asset-backed securities and commercial mortgage-backed holdings.

Credit quality as of September 30, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

We established an allocation to currency-hedged global government bonds early in the period and continued to add to that positioning throughout the year. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a slowly weakening economic environment created an opportunity to continue building that position. We modestly exploited wider credit spreads in U.S. high yield bonds following the volatility caused by the regional banking crisis but trimmed those positions as spreads narrowed back down to their tightest levels in a year. We remain patient in adding to high yield due to stretched valuations and slowing growth expectations. European investment-grade and high yield credit remain under pressure due to geopolitical risks and the fight against inflation in that market. Valuations normalized throughout the period as much of the bad news expected in late 2022 never materialized. Within emerging markets, we maintained our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities.

Allspring Income Plus Fund | 9

Performance highlights (unaudited)
The Fund’s allocation to the U.S. agency mortgage sector detracted, although security selection within agency mortgages contributed enough to offset the impact from that allocation.

Effective maturity distribution as of September 30, 2023[1]

10%
0-1 year
16%
1-3 year(s)
22%
3-5 years
44%
5-10 years
2%
10-20 years
4%
20-30 years
2%
30+ years

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have accepted that the Fed is likely to keep rates in restrictive territory for longer and expectations for a recession have been pushed into 2024. We see this acceptance as healthy, and we feel that rates markets have now priced in a more realistic set of assumptions. Sovereign yields in the U.S. and many other jurisdictions are at their highest levels in more than a decade, increasing the breakeven points across many markets. This allows us to look for opportunities to add to our duration positioning over the coming quarters. We do not expect an immediate recession in the U.S., but we believe that growth trends and credit conditions will continue to weaken. Current credit valuations leave little compensation for anything other than a no-recession scenario, however, which has driven our bias toward interest rate exposure and non-benchmark, though high-quality, plus exposures. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

10 | Allspring Income Plus Fund

Consolidated  fund expenses (unaudited)
Consolidated  fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Consolidated expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.22	$3.59	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63	0.72%
Class C
Actual	$1,000.00	$996.42	$7.32	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.39	1.47%
Administrator Class
Actual	$1,000.00	$1,000.11	$3.34	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	$3.38	0.67%
Institutional Class
Actual	$1,000.00	$1,001.81	$2.05	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.07	0.41%

[1]
Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

Allspring Income Plus Fund  | 11

Consolidated portfolio of investments—September 30, 2023
Consolidated portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 19.70%
GNMA%%	6.00%	10-23-2053	$15,755,000	$15,610,989
GNMA%%	6.50	10-23-2053	15,595,000	15,682,722
Total agency securities (Cost $31,560,621)				31,293,711
Asset-backed securities: 17.59%
ACHV ABS Trust Series 2023-1PL Class A144A	6.42	3-18-2030	81,249	81,271
ACM Auto Trust Series 2023-1A Class A144A	6.61	1-22-2030	279,877	279,603
Apidos CLO XXXI Series 2019-31A Class DR (U.S. SOFR 3 Month+3.36%)144A±	8.67	4-15-2031	500,000	487,535
Aqua Finance Trust Series 2019-A Class A144A	3.14	7-16-2040	140,574	130,141
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	416,547	366,096
Arm Master Trust LLC Series 2023-T1 Class A144A	6.56	2-17-2025	800,000	798,786
BHG Securitization Trust Series 2021-A Class A144A	1.42	11-17-2033	291,012	271,383
Bojangles Issuer LLC Series 2020-1A Class A2144A	3.83	10-20-2050	694,425	634,801
BRSP Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.26%)144A±	6.59	8-19-2038	1,065,000	1,035,659
Cajun Global LLC Series 2021-1 Class A2144A	3.93	11-20-2051	973,750	850,987
Carlyle Global Market Strategies CLO Ltd. Series 2016-1A Class CR2 (U.S. SOFR 3 Month+3.61%)144A±	8.94	4-20-2034	1,000,000	967,705
Carlyle U.S. CLO Ltd. Series 2017-2A Class A2R (U.S. SOFR 3 Month+1.86%)144A±	7.19	7-20-2031	750,000	740,488
CIFC Funding Ltd. Series 2018-1A Class B (U.S. SOFR 3 Month+1.66%)144A±	6.97	4-18-2031	1,000,000	984,641
Coinstar Funding LLC Series 2017-1A Class A2144A	5.22	4-25-2047	1,045,312	863,744
Commonbond Student Loan Trust Series 2018-CGS Class C144A	4.35	2-25-2046	66,652	54,744
CPS Auto Receivables Trust Series 2021-A Class D144A	1.16	12-15-2026	1,260,832	1,221,988
Driven Brands Funding, LLC Series 2019-2A Class A2144A	3.98	10-20-2049	336,875	307,227
Dryden 50 Senior Loan Fund Series 2017-50A Class C (U.S. SOFR 3 Month+2.51%)144A±	7.82	7-15-2030	1,000,000	988,972
FIGRE Trust Series 2023-HE1 Class A144A	5.85	3-25-2053	619,353	608,255
Foundation Finance Trust Series 2019-1A Class A144A	3.86	11-15-2034	75,963	75,056
FS Rialto Issuer LLC Series 2021-FL3 Class B (U.S. SOFR 1 Month+1.91%)144A±	7.25	11-16-2036	1,000,000	950,209
Gracie Point International Funding Series 2022-2A Class A (30 Day Average U.S. SOFR+2.75%)144A±	8.07	7-1-2024	450,886	453,032
JFIN CLO Ltd. Series 2017-2A Class BR (U.S. SOFR 3 Month+1.86%)144A±	7.26	9-20-2029	1,000,000	984,995
Jonah Energy ABS I LLC Series 2022-1 Class A1144A	7.20	12-10-2037	597,355	581,955
Laurel Road Prime Student Loan Trust Series 2017-C Class C144A	3.29	11-25-2042	295,202	268,835
Longtrain Leasing III LLC Series 2015-1A Class A2144A	4.06	1-15-2045	1,555,563	1,473,507
Madison Park Funding XXIX Ltd. Series 2018-29A Class B (U.S. SOFR 3 Month+2.01%)144A±	7.32	10-18-2030	700,000	697,926
MF1 Ltd. Series 2021-FL7 Class C (U.S. SOFR 1 Month+2.16%)144A±	7.50	10-16-2036	1,000,000	950,000
MF1 Ltd. Series 2022-FL8 Class A (U.S. SOFR 1 Month+1.35%)144A±	6.68	2-19-2037	1,000,000	980,000
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Neuberger Berman Loan Advisers CLO 25 Ltd. Series 2017- 25A Class BR (U.S. SOFR 3 Month+1.61%)144A±	6.92%	10-18-2029	$250,000	$245,453
Octane Receivables Trust Series 2020-1A Class B144A	1.98	6-20-2025	617,684	613,085
Octane Receivables Trust Series 2023-1A Class A144A	5.87	5-21-2029	142,602	142,036
Octane Receivables Trust Series 2023-1A Class B144A	5.96	7-20-2029	160,000	157,878
OnDeck Asset Securitization Trust III LLC Series 2021-1A Class A144A	1.59	5-17-2027	725,000	698,171
Oxford Finance Funding LLC Series 2019-1A Class A2144A	4.46	2-15-2027	117,405	117,259
Pagaya AI Debt Selection Trust Series 2021-3 Class B144A	1.74	5-15-2029	999,946	977,017
Pagaya AI Debt Trust Series 2023-1 Class A144A	7.56	7-15-2030	1,366,130	1,371,698
SMB Private Education Loan Trust Series 2015-C Class C144A	4.50	9-17-2046	970,000	888,192
SoFi Professional Loan Program LLC Series 2017-E Class B144A	3.49	11-26-2040	266,372	253,061
Store Master Funding I-VII XIV XIX XX XXIV Series 2023-1A Class A1144A	6.19	6-20-2053	499,167	480,612
Taco Bell Funding LLC Series 2016-1A Class A23144A	4.97	5-25-2046	1,406,250	1,355,304
Taco Bell Funding LLC Series 2021-1A Class A2I144A	1.95	8-25-2051	776,175	671,134
Wingstop Funding LLC Series 2020-1A Class A2144A	2.84	12-5-2050	354,600	306,794
Zaxby’s Funding LLC Series 2021-1A Class A2144A	3.24	7-30-2051	686,000	569,493
Total asset-backed securities (Cost $29,240,991)				27,936,728

	Shares
Common stocks: 0.03%
Consumer discretionary: 0.03%
Hotels, restaurants & leisure: 0.03%
Royal Caribbean Cruises Ltd.†	535	49,295
Total common stocks (Cost $62,135)		49,295

			Principal
Corporate bonds and notes: 21.38%
Basic materials: 0.41%
Chemicals: 0.41%
Westlake Corp.	1.63	7-17-2029	$750,000	660,209
Communications: 2.24%
Advertising: 0.16%
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	250,000	247,585
Internet: 0.62%
Arches Buyer, Inc.144A	6.13	12-1-2028	400,000	324,800
Cablevision Lightpath LLC144A	5.63	9-15-2028	100,000	76,743
MercadoLibre, Inc.	3.13	1-14-2031	750,000	590,169
				991,712
Media: 1.46%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	500,000	368,139
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 13

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Media(continued)
CSC Holdings LLC144A	4.63%	12-1-2030	$500,000	$265,827
CSC Holdings LLC144A	5.75	1-15-2030	250,000	140,074
DISH Network Corp.144A	11.75	11-15-2027	245,000	246,829
Gray Escrow II, Inc.144A	5.38	11-15-2031	750,000	490,828
Scripps Escrow II, Inc.144A	5.38	1-15-2031	545,000	334,875
Scripps Escrow, Inc.144A	5.88	7-15-2027	125,000	92,428
Townsquare Media, Inc.144A	6.88	2-1-2026	400,000	377,758
				2,316,758
Consumer, cyclical: 2.45%
Airlines: 0.75%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	300,000	299,858
U.S. Airways Pass-Through Trust Series 2013-1 Class A	3.95	11-15-2025	739,832	702,589
United Airlines Pass-Through Trust Series 2020-1 Class A	5.88	10-15-2027	184,365	182,790
				1,185,237
Auto manufacturers: 0.53%
Ford Motor Credit Co. LLC	4.39	1-8-2026	175,000	165,170
Ford Motor Credit Co. LLC	5.11	5-3-2029	275,000	251,716
General Motors Financial Co., Inc. Series C (5 Year Treasury Constant Maturity+5.00%)ʊ±	5.70	9-30-2030	500,000	427,304
				844,190
Auto parts & equipment: 0.05%
Adient Global Holdings Ltd.144A	3.50	8-15-2024	76,968	79,820
Retail: 1.12%
LBM Acquisition LLC144A	6.25	1-15-2029	500,000	410,000
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	500,000	453,996
Michaels Cos., Inc.144A	7.88	5-1-2029	345,000	225,232
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	735,000	689,509
				1,778,737
Consumer, non-cyclical: 2.86%
Biotechnology: 0.03%
Amgen, Inc.	5.75	3-2-2063	50,000	46,124
Commercial services: 1.74%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	650,000	484,567
CoreCivic, Inc.	8.25	4-15-2026	910,000	923,276
Howard University Series 22A	5.21	10-1-2052	90,000	73,281
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	105,000	89,171
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	290,000	217,645
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	200,000	108,500
PECF USS Intermediate Holding III Corp. (U.S. SOFR 3 Month+4.25%)±	9.59	12-15-2028	200,000	159,732
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Sabre Global, Inc.144A	8.63%	6-1-2027	$17,000	$14,413
Sabre Global, Inc.144A	11.25	12-15-2027	750,000	688,200
				2,758,785
Food: 0.16%
B&G Foods, Inc.	5.25	9-15-2027	300,000	251,241
Healthcare-products: 0.49%
Danaher Corp.	2.50	3-30-2030	800,000	775,446
Healthcare-services: 0.44%
Select Medical Corp.144A	6.25	8-15-2026	205,000	200,281
Star Parent Inc.144A	9.00	10-1-2030	500,000	505,252
				705,533
Energy: 2.91%
Energy-alternate sources: 0.40%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	400,000	326,004
TerraForm Power Operating LLC144A	4.75	1-15-2030	369,000	315,274
				641,278
Oil & gas: 1.26%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	500,000	496,055
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	480,000	460,881
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	55,000	49,665
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	555,000	488,291
Occidental Petroleum Corp.	6.45	9-15-2036	420,000	412,413
Southwestern Energy Co.	4.75	2-1-2032	100,000	85,829
				1,993,134
Oil & gas services: 0.53%
Bristow Group, Inc.144A	6.88	3-1-2028	500,000	468,815
Oceaneering International, Inc.	6.00	2-1-2028	400,000	376,826
				845,641
Pipelines: 0.72%
Buckeye Partners LP	5.85	11-15-2043	100,000	73,000
EnLink Midstream LLC	5.38	6-1-2029	220,000	203,500
EnLink Midstream Partners LP	5.05	4-1-2045	115,000	86,359
Rockies Express Pipeline LLC144A	6.88	4-15-2040	340,000	298,078
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	95,000	83,857
Venture Global LNG, Inc.144A	8.38	6-1-2031	400,000	393,225
				1,138,019
Financial: 7.62%
Banks: 2.92%
Bank of America Corp. (U.S. SOFR+1.33%)±	2.97	2-4-2033	600,000	473,133
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 15

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Banks(continued)
Bank of America Corp. Series DD (U.S. SOFR 3 Month+4.81%)ʊ±	6.30%	3-10-2026	$265,000	$259,989
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	425,000	362,671
Goldman Sachs Group, Inc. (U.S. SOFR+1.25%)±	2.38	7-21-2032	750,000	571,191
Goldman Sachs Group, Inc. Series T (5 Year Treasury Constant Maturity+2.97%)ʊ±	3.80	5-10-2026	550,000	448,484
JPMorgan Chase & Co. Series HH (U.S. SOFR 3 Month+3.13%)ʊ±	4.60	2-1-2025	500,000	467,745
JPMorgan Chase & Co. Series Q (U.S. SOFR 3 Month+3.51%)ʊ±	8.88	11-1-2023	350,000	350,668
JPMorgan Chase & Co. Series R (U.S. SOFR 3 Month+3.56%)ʊ±	8.93	11-1-2023	100,000	100,339
Morgan Stanley (U.S. SOFR+1.29%)±	2.94	1-21-2033	1,500,000	1,181,262
PNC Financial Services Group, Inc. Series S (U.S. SOFR 3 Month+3.56%)ʊ±	5.00	11-1-2026	250,000	215,971
PNC Financial Services Group, Inc. Series W (7 Year Treasury Constant Maturity+2.81%)ʊ±	6.25	3-15-2030	250,000	214,304
				4,645,757
Diversified financial services: 0.70%
Enact Holdings, Inc.144A	6.50	8-15-2025	400,000	393,964
Navient Corp.	5.00	3-15-2027	70,000	62,920
PRA Group, Inc.144A	5.00	10-1-2029	665,000	505,061
Toll Road Investors Partnership II LP Series 1999-B (NPFGC Insured)144A¤	0.00	2-15-2027	200,000	155,704
				1,117,649
Insurance: 1.76%
BroadStreet Partners, Inc.144A	5.88	4-15-2029	750,000	661,739
Guardian Life Insurance Co. of America144A	4.85	1-24-2077	200,000	150,032
Maple Grove Funding Trust I144A	4.16	8-15-2051	900,000	559,730
MetLife, Inc.	6.40	12-15-2036	1,200,000	1,172,543
OneAmerica Financial Partners, Inc.144A	4.25	10-15-2050	45,000	28,534
Prudential Financial, Inc. (5 Year Treasury Constant Maturity+3.04%)±	3.70	10-1-2050	270,000	219,587
				2,792,165
Investment Companies: 0.54%
Owl Rock Capital Corp.	2.63	1-15-2027	1,000,000	858,851
REITS: 1.70%
Brandywine Operating Partnership LP	7.80	3-15-2028	485,000	451,493
EPR Properties	3.75	8-15-2029	500,000	401,661
GLP Capital LP/GLP Financing II, Inc.	4.00	1-15-2031	1,000,000	832,517
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	120,000	115,536
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	500,000	312,235
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
REITS(continued)
Starwood Property Trust, Inc.144A	4.38%	1-15-2027		$300,000	$261,675
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	4.75	9-17-2044		500,000	319,633
					2,694,750
Industrial: 0.68%
Aerospace/defense: 0.16%
Spirit AeroSystems, Inc.144A	9.38	11-30-2029		250,000	254,409
Building materials: 0.30%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028		500,000	482,325
Machinery-diversified: 0.06%
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027		95,000	87,070
Packaging & containers: 0.16%
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030		300,000	257,298
Technology: 0.49%
Software: 0.49%
Oracle Corp.	6.90	11-9-2052		750,000	772,597
Utilities: 1.72%
Electric: 1.72%
Duke Energy Corp.	3.10	6-15-2028		200,000	198,649
Duke Energy Corp.	3.85	6-15-2034		400,000	376,149
NRG Energy, Inc.144A	4.45	6-15-2029		1,500,000	1,300,864
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025		15,480	15,403
Oglethorpe Power Corp.	4.25	4-1-2046		400,000	278,349
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028		300,000	260,550
Southern Co. Series B (5 Year Treasury Constant Maturity+3.73%)±	4.00	1-15-2051		330,000	305,244
					2,735,208
Total corporate bonds and notes (Cost $38,211,731)					33,957,528
Foreign corporate bonds and notes: 7.84%
Communications: 1.34%
Media: 0.34%
Tele Columbus AG144A	3.88	5-2-2025	EUR	510,000	310,038
Ziggo Bond Co. BV144A	3.38	2-28-2030	EUR	300,000	232,775
					542,813
Telecommunications: 1.00%
SES SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.19%)ʊ±	2.88	5-27-2026	EUR	575,000	531,649
Telecom Italia SpA/Milano	6.88	2-15-2028	EUR	1,000,000	1,062,695
					1,594,344
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 17

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Consumer, cyclical: 1.69%
Auto parts & equipment: 0.55%
Faurecia SE	7.25%	6-15-2026	EUR	800,000	$871,462
Distribution/wholesale: 0.67%
Azelis Finance NV144A	5.75	3-15-2028	EUR	1,000,000	1,057,250
Entertainment: 0.47%
Cirsa Finance International Sarl144A	10.38	11-30-2027	EUR	350,000	397,328
International Game Technology PLC144A	3.50	6-15-2026	EUR	350,000	352,575
					749,903
Consumer, non-cyclical: 2.12%
Agriculture: 0.42%
BAT International Finance PLC	2.25	1-16-2030	EUR	750,000	668,700
Commercial services: 0.37%
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	395,050
Verisure Holding AB144A	9.25	10-15-2027	EUR	175,000	196,120
					591,170
Food: 0.89%
Casino Guichard Perrachon SA	3.58	2-7-2025	EUR	400,000	4,758
Iceland Bondco PLC144A	4.38	5-15-2028	GBP	1,000,000	960,524
Sigma Holdco BV144A	5.75	5-15-2026	EUR	500,000	440,080
					1,405,362
Pharmaceuticals: 0.44%
Bayer AG (EURIBOR ICE Swap Rate 11:00am+2.65%)±	2.38	11-12-2079	EUR	700,000	698,187
Financial: 1.68%
Banks: 1.13%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	4.75	9-22-2027	EUR	500,000	436,327
Deutsche Bank AG (3 Month EURIBOR+2.95%)±	5.00	9-5-2030	EUR	700,000	712,140
Deutsche Pfandbriefbank AG (EURIBOR ICE Swap Rate 11:00am+2.75%)±	4.68	6-28-2027	EUR	400,000	338,320
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am+1.60%)±	1.38	6-17-2033	EUR	400,000	306,104
					1,792,891
Real estate: 0.31%
Aedas Homes Opco SLU144A	4.00	8-15-2026	EUR	500,000	489,253
REITS: 0.24%
Unibail Rodamco Westfield (EURIBOR ICE Swap Rate 11:00am+4.00%)±	7.25	7-3-2028	EUR	400,000	379,346
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal		Value
Government securities: 0.47%
Multi-national: 0.47%
Asian Development Bank	6.20%	10-6-2026	INR	18,450,000	$214,069
International Finance Corp.	6.30	11-25-2024	INR	45,000,000	534,584
Industrial: 0.54%
Engineering & construction: 0.26%
Cellnex Finance Co. SA	2.00	9-15-2032	EUR	500,000	412,092
Packaging & containers: 0.28%
Canpack SA/Canpack U.S. LLC144A	2.38	11-1-2027	EUR	500,000	453,243
Total foreign corporate bonds and notes (Cost $14,950,966)					12,454,669
Foreign government bonds: 16.75%
Brazil: 2.16%
Brazil ¤	0.00	1-1-2024	BRL	7,000,000	1,353,777
Brazil ¤	0.00	7-1-2024	BRL	8,000,000	1,469,389
Brazil	10.00	1-1-2027	BRL	3,100,000	602,580
					3,425,746
France: 4.53%
French Republic##	0.75	2-25-2028	EUR	7,535,000	7,193,577
Indonesia: 0.55%
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	876,002
Malaysia: 0.98%
Malaysia	3.88	3-14-2025	MYR	7,255,000	1,556,026
Russia: 0.17%
Russia (Acquired 3-13-2020, cost $270,927)†˃	6.50	2-28-2024	RUB	35,000,000	264,767
Spain: 1.43%
Spain¤	0.00	1-31-2028	EUR	2,495,000	2,275,009
United Kingdom: 6.93%
U.K. Gilts##	3.25	1-31-2033	GBP	9,900,000	11,010,946
Total foreign government bonds (Cost $28,078,376)					26,602,073

	Shares
Investment companies: 2.53%
Exchange-traded funds: 2.53%
VanEck J. P. Morgan EM Local Currency Bond ETF	46,200	1,102,794
Xtrackers USD High Yield Corporate Bond ETF	85,800	2,908,620
Total investment companies (Cost $4,226,699)		4,011,414
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 19

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Loans: 2.04%
Communications: 0.55%
Media: 0.55%
Charter Communications Operating LLC (U.S. SOFR 3 Month+1.75%)±	7.12%	4-30-2025	$474,811	$474,911
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.43	8-2-2027	328,000	320,164
Gray Television, Inc. (U.S. SOFR 1 Month+2.50%)±	7.94	1-2-2026	84,964	84,353
				879,428
Consumer, cyclical: 0.50%
Airlines: 0.50%
American Airlines, Inc. (U.S. SOFR 3 Month+4.75%)±	10.34	4-20-2028	252,700	260,028
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.80	6-21-2027	506,250	525,290
				785,318
Consumer, non-cyclical: 0.47%
Commercial services: 0.38%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.44	3-23-2027	506,637	515,686
MPH Acquisition Holdings LLC (3 Month LIBOR+4.25%)±	9.92	9-1-2028	98,246	92,269
				607,955
Healthcare-services: 0.09%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.19	8-31-2026	139,020	139,074
Energy: 0.42%
Pipelines: 0.42%
AL NGPL Holdings LLC (U.S. SOFR 3 Month+3.75%)±	9.29	4-13-2028	353,397	353,620
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.93	9-29-2028	316,505	316,901
				670,521
Financial: 0.04%
Insurance: 0.04%
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.68	1-31-2028	75,000	67,353
Industrial: 0.06%
Machinery-diversified: 0.06%
Vertical U.S. Newco, Inc. (U.S. SOFR 6 Month+3.50%)±	9.38	7-30-2027	87,176	86,914
Total loans (Cost $3,200,494)				3,236,563
Municipal obligations: 0.04%
Illinois: 0.02%
GO revenue: 0.02%
City of Chicago Taxable Project Series E	6.05	1-1-2029	40,000	39,282
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Kansas: 0.02%
Health revenue: 0.02%
Kansas Development Finance Authority Village Shalom Obligated Group Series B	4.00%	11-15-2025	$25,000	$23,514
Total municipal obligations (Cost $64,598)				62,796
Non-agency mortgage-backed securities: 9.09%
AFN Series 2019-1A Class A2144A	4.46	5-20-2049	691,682	531,469
Brean Asset-Backed Securities Trust Series 2021-RM2 Class A144A±±	1.75	10-25-2061	862,529	738,798
BX Trust Series 2019-OC11 Class D144A±±	4.08	12-9-2041	500,000	411,018
BX Trust Series 2021-ARIA Class D (U.S. SOFR 1 Month+2.01%)144A±	7.34	10-15-2036	550,000	524,801
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	750,000	672,084
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	365,581
CFMT LLC Series 2021-HB7 Class M2144A±±	2.68	10-27-2031	1,000,000	917,125
COLT Mortgage Loan Trust Series 2022-7 Class A1144A	5.16	4-25-2067	414,748	403,841
FIGRE Trust Series 2023-HE2 Class A144A	6.51	5-25-2053	407,998	404,241
FREED Mortgage Trust Series 2022-HE1 Class A144A	7.00	10-25-2037	519,785	514,855
FREMF Mortgage Trust Series 2017-K724 Class B144A±±	3.58	12-25-2049	400,000	397,256
FREMF Mortgage Trust Series 2020-KF76 Class B (30 Day Average U.S. SOFR+2.86%)144A±	8.18	1-25-2030	191,061	177,398
GS Mortgage Securities Corp. Trust Series 2018-LUAU Class B (U.S. SOFR 1 Month+1.45%)144A±	6.78	11-15-2032	1,600,000	1,573,906
Hudsons Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	535,000	456,513
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3144A±±	4.45	5-25-2067	1,130,000	892,304
JP Morgan Mortgage Trust Series 2017-6 Class B5144A±±	3.78	12-25-2048	436,736	303,358
Med Trust Series 2021-MDLN Class B (U.S. SOFR 1 Month+1.56%)144A±	6.90	11-15-2038	995,224	970,238
MFA Trust Series 2020-NQM3 Class M1144A±±	2.65	1-26-2065	1,000,000	812,390
MFA Trust Series 2021-NQM1 Class A1144A±±	1.15	4-25-2065	80,974	70,413
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	1,195,000	908,200
Residential Mortgage Loan Trust Series 2019-3 Class A3144A±±	3.04	9-25-2059	101,062	97,008
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.53	1-5-2043	700,000	355,190
TRK Trust Series 2021-INV2 Class A2144A±±	2.12	11-25-2056	794,469	639,841
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	87,861	73,220
Verus Securitization Trust Series 2021-8 Class A2144A±±	2.29	11-25-2066	1,139,653	919,752
Verus Securitization Trust Series 2021-R3 Class A2144A±±	1.28	4-25-2064	344,251	301,548
Total non-agency mortgage-backed securities (Cost $16,485,894)				14,432,348
U.S. Treasury securities: 3.17%
U.S. Treasury Bonds##	2.25	2-15-2052	3,485,000	2,138,647
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 21

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds##	2.38%	5-15-2051	$45,000	$28,540
U.S. Treasury Bonds##	3.00	2-15-2049	150,000	109,647
U.S. Treasury Bonds##	3.25	5-15-2042	295,000	235,078
U.S. Treasury Bonds##	3.63	5-15-2053	500,000	413,984
U.S. Treasury Bonds##	4.00	11-15-2052	35,000	31,021
U.S. Treasury Notes##	3.88	8-15-2033	1,840,000	1,738,513
U.S. Treasury Notes##	4.13	7-31-2028	350,000	342,453
Total U.S. Treasury securities (Cost $6,066,114)				5,037,883
Yankee corporate bonds and notes: 8.94%
Basic materials: 0.14%
Chemicals: 0.14%
Braskem Netherlands Finance BV144A	7.25	2-13-2033	235,000	216,523
Communications: 0.18%
Internet: 0.18%
Prosus NV144A	4.03	8-3-2050	500,000	286,281
Consumer, cyclical: 1.00%
Airlines: 0.33%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	500,000	533,394
Leisure time: 0.67%
Carnival Corp.144A	10.50	6-1-2030	500,000	514,935
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	95,000	87,114
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	425,000	461,082
				1,063,131
Consumer, non-cyclical: 0.56%
Beverages: 0.56%
Coca-Cola Icecek AS144A	4.50	1-20-2029	1,000,000	889,060
Energy: 1.58%
Oil & gas: 0.30%
BP Capital Markets PLC (5 Year Treasury Constant Maturity+4.40%)ʊ±	4.88	3-22-2030	325,000	290,363
Petroleos Mexicanos	6.70	2-16-2032	250,000	185,542
				475,905
Pipelines: 1.28%
Enbridge, Inc.	5.70	3-8-2033	1,000,000	957,998
Enbridge, Inc. Series 20-A (5 Year Treasury Constant Maturity+5.31%)±	5.75	7-15-2080	1,000,000	870,461
Northriver Midstream Finance LP144A	5.63	2-15-2026	220,000	209,649
				2,038,108
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Financial: 4.89%
Banks: 3.71%
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.64%)144Aʊ±	5.88%	1-24-2027	$750,000	$639,378
BNP Paribas SA (5 Year Treasury Constant Maturity+4.90%)144Aʊ±	7.75	8-16-2029	400,000	379,706
Credit Agricole SA (USD Swap Semi Annual (vs. 3Month LIBOR) 5 Year+6.19%)144Aʊ±	8.13	12-23-2025	1,000,000	992,740
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year+2.55%)±	4.88	12-1-2032	275,000	234,612
HSBC Holdings PLC (U.S. SOFR 3 Month+1.87%)±	3.97	5-22-2030	590,000	518,857
Intesa Sanpaolo SpA144A	5.71	1-15-2026	635,000	606,300
NatWest Group PLC (5 Year Treasury Constant Maturity+5.63%)ʊ±	6.00	12-29-2025	400,000	367,064
Societe Generale SA (1 Year Treasury Constant Maturity+3.20%)144A±	6.22	6-15-2033	1,000,000	905,612
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	200,000	167,443
UBS Group AG (U.S. SOFR+5.02%)144A±	9.02	11-15-2033	500,000	577,407
Unicredit SpA (5 Year Treasury Constant Maturity+4.75%)144A±	5.46	6-30-2035	600,000	502,983
				5,892,102
Diversified financial services: 0.71%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	175,000	159,838
CI Financial Corp.	4.10	6-15-2051	780,000	451,468
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	500,000	506,875
Unifin Financiera SAB de CV144A†	9.88	1-28-2029	600,000	11,850
				1,130,031
Insurance: 0.47%
Swiss Re Finance Luxembourg SA (5 Year Treasury Constant Maturity+3.58%)144A±	5.00	4-2-2049	800,000	749,600
Government securities: 0.10%
Multi-national: 0.10%
African Export-Import Bank144A	3.80	5-17-2031	200,000	154,832
Industrial: 0.15%
Trucking & leasing: 0.15%
Fly Leasing Ltd.144A	7.00	10-15-2024	265,000	243,138
Utilities: 0.34%
Electric: 0.34%
Comision Federal de Electricidad144A	3.35	2-9-2031	200,000	155,956
Comision Federal de Electricidad144A	3.88	7-26-2033	500,000	378,206
				534,162
Total yankee corporate bonds and notes (Cost $16,265,037)				14,206,267
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 23

Consolidated portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 1.86%
Argentina: 0.37%
Provincia de Cordoba144A	6.88%	12-10-2025	$212,062	$176,414
Provincia de Cordoba (PIK at 6.88%)144A¥	6.88	2-1-2029	557,619	416,518
				592,932
Bahamas: 0.41%
Bahamas144A	6.00	11-21-2028	785,000	645,847
Bermuda: 0.12%
Bermuda144A	5.00	7-15-2032	200,000	186,347
Colombia: 0.33%
Colombia	7.50	2-2-2034	550,000	519,321
Dominican Republic: 0.44%
Dominican Republic144A	4.50	1-30-2030	200,000	169,239
Dominican Republic144A	4.88	9-23-2032	200,000	162,217
Dominican Republic144A	5.50	2-22-2029	200,000	182,783
Dominican Republic144A	7.05	2-3-2031	200,000	193,056
				707,295
Oman: 0.19%
Oman144A	6.25	1-25-2031	300,000	295,887
Total yankee government bonds (Cost $3,195,957)				2,947,629

		Yield	Shares
Short-term investments: 5.72%
Investment companies: 5.72%
Allspring Government Money Market Fund Select Class♠∞*##		5.27	9,086,155	9,086,155
Total short-term investments (Cost $9,086,155)				9,086,155
Total investments in securities (Cost $200,695,768)	116.68%			185,315,059
Other assets and liabilities, net	(16.68)			(26,493,842)
Total net assets	100.00%			$158,821,217

The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Income Plus Fund

Consolidated portfolio of investments—September 30, 2023

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
†	Non-income-earning security
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated as collateral for when-issued securities.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $264,767 (original aggregate cost of $474,124), representing 0.17% of its net assets as of period end.

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
GNMA	Government National Mortgage Association
GO	General obligation
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MYR	Malaysian ringgit
NPFGC	National Public Finance Guarantee Corporation
REIT	Real estate investment trust
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,279,572	$78,066,305	$(78,259,722)	$0	$0	$9,086,155	9,086,155	$397,953
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	769,598	17,029,127	(17,798,725)	0	0	0	0	39,136 [1]
				$0	$0	$9,086,155		$437,089

[1]	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	22,559,751	EUR	21,089,398	Citibank N.A.	12-29-2023	$168,107	$0
USD	8,491,154	GBP	6,845,000	Citibank N.A.	12-29-2023	134,067	0
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 25

Consolidated portfolio of investments—September 30, 2023

Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	1,948,356	GBP	1,595,000	Citibank N.A.	12-29-2023	$1,015	$0
USD	1,457,214	GBP	1,200,000	Citibank N.A.	12-29-2023	0	(7,871)
USD	517,538	IDR	7,950,000,000	Morgan Stanley, Inc.	12-29-2023	3,249	0
JPY	45,689,962	EUR	292,773	Citibank N.A.	12-29-2023	0	(656)
USD	1,563,002	MYR	7,300,000	Morgan Stanley, Inc.	12-29-2023	0	(1,580)
						$306,438	$(10,107)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Ultra 10-Year U.S. Treasury Notes	30	12-19-2023	$3,452,160	$3,346,875	$0	$(105,285)
2-Year U.S. Treasury Notes	191	12-29-2023	38,812,102	38,717,789	0	(94,313)
5-Year U.S. Treasury Notes	162	12-29-2023	17,193,629	17,068,219	0	(125,410)
Short
10-Year Euro BUND Futures	(41)	12-7-2023	(5,685,798)	(5,576,191)	109,607	0
10-Year Japanese Bond	(4)	12-13-2023	(3,906,852)	(3,880,085)	26,767	0
Ultra Long Term U.S. Treasury Bond	(8)	12-19-2023	(1,021,360)	(949,500)	71,860	0
					$208,234	$(325,008)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy protection
Markit iTraxx Europe Crossover *	5.00%	Quarterly	6-20-2026	EUR	2,959,800	$195,825	$244,301	$0	$(48,476)
Sell protection
Markit CDX Emerging Markets Index *	1.00	Quarterly	6-20-2026	USD	920,000	(16,117)	(14,562)	0	(1,555)
Markit iTraxx Europe Subordinated Financial Index *	1.00	Quarterly	6-20-2026	EUR	12,000,000	(3,206)	(25,473)	22,267	0
								$22,267	$(50,031)

*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Income Plus Fund

Consolidated statement of assets and liabilities—September 30, 2023
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $191,609,613)	$176,228,904
Investments in affiliated securities, at value (cost $9,086,155)	9,086,155
Cash	1,812
Cash at broker segregated for futures contracts	1,459,000
Segregated cash for swap contracts	1,173,691
Segregated cash for when-issued securities	270,000
Foreign currency, at value (cost $619,362)	618,744
Receivable for interest	1,603,389
Unrealized gains on forward foreign currency contracts	306,438
Receivable for Fund shares sold	266,936
Receivable for daily variation margin on open futures contracts	55,758
Receivable for daily variation margin on centrally cleared swap contracts	28,000
Receivable for investments sold	9,614
Receivable from manager	1,544
Prepaid expenses and other assets	149,860
Total assets	191,259,845
Liabilities
Payable for when-issued transactions	31,680,336
Cash collateral due to broker	380,000
Payable for investments purchased	202,002
Payable for daily variation margin on open futures contracts	66,438
Payable for Fund shares redeemed	37,558
Administration fees payable	12,012
Unrealized losses on forward foreign currency contracts	10,107
Trustees’ fees and expenses payable	3,538
Distribution fee payable	808
Accrued expenses and other liabilities	45,829
Total liabilities	32,438,628
Total net assets	$158,821,217
Net assets consist of
Paid-in capital	$180,103,240
Total distributable loss	(21,282,023)
Total net assets	$158,821,217
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 27

Consolidated statement of assets and liabilities—September 30, 2023

Computation of net asset value and offering price per share
Net assets–Class A	$16,211,920
Shares outstanding–Class A1	1,924,054
Net asset value per share–Class A	$8.43
Maximum offering price per share – Class A2	$8.78
Net assets–Class C	$1,247,817
Shares outstanding–Class C1	147,223
Net asset value per share–Class C	$8.48
Net assets–Administrator Class	$869,383
Shares outstanding–Administrator Class[1]	102,215
Net asset value per share–Administrator Class	$8.51
Net assets–Institutional Class	$140,492,097
Shares outstanding–Institutional Class[1]	16,710,421
Net asset value per share–Institutional Class	$8.41
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.
28 | Allspring Income Plus Fund

Consolidated Statement of operations—year ended September 30, 2023
Consolidated statement of operations
Investment income
Interest (net of foreign withholding taxes of $4,949)	$7,991,690
Income from affiliated securities	414,732
Dividends	191,178
Total investment income	8,597,600
Expenses
Management fee	861,656
Administration fees
Class A	23,491
Class C	1,958
Administrator Class	1,610
Institutional Class	117,065
Shareholder servicing fees
Class A	37,349
Class C	3,109
Administrator Class	4,025
Distribution fee
Class C	9,327
Custody and accounting fees	34,261
Professional fees	100,951
Registration fees	38,821
Shareholder report expenses	37,775
Trustees’ fees and expenses	24,346
Other fees and expenses	12,034
Total expenses	1,307,778
Less: Fee waivers and/or expense reimbursements
Fund-level	(415,870)
Class A	(4,082)
Class C	(299)
Administrator Class	(714)
Net expenses	886,813
Net investment income	7,710,787
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 29

Consolidated Statement of operations—year ended September 30, 2023

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$(3,817,529)
Foreign currency and foreign currency translations	(92,534)
Forward foreign currency contracts	(775,149)
Futures contracts	(1,778,859)
Swap contracts	192,310
Net realized losses on investments	(6,271,761)
Net change in unrealized gains (losses) on
Unaffiliated securities	5,427,863
Foreign currency and foreign currency translations	215,203
Forward foreign currency contracts	218,403
Futures contracts	344,896
Swap contracts	880,516
Net change in unrealized gains (losses) on investments	7,086,881
Net realized and unrealized gains (losses) on investments	815,120
Net increase in net assets resulting from operations	$8,525,907
The accompanying notes are an integral part of these consolidated financial statements.
30 | Allspring Income Plus Fund

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$7,710,787		$5,673,590
Net realized gains (losses) on investments		(6,271,761)		2,063,697
Net change in unrealized gains (losses) on investments		7,086,881		(28,372,326)
Net increase (decrease) in net assets resulting from operations		8,525,907		(20,635,039)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(663,472)		(685,837)
Class C		(45,475)		(79,643)
Administrator Class		(67,747)		(361,182)
Institutional Class		(6,933,269)		(10,427,170)
Total distributions to shareholders		(7,709,963)		(11,553,832)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	494,451	4,234,852	1,682,286	16,330,701
Class C	33,984	292,830	63,146	603,993
Administrator Class	31,973	280,485	299,073	2,948,472
Institutional Class	4,894,170	42,046,540	7,915,708	73,200,984
		46,854,707		93,084,150
Reinvestment of distributions
Class A	77,537	661,527	73,161	682,559
Class C	5,297	45,475	8,331	79,643
Administrator Class	7,871	67,747	37,139	361,043
Institutional Class	814,378	6,933,211	1,099,311	10,369,573
		7,707,960		11,492,818
Payment for shares redeemed
Class A	(314,526)	(2,688,269)	(352,310)	(3,189,842)
Class C	(17,777)	(153,836)	(72,697)	(663,225)
Administrator Class	(165,034)	(1,434,877)	(816,237)	(7,946,957)
Institutional Class	(5,943,514)	(50,890,751)	(8,284,277)	(76,954,857)
		(55,167,733)		(88,754,881)
Net increase (decrease) in net assets resulting from capital share transactions		(605,066)		15,822,087
Total increase (decrease) in net assets		210,878		(16,366,784)
Net assets
Beginning of period		158,610,339		174,977,123
End of period		$158,821,217		$158,610,339
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 31

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.38	$10.12	$9.64	$9.50	$9.43
Net investment income	0.38 [1]	0.28 [1]	0.27	0.29	0.34 [1]
Net realized and unrealized gains (losses) on investments	0.05	(1.41)	0.51	0.14	0.09
Total from investment operations	0.43	(1.13)	0.78	0.43	0.43
Distributions to shareholders from
Net investment income	(0.38)	(0.36)	(0.30)	(0.29)	(0.36)
Net realized gains	0.00	(0.25)	0.00	0.00	0.00
Total distributions to shareholders	(0.38)	(0.61)	(0.30)	(0.29)	(0.36)
Net asset value, end of period	$8.43	$8.38	$10.12	$9.64	$9.50
Total return[2]	5.14%	(11.77)%	8.18%	4.60%	4.66%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.07%	1.07%	1.08%	1.09%
Net expenses	0.81%	0.90%	0.90%	0.90%	0.90%
Net investment income	4.44%	3.09%	3.00%	3.43%	3.65%
Supplemental data
Portfolio turnover rate	182%	113%	128%	88%	116%
Net assets, end of period (000s omitted)	$16,212	$13,960	$2,667	$1,662	$1,394

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these consolidated financial statements.
32 | Allspring Income Plus Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.42	$10.16	$9.68	$9.49	$9.41
Net investment income	0.32 [1]	0.21 [1]	0.22	0.23	0.27
Payment from affiliate	0.00	0.00	0.00	0.07	0.00
Net realized and unrealized gains (losses) on investments	0.05	(1.41)	0.49	0.12	0.10
Total from investment operations	0.37	(1.20)	0.71	0.42	0.37
Distributions to shareholders from
Net investment income	(0.31)	(0.29)	(0.23)	(0.23)	(0.29)
Net realized gains	0.00	(0.25)	0.00	0.00	0.00
Total distributions to shareholders	(0.31)	(0.54)	(0.23)	(0.23)	(0.29)
Net asset value, end of period	$8.48	$8.42	$10.16	$9.68	$9.49
Total return[2]	4.45%	(12.38)%[3]	7.36%	4.45%[4]	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.77%	1.82%	1.83%	1.84%
Net expenses	1.56%	1.63%	1.65%	1.65%	1.65%
Net investment income	3.68%	2.30%	2.23%	2.67%	2.92%
Supplemental data
Portfolio turnover rate	182%	113%	128%	88%	116%
Net assets, end of period (000s omitted)	$1,248	$1,059	$1,290	$647	$520

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.10% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.79% impact on the total return.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 33

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.45	$10.20	$9.71	$9.56	$9.46
Net investment income	0.38 [1]	0.29 [1]	0.29 [1]	0.34 [1]	0.36 [1]
Net realized and unrealized gains (losses) on investments	0.06	(1.43)	0.51	0.11	0.09
Total from investment operations	0.44	(1.14)	0.80	0.45	0.45
Distributions to shareholders from
Net investment income	(0.38)	(0.36)	(0.31)	(0.30)	(0.35)
Net realized gains	0.00	(0.25)	0.00	0.00	0.00
Total distributions to shareholders	(0.38)	(0.61)	(0.31)	(0.30)	(0.35)
Net asset value, end of period	$8.51	$8.45	$10.20	$9.71	$9.56
Total return	5.24%	(11.77)%	8.31%	4.72%	4.83%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.01%	1.00%	1.02%	1.08%
Net expenses	0.72%	0.75%	0.75%	0.75%	0.75%
Net investment income	4.46%	2.97%	2.83%	3.61%	3.80%
Supplemental data
Portfolio turnover rate	182%	113%	128%	88%	116%
Net assets, end of period (000s omitted)	$869	$1,921	$7,215	$40	$75

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.
34 | Allspring Income Plus Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.36	$10.10	$9.63	$9.49	$9.42
Net investment income	0.40 [1]	0.32	0.33	0.36	0.37 [1]
Net realized and unrealized gains (losses) on investments	0.06	(1.43)	0.47	0.10	0.09
Total from investment operations	0.46	(1.11)	0.80	0.46	0.46
Distributions to shareholders from
Net investment income	(0.41)	(0.38)	(0.33)	(0.32)	(0.39)
Net realized gains	0.00	(0.25)	0.00	0.00	0.00
Total distributions to shareholders	(0.41)	(0.63)	(0.33)	(0.32)	(0.39)
Net asset value, end of period	$8.41	$8.36	$10.10	$9.63	$9.49
Total return	5.50%	(11.53)%	8.43%	4.96%	5.00%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.74%	0.75%	0.75%
Net expenses	0.50%	0.60%	0.60%	0.60%	0.60%
Net investment income	4.74%	3.33%	3.34%	3.72%	3.97%
Supplemental data
Portfolio turnover rate	182%	113%	128%	88%	116%
Net assets, end of period (000s omitted)	$140,492	$141,671	$163,806	$149,722	$153,414

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund  | 35

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Income Plus Fund (the “Fund”) which is a diversified series of the Trust.
2.
INVESTMENT IN SUBSIDIARY
The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of September 30, 2023, the Subsidiary had $6,635,402 invested in swap contracts and cash equivalents and had $1,173,691 in cash segregated at the broker for the swap contracts which in the aggregate represented 101.64% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of September 30, 2023, the Fund held $7,683,293 in the Subsidiary, representing 4.84% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded
36 | Allspring Income Plus Fund

Notes to consolidated financial statements
and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Consolidated Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Consolidated  Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in
Allspring Income Plus Fund  | 37

Notes to consolidated financial statements
the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated  Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Consolidated Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting
38 | Allspring Income Plus Fund

Notes to consolidated financial statements
principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $200,408,257 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,440,633
Gross unrealized losses	(17,382,038)
Net unrealized losses	$(14,941,405)
As of September 30, 2023, the Fund had capital loss carryforwards which consist of $5,166,146 in short-term capital losses and $2,865,403 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Income Plus Fund  | 39

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$31,293,711	$0	$31,293,711
Asset-backed securities	0	27,936,728	0	27,936,728
Common stocks
Consumer discretionary	49,295	0	0	49,295
Corporate bonds and notes	0	33,957,528	0	33,957,528
Foreign corporate bonds and notes	0	12,454,669	0	12,454,669
Foreign government bonds	0	26,602,073	0	26,602,073
Investment companies	4,011,414	0	0	4,011,414
Loans	0	3,236,563	0	3,236,563
Municipal obligations	0	62,796	0	62,796
Non-agency mortgage-backed securities	0	14,432,348	0	14,432,348
U.S. Treasury securities	5,037,883	0	0	5,037,883
Yankee corporate bonds and notes	0	14,206,267	0	14,206,267
Yankee government bonds	0	2,947,629	0	2,947,629
Short-term investments
Investment companies	9,086,155	0	0	9,086,155
	18,184,747	167,130,312	0	185,315,059
Forward foreign currency contracts	0	306,438	0	306,438
Futures contracts	208,234	0	0	208,234
Swap contracts	0	22,267	0	22,267
Total assets	$18,392,981	$167,459,017	$0	$185,851,998
Liabilities
Forward foreign currency contracts	$0	$10,107	$0	$10,107
Futures contracts	325,008	0	0	325,008
Swap contracts	0	50,031	0	50,031
Total liabilities	$325,008	$60,138	$0	$385,146
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated  Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Consolidated  Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have transfers into/out of Level 3.
5.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
40 | Allspring Income Plus Fund

Notes to consolidated financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.525%
Next $500 million	0.500
Next $2 billion	0.475
Next $2 billion	0.450
Next $5 billion	0.415
Over $10 billion	0.405
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.16% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2025  to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
	EXPENSE RATIO CAPS
	Current	Prior to APRIL 17, 2023
Class A	0.71%	0.90%
Class C	1.46	1.65
Administrator Class	0.66	0.75
Institutional Class	0.39	0.60
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges
Allspring Income Plus Fund  | 41

Notes to consolidated financial statements
from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $211 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$59,683,379	$269,787,619	$89,106,440	$207,157,743
7.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2023, the Fund entered into futures contracts and forward foreign currency contracts for hedging purpose and entered into swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.
The volume of the Fund’s derivative activity during the year ended September 30, 2023 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$4,371,387
Average contract amounts to sell	32,085,642
Futures contracts
Average notional balance on long futures	$43,718,096
Average notional balance on short futures	9,455,362
Swap contracts
Average notional balance	$15,918,446
The credit default swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
42 | Allspring Income Plus Fund

Notes to consolidated financial statements
The fair value of derivative instruments as of September 30, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Credit risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$306,438	$306,438
Futures contracts	208,234 *	0	0	208,234
Swap contracts	0	22,267 *	0	22,267
	$208,234	$22,267	$306,438	$536,939
Liability derivatives
Forward foreign currency contracts	$0	$0	$10,107	$10,107
Futures contracts	325,008 *	0	0	325,008
Swap contracts	0	50,031 *	0	50,031
	$325,008	$50,031	$10,107	$385,146

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day’s variation margin as of September 30, 2023 is reported separately on the Consolidated  Statement of Assets and
Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2023 was as follows:
	Interest rate risk	Credit risk	Foreign currency risk	Total
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$(775,149)	$(775,149)
Futures contracts	(1,778,859)	0	0	(1,778,859)
Swap contracts	0	192,310	0	192,310
	$(1,778,859)	$192,310	$(775,149)	$(2,361,698)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$218,403	$218,403
Futures contracts	344,896	0	0	344,896
Swap contracts	0	880,516	0	880,516
	$344,896	$880,516	$218,403	$1,443,815
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley, Inc.	$3,249	$(1,580)	$0	$1,669
Citibank N.A.	303,189	(8,527)	0	294,662
Allspring Income Plus Fund  | 43

Notes to consolidated financial statements

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley, Inc.	$1,580	$(1,580)	$0	$0
Citibank N.A.	8,527	(8,527)	0	0
8.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$7,709,963	$9,082,667
Long-term capital gain	0	2,471,165
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$1,703,171	$(14,953,645)	$(8,031,549)
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
44 | Allspring Income Plus Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Income Plus Fund and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust, including the consolidated portfolio of investments, as of September 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
Allspring Income Plus Fund  | 45

Other information (unaudited)
Other information
Tax information
For the fiscal year ended September 30, 2023, $3,376,519 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2023, 6% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

46 | Allspring Income Plus Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Income Plus Fund  | 47

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48 | Allspring Income Plus Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Income Plus Fund  | 49

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Income Plus Fund (the “Fund”):  (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

50 | Allspring Income Plus Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in the range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.

Allspring Income Plus Fund  | 51

Other information (unaudited)
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

52 | Allspring Income Plus Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Income Plus Fund  | 53

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-o60phzwb 11-23
AR3365 09-23

Allspring Index Asset Allocation Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Index Asset Allocation Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Index Asset Allocation Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Index Asset Allocation Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Index Asset Allocation Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Index Asset Allocation Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Index Asset Allocation Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers
Kandarp R. Acharya, CFA, FRM, Manjunath Boraiah, Petros N. Bocray, CFA, FRM, John R. Campbell, CFA,
Travis L. Keshemberg, CFA, CIPM, FRM, David Neal, CFA, Nick Toporkov, Ph.D., CFA, Robert M. Wicentowski,
CFA, Limin Xiao, Ph.D., CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFAAX)	11-13-1986	4.07	4.19	7.01	10.41	5.43	7.64	1.09	1.07
Class C (WFALX)	4-1-1998	8.57	4.63	7.00	9.57	4.63	7.00	1.84	1.82
Administrator Class (WFAIX)	11-8-1999	–	–	–	10.61	5.61	7.85	1.02	0.90
Institutional Class (WFATX)[3]	10-31-2016	–	–	–	10.79	5.78	7.96	0.77	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	12.38	6.28	8.45	–	–
Bloomberg U.S. Treasury Index[5]	–	–	–	–	-0.81	-0.07	0.63	–	–
S&P 500 Index[6]	–	–	–	–	21.62	9.92	11.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 0.90% for Administrator Class and 0.75% for Institutional Class.
Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of
Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]
Source:  Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index.
Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You
cannot invest directly in an index.

[5]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[6]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Index Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P
500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of
5.75%.

Allspring Index Asset Allocation Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2023.
•The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, detracted from performance during the period.
•The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Rising interest rates and slowing growth created a challenging environment.
The trailing 12-month period featured hawkish developed market central banks waiting for inflation data to show further weakness. We are likely nearing the peak of the rate hiking cycle, but sticky inflation and resilient growth could mean continued hawkish rhetoric. Despite this backdrop, global equity markets were not willing to wait for the hiking to end, with the MSCI ACWI (Net)* up 20.80%; U.S. equities did slightly better with the S&P 500 Index up 21.62%. There were some growth concerns out of China but emerging markets were also up overall for the year, with the MSCI EM Index (Net) (USD)** returning 11.70%.
The broad U.S. fixed income market felt the impact of Federal Reserve (Fed) action all along the yield curve, with the Bloomberg U.S. Aggregate Bond Index*** only returning 0.64% for the trailing 12 months. Longer duration suffered, as the Bloomberg U.S. 20+ Year Treasury Index† returned -10.69%, while the short end of the curve held up much better:  The Bloomberg U.S. 1‒3 Year Treasury Bond Index†† gained 2.44%. Credit held up well as the Bloomberg U.S. Credit Index††† returned 3.46% and the ICE BofA U.S. High Yield Index‡ gained 10.28%.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index. The S&P 500 Index enjoyed strong performance over the period as stocks in information technology advanced 43.04%, communication services advanced 38.10%, and energy increased 30.21%. The Fund’s bond holdings seek to replicate the holdings of the Bloomberg U.S. Treasury Index, which declined 0.81% over the period as the Fed increased rates to combat inflation. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 65% stocks, 44% bonds, and -9% effective cash. During the period, the portfolio management team implemented tactical shifts between stocks and bonds to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes.

Ten largest holdings (%) as of September 30, 2023[1]
Apple, Inc.	4.16
Microsoft Corp.	3.88
Amazon.com, Inc.	1.91
U.S. Treasury Bonds, 6.00%, 2-15-2026	1.89
U.S. Treasury Bonds, 6.88%, 8-15-2025	1.89
U.S. Treasury Notes, 1.38%, 10-31-2028	1.87
NVIDIA Corp.	1.78
U.S. Treasury Notes, 1.38%, 11-15-2031	1.44
Alphabet, Inc. Class A	1.29
Tesla, Inc.	1.14

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund had several Tactical Asset Allocation trades in place over the period. With respect to stocks, during most of the fourth quarter of 2022, the team had a defensive view of the equity market, so we were underweight stocks. As stocks recovered, this detracted from performance. For a portion of the first quarter of 2023, amid supportive systematic signals, we went long stocks, a position that also detracted from performance. Reflecting a positive view of stocks, we initiated a long equity position in the third quarter, which remained in place through the end of the period. This trade detracted from performance.
With respect to bonds, In the fourth quarter of 2022, we employed two trades that reflected our opinion that bonds in the middle portion of the Treasury bond curve (i.e., 10-year Treasury bonds) were more attractive than bonds on either the short (2-year Treasury bonds) or the long (30-year Treasury bonds) end of the curve; both trades added to performance. Reflecting our positive view on the attractiveness of the bonds, in the first quarter of 2023 we established a new long position in the U.S. Treasury,
*
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
**
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
***
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
†
The Bloomberg U.S. 20+ Year Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
††
The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. You cannot invest directly in an index.
†††
The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranational and local authorities. You cannot invest directly in an index.
‡
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

8 | Allspring Index Asset Allocation Fund

Performance highlights (unaudited)
which remained in place through the end of the period. In the face of rising rates on the long end of the curve, this trade detracted from performance.
In total, the tactical positions implemented during the 12-month period detracted about 85 basis points (bps; 100 bps equal 1.00%) from overall Fund performance.

Allocation (%) as of September 30, 2023
	Neutral allocation	Effective allocation[1]
Stock Funds	60	65
Bond Funds	40	44
Effective Cash	0	(9)

[1]
Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.

Outlook
Last year, our outlook focused on waiting for a pivot in Fed policy; we are still waiting. While the end of the rate hiking cycle appears near, stubbornly persistent inflation implies that monetary policy will stay tight, at least for the near term. We also expect the hawkish rhetoric to continue and cannot rule out another hike by the Fed.
Although manufacturing remains in recession mode, the most recent gross domestic product growth report was robust. The services sector is slowing but still growing and consumer demand has remained remarkably robust.
The recession we called for last year has not materialized nor is it priced into the market; increasingly, we see paths where the recession does not arrive at all. Could this be the much-touted soft landing?
We believe that inflation is likely to stay sticky. Headline inflation is likely to stay volatile, with rising energy prices, while core inflation may further moderate as the economy gradually slows. We expect continued market volatility coming from rates potentially feeding into equities.
Over the medium term, we think bonds are attractive given their real yields. To a lesser degree, we are positive on equities given recovering earnings momentum, stable margins, and anticipated economic growth into year-end.

Allspring Index Asset Allocation Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,004.90	$5.30	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Class C
Actual	$1,000.00	$1,000.90	$9.08	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	$9.15	1.82%
Administrator Class
Actual	$1,000.00	$1,005.79	$4.50	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Institutional Class
Actual	$1,000.00	$1,006.56	$3.75	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$15,828	$17,005
Total agency securities (Cost $15,828)				17,005

	Shares
Common stocks: 59.44%
Communication services: 5.27%
Diversified telecommunication services: 0.40%
AT&T, Inc.	149,433	2,244,484
Verizon Communications, Inc.	87,876	2,848,061
		5,092,545
Entertainment: 0.78%
Activision Blizzard, Inc.	14,954	1,400,143
Electronic Arts, Inc.	5,153	620,421
Live Nation Entertainment, Inc.†	2,964	246,131
Netflix, Inc.†	9,263	3,497,709
Take-Two Interactive Software, Inc.†	3,301	463,428
Walt Disney Co.†	38,247	3,099,919
Warner Bros Discovery, Inc.†	46,363	503,502
		9,831,253
Interactive media & services: 3.51%
Alphabet, Inc. Class A†	124,016	16,228,734
Alphabet, Inc. Class C†	105,493	13,909,252
Match Group, Inc.†	5,813	227,724
Meta Platforms, Inc. Class A†	46,458	13,947,156
		44,312,866
Media: 0.46%
Charter Communications, Inc. Class A†	2,127	935,497
Comcast Corp. Class A	86,029	3,814,526
Fox Corp. Class A	5,303	165,454
Fox Corp. Class B	2,758	79,651
Interpublic Group of Cos., Inc.	8,046	230,598
News Corp. Class A	7,963	159,738
News Corp. Class B	2,414	50,380
Omnicom Group, Inc.	4,130	307,602
Paramount Global Class B	10,080	130,032
		5,873,478
Wireless telecommunication services: 0.12%
T-Mobile U.S., Inc.†	10,820	1,515,341
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Consumer discretionary: 6.34%
Automobile components: 0.06%
Aptiv PLC†	5,912	$582,864
BorgWarner, Inc.	4,913	198,338
		781,202
Automobiles: 1.30%
Ford Motor Co.	82,176	1,020,626
General Motors Co.	28,760	948,217
Tesla, Inc.†	57,720	14,442,699
		16,411,542
Broadline retail: 1.96%
Amazon.com, Inc.†	189,789	24,125,978
eBay, Inc.	11,124	490,457
Etsy, Inc.†	2,571	166,035
		24,782,470
Distributors: 0.08%
Genuine Parts Co.	2,936	423,900
LKQ Corp.	5,593	276,909
Pool Corp.	816	290,578
		991,387
Hotels, restaurants & leisure: 1.27%
Airbnb, Inc. Class A†	8,912	1,222,815
Booking Holdings, Inc.†	746	2,300,627
Caesars Entertainment, Inc.†	4,500	208,575
Carnival Corp.†	21,056	288,888
Chipotle Mexican Grill, Inc. Class A†	577	1,056,966
Darden Restaurants, Inc.	2,527	361,917
Domino’s Pizza, Inc.	734	278,032
Expedia Group, Inc.†	2,881	296,945
Hilton Worldwide Holdings, Inc.	5,466	820,884
Las Vegas Sands Corp.	6,871	314,967
Marriott International, Inc. Class A	5,237	1,029,385
McDonald’s Corp.	15,233	4,012,981
MGM Resorts International†	5,868	215,708
Norwegian Cruise Line Holdings Ltd.†	8,893	146,557
Royal Caribbean Cruises Ltd.†	4,926	453,881
Starbucks Corp.	23,942	2,185,186
Wynn Resorts Ltd.	2,024	187,038
Yum! Brands, Inc.	5,857	731,773
		16,113,125
Household durables: 0.21%
D.R. Horton, Inc.	6,364	683,939
Garmin Ltd.	3,201	336,745
Lennar Corp. Class A	5,278	592,350
Mohawk Industries, Inc.†	1,105	94,820
The accompanying notes are an integral part of these financial statements.
12 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Household durables(continued)
NVR, Inc.†	68	$405,505
PulteGroup, Inc.	4,587	339,667
Whirlpool Corp.	1,146	153,220
		2,606,246
Leisure products: 0.01%
Hasbro, Inc.	2,726	180,298
Specialty retail: 1.23%
AutoZone, Inc.†	380	965,196
Bath & Body Works, Inc.	4,785	161,733
Best Buy Co., Inc.	4,059	281,979
CarMax, Inc.†	3,307	233,904
Home Depot, Inc.	21,015	6,349,892
Lowe’s Cos., Inc.	12,249	2,545,832
O’Reilly Automotive, Inc.†	1,263	1,147,890
Ross Stores, Inc.	7,121	804,317
TJX Cos., Inc.	24,022	2,135,075
Tractor Supply Co.	2,274	461,736
Ulta Beauty, Inc.†	1,041	415,828
		15,503,382
Textiles, apparel & luxury goods: 0.22%
NIKE, Inc. Class B	25,607	2,448,541
Ralph Lauren Corp.	844	97,980
Tapestry, Inc.	4,845	139,294
VF Corp.	6,909	122,082
		2,807,897
Consumer staples: 3.91%
Beverages: 0.97%
Brown-Forman Corp. Class B	3,824	220,607
Coca-Cola Co.	81,351	4,554,029
Constellation Brands, Inc. Class A	3,372	847,485
Keurig Dr Pepper, Inc.	21,029	663,885
Molson Coors Beverage Co. Class B	3,880	246,729
Monster Beverage Corp.†	15,546	823,161
PepsiCo, Inc.	28,774	4,875,466
		12,231,362
Consumer staples distribution & retail: 1.08%
Costco Wholesale Corp.	9,263	5,233,225
Dollar General Corp.	4,585	485,093
Dollar Tree, Inc.†	4,376	465,825
Kroger Co.	13,803	617,684
Sysco Corp.	10,558	697,356
Target Corp.	9,648	1,066,779
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 13

Portfolio of investments—September 30, 2023

	Shares	Value
Consumer staples distribution & retail(continued)
Walgreens Boots Alliance, Inc.	14,977	$333,088
Walmart, Inc.	29,832	4,771,032
		13,670,082
Food products: 0.59%
Archer-Daniels-Midland Co.	11,206	845,157
Bunge Ltd.	3,149	340,879
Campbell Soup Co.	4,112	168,921
Conagra Brands, Inc.	9,989	273,898
General Mills, Inc.	12,232	782,726
Hershey Co.	3,132	626,651
Hormel Foods Corp.	6,052	230,158
J M Smucker Co.	2,134	262,290
Kellogg Co.	5,510	327,900
Kraft Heinz Co.	16,689	561,418
Lamb Weston Holdings, Inc.	3,048	281,818
McCormick & Co., Inc.	5,249	397,034
Mondelez International, Inc. Class A	28,436	1,973,458
Tyson Foods, Inc. Class A	5,969	301,375
		7,373,683
Household products: 0.80%
Church & Dwight Co., Inc.	5,143	471,253
Clorox Co.	2,588	339,183
Colgate-Palmolive Co.	17,280	1,228,781
Kimberly-Clark Corp.	7,069	854,289
Procter & Gamble Co.	49,274	7,187,105
		10,080,611
Personal care products: 0.11%
Estee Lauder Cos., Inc. Class A	4,847	700,634
Kenvue, Inc.	36,024	723,362
		1,423,996
Tobacco: 0.36%
Altria Group, Inc.	37,094	1,559,803
Philip Morris International, Inc.	32,448	3,004,036
		4,563,839
Energy: 2.81%
Energy equipment & services: 0.26%
Baker Hughes Co.	21,104	745,394
Halliburton Co.	18,782	760,671
Schlumberger NV	29,707	1,731,918
		3,237,983
Oil, gas & consumable fuels: 2.55%
APA Corp.	6,423	263,985
Chevron Corp.	37,087	6,253,610
The accompanying notes are an integral part of these financial statements.
14 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Oil, gas & consumable fuels(continued)
ConocoPhillips	25,031	$2,998,714
Coterra Energy, Inc.	15,833	428,283
Devon Energy Corp.	13,392	638,798
Diamondback Energy, Inc.	3,738	578,941
EOG Resources, Inc.	12,171	1,542,796
EQT Corp.	7,560	306,785
Exxon Mobil Corp.	83,678	9,838,859
Hess Corp.	5,776	883,728
Kinder Morgan, Inc.	40,520	671,822
Marathon Oil Corp.	12,660	338,655
Marathon Petroleum Corp.	8,358	1,264,900
Occidental Petroleum Corp.	13,869	899,821
ONEOK, Inc.	12,175	772,260
Phillips 66	9,308	1,118,356
Pioneer Natural Resources Co.	4,873	1,118,597
Targa Resources Corp.	4,676	400,827
Valero Energy Corp.	7,381	1,045,961
Williams Cos., Inc.	25,426	856,602
		32,222,300
Financials: 7.61%
Banks: 1.79%
Bank of America Corp.	144,508	3,956,629
Citigroup, Inc.	40,252	1,655,565
Citizens Financial Group, Inc.	9,872	264,570
Comerica, Inc.	2,754	114,429
Fifth Third Bancorp	14,232	360,496
Huntington Bancshares, Inc.	30,265	314,756
JPMorgan Chase & Co.	60,745	8,809,240
KeyCorp	19,563	210,498
M&T Bank Corp.	3,468	438,528
PNC Financial Services Group, Inc.	8,325	1,022,060
Regions Financial Corp.	19,615	337,378
Truist Financial Corp.	27,842	796,560
U.S. Bancorp	32,545	1,075,938
Wells Fargo & Co.	76,478	3,124,891
Zions Bancorp NA	3,097	108,054
		22,589,592
Capital markets: 1.69%
Ameriprise Financial, Inc.	2,145	707,164
Bank of New York Mellon Corp.	16,279	694,299
BlackRock, Inc.	2,934	1,896,802
Blackstone, Inc.	14,836	1,589,529
Cboe Global Markets, Inc.	2,206	344,599
Charles Schwab Corp.	31,082	1,706,402
CME Group, Inc.	7,520	1,505,654
FactSet Research Systems, Inc.	797	348,496
Franklin Resources, Inc.	5,945	146,128
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 15

Portfolio of investments—September 30, 2023

	Shares	Value
Capital markets(continued)
Goldman Sachs Group, Inc.	6,891	$2,229,721
Intercontinental Exchange, Inc.	11,963	1,316,169
Invesco Ltd.	9,377	136,154
MarketAxess Holdings, Inc.	788	168,348
Moody’s Corp.	3,299	1,043,045
Morgan Stanley	26,669	2,178,057
MSCI, Inc. Class A	1,653	848,121
Nasdaq, Inc.	7,086	344,309
Northern Trust Corp.	4,327	300,640
Raymond James Financial, Inc.	3,929	394,589
S&P Global, Inc.	6,802	2,485,519
State Street Corp.	6,660	445,954
T Rowe Price Group, Inc.	4,688	491,631
		21,321,330
Consumer finance: 0.26%
American Express Co.	12,161	1,814,299
Capital One Financial Corp.	7,973	773,780
Discover Financial Services	5,225	452,642
Synchrony Financial	8,741	267,212
		3,307,933
Financial services: 2.58%
Berkshire Hathaway, Inc. Class B†	38,120	13,353,436
Fidelity National Information Services, Inc.	12,384	684,464
Fiserv, Inc.†	12,743	1,439,449
FleetCor Technologies, Inc.†	1,546	394,755
Global Payments, Inc.	5,435	627,145
Jack Henry & Associates, Inc.	1,523	230,186
Mastercard, Inc. Class A	17,391	6,885,271
PayPal Holdings, Inc.†	22,952	1,341,774
Visa, Inc. Class A	33,586	7,725,116
		32,681,596
Insurance: 1.29%
Aflac, Inc.	11,300	867,275
Allstate Corp.	5,468	609,190
American International Group, Inc.	14,881	901,789
Aon PLC Class A	4,240	1,374,693
Arch Capital Group Ltd.†	7,796	621,419
Arthur J Gallagher & Co.	4,505	1,026,825
Assurant, Inc.	1,108	159,087
Brown & Brown, Inc.	4,920	343,613
Chubb Ltd.	8,585	1,787,225
Cincinnati Financial Corp.	3,279	335,409
Everest Group Ltd.	907	337,105
Globe Life, Inc.	1,818	197,671
Hartford Financial Services Group, Inc.	6,392	453,257
Loews Corp.	3,865	244,693
The accompanying notes are an integral part of these financial statements.
16 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Insurance(continued)
Marsh & McLennan Cos., Inc.	10,325	$1,964,847
MetLife, Inc.	13,204	830,664
Principal Financial Group, Inc.	4,648	334,981
Progressive Corp.	12,235	1,704,335
Prudential Financial, Inc.	7,588	720,025
Travelers Cos., Inc.	4,786	781,602
W R Berkley Corp.	4,253	270,023
Willis Towers Watson PLC	2,191	457,831
		16,323,559
Health care: 7.94%
Biotechnology: 1.26%
AbbVie, Inc.	36,894	5,499,420
Amgen, Inc.	11,181	3,005,006
Biogen, Inc.†	3,027	777,969
Gilead Sciences, Inc.	26,045	1,951,812
Incyte Corp.†	3,888	224,610
Moderna, Inc.†	6,921	714,870
Regeneron Pharmaceuticals, Inc.†	2,231	1,836,024
Vertex Pharmaceuticals, Inc.†	5,395	1,876,057
		15,885,768
Health care equipment & supplies: 1.54%
Abbott Laboratories	36,274	3,513,137
Align Technology, Inc.†	1,488	454,316
Baxter International, Inc.	10,585	399,478
Becton Dickinson & Co.	6,064	1,567,726
Boston Scientific Corp.†	30,606	1,615,997
Cooper Cos., Inc.	1,035	329,140
Dentsply Sirona, Inc.	4,425	151,158
DexCom, Inc.†	8,108	756,476
Edwards Lifesciences Corp.†	12,707	880,341
GE HealthCare Technologies, Inc.	8,176	556,295
Hologic, Inc.†	5,120	355,328
IDEXX Laboratories, Inc.†	1,735	758,663
Insulet Corp.†	1,459	232,696
Intuitive Surgical, Inc.†	7,344	2,146,578
Medtronic PLC	27,825	2,180,367
ResMed, Inc.	3,071	454,109
STERIS PLC	2,062	452,444
Stryker Corp.	7,065	1,930,652
Teleflex, Inc.	982	192,875
Zimmer Biomet Holdings, Inc.	4,368	490,177
		19,417,953
Health care providers & services: 1.78%
Cardinal Health, Inc.	5,322	462,056
Cencora, Inc.	3,485	627,195
Centene Corp.†	11,318	779,584
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 17

Portfolio of investments—September 30, 2023

	Shares	Value
Health care providers & services(continued)
Cigna Group	6,187	$1,769,915
CVS Health Corp.	26,847	1,874,457
DaVita, Inc.†	1,126	106,441
Elevance Health, Inc.	4,926	2,144,879
HCA Healthcare, Inc.	4,207	1,034,838
Henry Schein, Inc.†	2,730	202,702
Humana, Inc.	2,590	1,260,087
Laboratory Corp. of America Holdings	1,852	372,345
McKesson Corp.	2,820	1,226,277
Molina Healthcare, Inc.†	1,219	399,698
Quest Diagnostics, Inc.	2,346	285,884
UnitedHealth Group, Inc.	19,362	9,762,127
Universal Health Services, Inc. Class B	1,299	163,323
		22,471,808
Life sciences tools & services: 0.92%
Agilent Technologies, Inc.	6,174	690,377
Bio-Rad Laboratories, Inc. Class A†	437	156,643
Bio-Techne Corp.	3,291	224,018
Charles River Laboratories International, Inc.†	1,072	210,091
Danaher Corp.	13,736	3,407,902
Illumina, Inc.†	3,309	454,260
IQVIA Holdings, Inc.†	3,828	753,159
Mettler-Toledo International, Inc.†	457	506,388
Revvity, Inc.	2,595	287,266
Thermo Fisher Scientific, Inc.	8,067	4,083,273
Waters Corp.†	1,235	338,649
West Pharmaceutical Services, Inc.	1,544	579,324
		11,691,350
Pharmaceuticals: 2.44%
Bristol-Myers Squibb Co.	43,668	2,534,491
Catalent, Inc.†	3,768	171,557
Eli Lilly & Co.	16,668	8,952,883
Johnson & Johnson	50,334	7,839,520
Merck & Co., Inc.	53,041	5,460,571
Organon & Co.	5,342	92,737
Pfizer, Inc.	118,016	3,914,591
Viatris, Inc.	25,073	247,220
Zoetis, Inc.	9,622	1,674,035
		30,887,605
Industrials: 4.93%
Aerospace & defense: 0.91%
Axon Enterprise, Inc.†	1,469	292,316
Boeing Co.†	11,852	2,271,792
General Dynamics Corp.	4,737	1,046,735
Howmet Aerospace, Inc.	8,185	378,556
Huntington Ingalls Industries, Inc.	833	170,415
The accompanying notes are an integral part of these financial statements.
18 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Aerospace & defense(continued)
L3Harris Technologies, Inc.	3,953	$688,296
Lockheed Martin Corp.	4,685	1,915,978
Northrop Grumman Corp.	2,973	1,308,685
RTX Corp.	30,424	2,189,615
Textron, Inc.	4,140	323,500
TransDigm Group, Inc.†	1,153	972,129
		11,558,017
Air freight & logistics: 0.33%
CH Robinson Worldwide, Inc.	2,434	209,640
Expeditors International of Washington, Inc.	3,091	354,321
FedEx Corp.	4,837	1,281,418
United Parcel Service, Inc. Class B	15,118	2,356,443
		4,201,822
Building products: 0.26%
A O Smith Corp.	2,604	172,203
Allegion PLC	1,835	191,207
Carrier Global Corp.	17,509	966,497
Johnson Controls International PLC	14,221	756,699
Masco Corp.	4,702	251,322
Trane Technologies PLC	4,774	968,692
		3,306,620
Commercial services & supplies: 0.29%
Cintas Corp.	1,808	869,666
Copart, Inc.†	18,163	782,644
Republic Services, Inc.	4,298	612,508
Rollins, Inc.	5,869	219,090
Waste Management, Inc.	7,705	1,174,550
		3,658,458
Construction & engineering: 0.05%
Quanta Services, Inc.	3,035	567,757
Electrical equipment: 0.35%
AMETEK, Inc.	4,823	712,647
Eaton Corp. PLC	8,340	1,778,755
Emerson Electric Co.	11,946	1,153,625
Generac Holdings, Inc.†	1,301	141,757
Rockwell Automation, Inc.	2,401	686,374
		4,473,158
Ground transportation: 0.47%
CSX Corp.	41,938	1,289,593
JB Hunt Transport Services, Inc.	1,707	321,804
Norfolk Southern Corp.	4,745	934,433
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 19

Portfolio of investments—September 30, 2023

	Shares	Value
Ground transportation(continued)
Old Dominion Freight Line, Inc.	1,873	$766,319
Union Pacific Corp.	12,739	2,594,043
		5,906,192
Industrial conglomerates: 0.49%
3M Co.	11,538	1,080,188
General Electric Co.	22,750	2,515,013
Honeywell International, Inc.	13,879	2,564,006
		6,159,207
Machinery: 1.06%
Caterpillar, Inc.	10,663	2,910,999
Cummins, Inc.	2,961	676,470
Deere & Co.	5,700	2,151,066
Dover Corp.	2,924	407,927
Fortive Corp.	7,358	545,669
IDEX Corp.	1,580	328,672
Illinois Tool Works, Inc.	5,752	1,324,743
Ingersoll Rand, Inc.	8,453	538,625
Nordson Corp.	1,132	252,628
Otis Worldwide Corp.	8,607	691,228
PACCAR, Inc.	10,928	929,099
Parker-Hannifin Corp.	2,682	1,044,693
Pentair PLC	3,451	223,452
Snap-on, Inc.	1,106	282,096
Stanley Black & Decker, Inc.	3,203	267,707
Westinghouse Air Brake Technologies Corp.	3,744	397,875
Xylem, Inc.	5,034	458,245
		13,431,194
Passenger airlines: 0.11%
Alaska Air Group, Inc.†	2,659	98,596
American Airlines Group, Inc.†	13,657	174,946
Delta Air Lines, Inc.	13,449	497,613
Southwest Airlines Co.	12,450	337,021
United Airlines Holdings, Inc.†	6,856	290,009
		1,398,185
Professional services: 0.46%
Automatic Data Processing, Inc.	8,612	2,071,875
Broadridge Financial Solutions, Inc.	2,469	442,075
Ceridian HCM Holding, Inc.†	3,253	220,716
Equifax, Inc.	2,565	469,857
Jacobs Solutions, Inc.	2,632	359,268
Leidos Holdings, Inc.	2,871	264,591
Paychex, Inc.	6,707	773,518
Paycom Software, Inc.	1,030	267,048
The accompanying notes are an integral part of these financial statements.
20 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Professional services(continued)
Robert Half, Inc.	2,238	$164,001
Verisk Analytics, Inc. Class A	3,031	716,043
		5,748,992
Trading companies & distributors: 0.15%
Fastenal Co.	11,942	652,511
United Rentals, Inc.	1,427	634,401
WW Grainger, Inc.	930	643,411
		1,930,323
Information technology: 16.32%
Communications equipment: 0.54%
Arista Networks, Inc.†	5,242	964,161
Cisco Systems, Inc.	85,180	4,579,277
F5, Inc.†	1,240	199,814
Juniper Networks, Inc.	6,717	186,665
Motorola Solutions, Inc.	3,491	950,390
		6,880,307
Electronic equipment, instruments & components: 0.34%
Amphenol Corp. Class A	12,467	1,047,103
CDW Corp.	2,802	565,331
Corning, Inc.	16,047	488,952
Keysight Technologies, Inc.†	3,728	493,252
TE Connectivity Ltd.	6,562	810,604
Teledyne Technologies, Inc.†	984	402,043
Trimble, Inc.†	5,191	279,587
Zebra Technologies Corp. Class A†	1,073	253,797
		4,340,669
IT services: 0.72%
Accenture PLC Class A	13,185	4,049,245
Akamai Technologies, Inc.†	3,177	338,478
Cognizant Technology Solutions Corp. Class A	10,557	715,131
DXC Technology Co.†	4,289	89,340
EPAM Systems, Inc.†	1,212	309,896
Gartner, Inc.†	1,648	566,269
International Business Machines Corp.	19,042	2,671,593
VeriSign, Inc.†	1,876	379,946
		9,119,898
Semiconductors & semiconductor equipment: 4.41%
Advanced Micro Devices, Inc.†	33,772	3,472,437
Analog Devices, Inc.	10,481	1,835,118
Applied Materials, Inc.	17,553	2,430,213
Broadcom, Inc.	8,626	7,164,583
Enphase Energy, Inc.†	2,850	342,427
First Solar, Inc.†	2,233	360,830
Intel Corp.	87,541	3,112,082
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 21

Portfolio of investments—September 30, 2023

	Shares	Value
Semiconductors & semiconductor equipment(continued)
KLA Corp.	2,858	$1,310,850
Lam Research Corp.	2,786	1,746,181
Microchip Technology, Inc.	11,378	888,053
Micron Technology, Inc.	22,895	1,557,547
Monolithic Power Systems, Inc.	999	461,538
NVIDIA Corp.	51,630	22,458,534
NXP Semiconductors NV	5,389	1,077,369
ON Semiconductor Corp.†	9,020	838,409
Qorvo, Inc.†	2,047	195,427
QUALCOMM, Inc.	23,327	2,590,697
Skyworks Solutions, Inc.	3,332	328,502
SolarEdge Technologies, Inc.†	1,182	153,081
Teradyne, Inc.	3,219	323,381
Texas Instruments, Inc.	18,979	3,017,851
		55,665,110
Software: 6.00%
Adobe, Inc.†	9,527	4,857,817
ANSYS, Inc.†	1,814	539,756
Autodesk, Inc.†	4,467	924,267
Cadence Design Systems, Inc.†	5,681	1,331,058
Fair Isaac Corp.†	520	451,636
Fortinet, Inc.†	13,625	799,515
Gen Digital, Inc.	11,762	207,952
Intuit, Inc.	5,854	2,991,043
Microsoft Corp.	155,302	49,036,606
Oracle Corp.	32,906	3,485,404
Palo Alto Networks, Inc.†	6,393	1,498,775
PTC, Inc.†	2,484	351,933
Roper Technologies, Inc.	2,231	1,080,429
Salesforce, Inc.†	20,359	4,128,398
ServiceNow, Inc.†	4,264	2,383,405
Synopsys, Inc.†	3,181	1,459,984
Tyler Technologies, Inc.†	880	339,803
		75,867,781
Technology hardware, storage & peripherals: 4.31%
Apple, Inc.	307,190	52,594,000
Hewlett Packard Enterprise Co.	26,996	468,921
HP, Inc.	18,136	466,095
NetApp, Inc.	4,407	334,403
Seagate Technology Holdings PLC	4,032	265,910
Western Digital Corp.†	6,688	305,174
		54,434,503
Materials: 1.46%
Chemicals: 1.00%
Air Products & Chemicals, Inc.	4,644	1,316,109
Albemarle Corp.	2,453	417,108
The accompanying notes are an integral part of these financial statements.
22 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Chemicals(continued)
Celanese Corp.	2,092	$262,588
CF Industries Holdings, Inc.	4,033	345,789
Corteva, Inc.	14,836	759,010
Dow, Inc.	14,696	757,726
DuPont de Nemours, Inc.	9,596	715,766
Eastman Chemical Co.	2,478	190,112
Ecolab, Inc.	5,303	898,328
FMC Corp.	2,607	174,591
International Flavors & Fragrances, Inc.	5,335	363,687
Linde PLC	10,199	3,797,598
LyondellBasell Industries NV Class A	5,354	507,024
Mosaic Co.	6,946	247,278
PPG Industries, Inc.	4,923	639,005
Sherwin-Williams Co.	4,945	1,261,222
		12,652,941
Construction materials: 0.09%
Martin Marietta Materials, Inc.	1,292	530,340
Vulcan Materials Co.	2,777	561,010
		1,091,350
Containers & packaging: 0.14%
Amcor PLC	30,757	281,734
Avery Dennison Corp.	1,684	307,616
Ball Corp.	6,586	327,851
International Paper Co.	7,232	256,519
Packaging Corp. of America	1,879	288,520
Sealed Air Corp.	3,018	99,172
Westrock Co.	5,357	191,781
		1,753,193
Metals & mining: 0.23%
Freeport-McMoRan, Inc.	29,967	1,117,469
Newmont Corp.-U.S. Exchange Traded Shares	16,612	613,813
Nucor Corp.	5,199	812,864
Steel Dynamics, Inc.	3,255	349,001
		2,893,147
Real estate: 1.41%
Health care REITs: 0.11%
Healthpeak Properties, Inc.	11,435	209,947
Ventas, Inc.	8,411	354,355
Welltower, Inc.	10,843	888,259
		1,452,561
Hotel & resort REITs: 0.02%
Host Hotels & Resorts, Inc.	14,874	239,025
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 23

Portfolio of investments—September 30, 2023

	Shares	Value
Industrial REITs : 0.17%
Prologis, Inc.	19,311	$2,166,887
Office REITs : 0.04%
Alexandria Real Estate Equities, Inc.	3,255	325,826
Boston Properties, Inc.	3,017	179,451
		505,277
Real estate management & development: 0.09%
CBRE Group, Inc. Class A†	6,476	478,317
CoStar Group, Inc.†	8,535	656,256
		1,134,573
Residential REITs : 0.19%
AvalonBay Communities, Inc.	2,969	509,896
Camden Property Trust	2,232	211,103
Equity Residential	7,210	423,299
Essex Property Trust, Inc.	1,342	284,625
Invitation Homes, Inc.	12,024	381,041
Mid-America Apartment Communities, Inc.	2,439	313,777
UDR, Inc.	6,336	226,005
		2,349,746
Retail REITs : 0.16%
Federal Realty Investment Trust	1,534	139,027
Kimco Realty Corp.	12,957	227,914
Realty Income Corp.	14,816	739,911
Regency Centers Corp.	3,435	204,176
Simon Property Group, Inc.	6,839	738,817
		2,049,845
Specialized REITs : 0.63%
American Tower Corp.	9,744	1,602,401
Crown Castle, Inc.	9,065	834,252
Digital Realty Trust, Inc.	6,327	765,694
Equinix, Inc.	1,956	1,420,565
Extra Space Storage, Inc.	4,416	536,897
Iron Mountain, Inc.	6,100	362,645
Public Storage	3,308	871,724
SBA Communications Corp. Class A	2,265	453,385
VICI Properties, Inc. Class A	21,183	616,425
Weyerhaeuser Co.	15,275	468,331
		7,932,319
Utilities: 1.44%
Electric utilities: 0.94%
Alliant Energy Corp.	5,283	255,961
American Electric Power Co., Inc.	10,769	810,044
Constellation Energy Corp.	6,722	733,236
Duke Energy Corp.	16,110	1,421,869
The accompanying notes are an integral part of these financial statements.
24 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Electric utilities(continued)
Edison International	8,012	$507,080
Entergy Corp.	4,420	408,850
Evergy, Inc.	4,801	243,411
Eversource Energy	7,297	424,321
Exelon Corp.	20,803	786,145
FirstEnergy Corp.	10,786	368,665
NextEra Energy, Inc.	42,301	2,423,424
NRG Energy, Inc.	4,789	184,472
PG&E Corp.†	43,713	705,091
Pinnacle West Capital Corp.	2,369	174,548
PPL Corp.	15,407	362,989
Southern Co.	22,795	1,475,292
Xcel Energy, Inc.	11,529	659,689
		11,945,087
Gas utilities: 0.03%
Atmos Energy Corp.	3,103	328,701
Independent power and renewable electricity producers: 0.02%
AES Corp.	13,997	212,755
Multi-utilities: 0.41%
Ameren Corp.	5,492	410,966
CenterPoint Energy, Inc.	13,193	354,232
CMS Energy Corp.	6,098	323,865
Consolidated Edison, Inc.	7,210	616,671
Dominion Energy, Inc.	17,491	781,323
DTE Energy Co.	4,310	427,897
NiSource, Inc.	8,638	213,186
Public Service Enterprise Group, Inc.	10,433	593,742
Sempra	13,154	894,867
WEC Energy Group, Inc.	6,593	531,066
		5,147,815
Water utilities: 0.04%
American Water Works Co., Inc.	4,069	503,864
Total common stocks (Cost $208,136,746)		751,192,661

	Interest rate	Maturity date	Principal
Non-agency mortgage-backed securities: 0.00%
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB4 Class AA (U.S. SOFR 1 Month+0.44%)±	5.76%	12-25-2034	$2,467	2,249
Total non-agency mortgage-backed securities (Cost $2,467)				2,249
U.S. Treasury securities: 37.05%
U.S. Treasury Bonds	1.13	5-15-2040	15,806,000	9,072,397
U.S. Treasury Bonds	1.13	8-15-2040	2,981,000	1,694,512
U.S. Treasury Bonds	1.25	5-15-2050	3,785,000	1,785,751
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 25

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds	1.38%	11-15-2040	$1,746,000	$1,033,346
U.S. Treasury Bonds	1.38	8-15-2050	4,388,000	2,141,207
U.S. Treasury Bonds	1.63	11-15-2050	4,394,000	2,301,529
U.S. Treasury Bonds	1.75	8-15-2041	4,938,000	3,075,062
U.S. Treasury Bonds	1.88	2-15-2041	4,559,000	2,940,911
U.S. Treasury Bonds	1.88	2-15-2051	4,844,000	2,714,911
U.S. Treasury Bonds	1.88	11-15-2051	3,485,000	1,942,479
U.S. Treasury Bonds	2.00	2-15-2050	3,135,000	1,829,566
U.S. Treasury Bonds	2.00	8-15-2051	4,900,000	2,827,453
U.S. Treasury Bonds	2.25	5-15-2041	4,397,000	3,016,754
U.S. Treasury Bonds	2.25	8-15-2046	556,000	352,539
U.S. Treasury Bonds	2.25	8-15-2049	3,118,000	1,940,955
U.S. Treasury Bonds	2.25	2-15-2052	11,040,000	6,774,938
U.S. Treasury Bonds	2.38	5-15-2051	4,919,000	3,119,722
U.S. Treasury Bonds	2.50	2-15-2046	1,960,000	1,315,344
U.S. Treasury Bonds	2.50	5-15-2046	1,949,000	1,305,449
U.S. Treasury Bonds	2.75	8-15-2047	1,864,000	1,301,232
U.S. Treasury Bonds	2.75	11-15-2047	1,853,000	1,292,178
U.S. Treasury Bonds	2.88	8-15-2045	1,430,000	1,035,689
U.S. Treasury Bonds	2.88	11-15-2046	3,221,000	2,313,332
U.S. Treasury Bonds	2.88	5-15-2049	2,582,000	1,841,894
U.S. Treasury Bonds	3.00	5-15-2042	776,000	593,852
U.S. Treasury Bonds	3.00	11-15-2044	1,951,000	1,456,162
U.S. Treasury Bonds	3.00	5-15-2045	1,115,000	828,018
U.S. Treasury Bonds	3.00	11-15-2045	834,000	616,867
U.S. Treasury Bonds	3.00	2-15-2047	1,889,000	1,387,087
U.S. Treasury Bonds	3.00	5-15-2047	1,921,000	1,409,309
U.S. Treasury Bonds	3.00	2-15-2048	2,119,000	1,550,346
U.S. Treasury Bonds	3.00	8-15-2048	2,099,000	1,534,402
U.S. Treasury Bonds	3.00	2-15-2049	2,614,000	1,910,773
U.S. Treasury Bonds	3.13	11-15-2041	846,000	665,201
U.S. Treasury Bonds	3.13	2-15-2042	919,000	720,410
U.S. Treasury Bonds	3.13	8-15-2044	1,999,000	1,527,361
U.S. Treasury Bonds	3.13	5-15-2048	2,283,000	1,709,575
U.S. Treasury Bonds	3.38	5-15-2044	1,432,000	1,142,691
U.S. Treasury Bonds	3.38	11-15-2048	2,541,000	1,992,998
U.S. Treasury Bonds	3.50	2-15-2039	731,000	631,487
U.S. Treasury Bonds	3.63	2-15-2044	1,547,000	1,286,306
U.S. Treasury Bonds	3.75	8-15-2041	929,000	804,057
U.S. Treasury Bonds	3.75	11-15-2043	1,660,000	1,409,055
U.S. Treasury Bonds	3.88	8-15-2040	946,000	839,945
U.S. Treasury Bonds	4.25	5-15-2039	681,000	641,896
U.S. Treasury Bonds	4.25	11-15-2040	977,000	908,686
U.S. Treasury Bonds	4.38	2-15-2038	381,000	369,168
U.S. Treasury Bonds	4.38	11-15-2039	757,000	720,362
U.S. Treasury Bonds	4.38	5-15-2040	1,078,000	1,022,668
U.S. Treasury Bonds	4.38	5-15-2041	842,000	793,815
U.S. Treasury Bonds	4.50	5-15-2038	428,000	418,571
The accompanying notes are an integral part of these financial statements.
26 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds	4.50%	8-15-2039	$721,000	$698,300
U.S. Treasury Bonds	4.63	2-15-2040	730,000	715,029
U.S. Treasury Bonds	4.75	2-15-2037	264,000	268,579
U.S. Treasury Bonds	4.75	2-15-2041	1,084,000	1,072,101
U.S. Treasury Bonds	5.00	5-15-2037	375,000	389,414
U.S. Treasury Bonds	5.25	11-15-2028	479,000	491,854
U.S. Treasury Bonds	5.25	2-15-2029	349,000	358,543
U.S. Treasury Bonds	5.38	2-15-2031	752,000	788,337
U.S. Treasury Bonds	5.50	8-15-2028	369,000	382,434
U.S. Treasury Bonds	6.00	2-15-2026	23,330,000	23,854,925
U.S. Treasury Bonds	6.13	11-15-2027	525,000	553,157
U.S. Treasury Bonds	6.13	8-15-2029	293,000	314,964
U.S. Treasury Bonds	6.25	5-15-2030	478,000	521,505
U.S. Treasury Bonds	6.38	8-15-2027	224,000	236,906
U.S. Treasury Bonds	6.50	11-15-2026	296,000	310,314
U.S. Treasury Bonds	6.63	2-15-2027	215,000	227,371
U.S. Treasury Bonds	6.75	8-15-2026	221,000	232,257
U.S. Treasury Bonds	6.88	8-15-2025	23,129,000	23,854,492
U.S. Treasury Bonds	7.50	11-15-2024	240,000	245,672
U.S. Treasury Bonds	7.63	2-15-2025	1,415,000	1,459,108
U.S. Treasury Notes	0.25	5-31-2025	10,364,000	9,556,742
U.S. Treasury Notes	0.25	8-31-2025	7,398,000	6,750,386
U.S. Treasury Notes	0.25	10-31-2025	3,586,000	3,251,634
U.S. Treasury Notes	0.38	9-15-2024	10,705,000	10,201,112
U.S. Treasury Notes	0.38	4-30-2025	2,591,000	2,402,039
U.S. Treasury Notes	0.38	11-30-2025	3,685,000	3,338,812
U.S. Treasury Notes	0.38	1-31-2026	2,923,000	2,631,271
U.S. Treasury Notes	0.38	7-31-2027	2,771,000	2,353,943
U.S. Treasury Notes	0.38	9-30-2027	3,141,000	2,651,323
U.S. Treasury Notes	0.50	3-31-2025	2,469,000	2,300,703
U.S. Treasury Notes	0.50	2-28-2026	4,104,000	3,694,883
U.S. Treasury Notes	0.50	4-30-2027	2,015,000	1,737,308
U.S. Treasury Notes	0.50	5-31-2027	2,282,000	1,960,648
U.S. Treasury Notes	0.50	6-30-2027	2,520,000	2,158,833
U.S. Treasury Notes	0.50	8-31-2027	2,918,000	2,483,720
U.S. Treasury Notes	0.50	10-31-2027	3,418,000	2,891,281
U.S. Treasury Notes	0.63	3-31-2027	1,681,000	1,460,500
U.S. Treasury Notes	0.63	11-30-2027	7,236,000	6,136,185
U.S. Treasury Notes	0.63	12-31-2027	3,852,000	3,257,047
U.S. Treasury Notes	0.63	5-15-2030	3,025,000	2,340,948
U.S. Treasury Notes	0.63	8-15-2030	4,582,000	3,516,506
U.S. Treasury Notes	0.75	4-30-2026	4,130,000	3,720,388
U.S. Treasury Notes	0.75	5-31-2026	4,136,000	3,714,483
U.S. Treasury Notes	0.75	1-31-2028	4,214,000	3,573,011
U.S. Treasury Notes	0.88	11-15-2030	2,681,000	2,085,734
U.S. Treasury Notes	1.13	2-28-2025	2,444,000	2,306,907
U.S. Treasury Notes	1.13	2-28-2027	964,000	855,588
U.S. Treasury Notes	1.13	2-29-2028	4,178,000	3,594,712
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 27

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	1.13%	2-15-2031	$7,183,000	$5,665,591
U.S. Treasury Notes	1.25	3-31-2028	4,152,000	3,583,533
U.S. Treasury Notes	1.25	4-30-2028	4,224,000	3,636,600
U.S. Treasury Notes	1.25	5-31-2028	4,167,000	3,578,574
U.S. Treasury Notes	1.25	9-30-2028	15,145,000	12,871,475
U.S. Treasury Notes	1.25	8-15-2031	7,687,000	6,008,171
U.S. Treasury Notes	1.38	1-31-2025	2,372,000	2,252,288
U.S. Treasury Notes	1.38	8-31-2026	1,787,000	1,621,354
U.S. Treasury Notes	1.38	10-31-2028	27,735,000	23,662,505
U.S. Treasury Notes	1.38	11-15-2031	23,180,000	18,169,136
U.S. Treasury Notes	1.50	9-30-2024	2,442,000	2,349,280
U.S. Treasury Notes	1.50	10-31-2024	2,391,000	2,293,118
U.S. Treasury Notes	1.50	11-30-2024	10,419,000	9,968,460
U.S. Treasury Notes	1.50	8-15-2026	3,430,000	3,126,525
U.S. Treasury Notes	1.50	1-31-2027	1,873,000	1,686,432
U.S. Treasury Notes	1.50	2-15-2030	4,305,000	3,568,441
U.S. Treasury Notes	1.63	2-15-2026	3,342,000	3,095,789
U.S. Treasury Notes	1.63	5-15-2026	3,385,000	3,116,051
U.S. Treasury Notes	1.63	10-31-2026	1,800,000	1,637,859
U.S. Treasury Notes	1.63	8-15-2029	2,854,000	2,421,887
U.S. Treasury Notes	1.63	5-15-2031	7,512,000	6,098,805
U.S. Treasury Notes	1.75	11-15-2029	1,739,000	1,479,101
U.S. Treasury Notes	1.88	7-31-2026	1,828,000	1,686,330
U.S. Treasury Notes	2.00	2-15-2025	3,537,000	3,383,223
U.S. Treasury Notes	2.00	8-15-2025	3,491,000	3,298,586
U.S. Treasury Notes	2.00	11-15-2026	3,370,000	3,099,742
U.S. Treasury Notes	2.13	9-30-2024	1,844,000	1,784,934
U.S. Treasury Notes	2.13	11-30-2024	1,852,000	1,784,286
U.S. Treasury Notes	2.13	5-15-2025	3,005,000	2,862,145
U.S. Treasury Notes	2.13	5-31-2026	1,793,000	1,671,202
U.S. Treasury Notes	2.25	10-31-2024	1,882,000	1,819,438
U.S. Treasury Notes	2.25	11-15-2024	3,535,000	3,414,865
U.S. Treasury Notes	2.25	12-31-2024	1,911,000	1,840,233
U.S. Treasury Notes	2.25	11-15-2025	3,473,000	3,281,442
U.S. Treasury Notes	2.25	2-15-2027	3,350,000	3,091,291
U.S. Treasury Notes	2.25	8-15-2027	3,338,000	3,050,358
U.S. Treasury Notes	2.25	11-15-2027	3,248,000	2,953,904
U.S. Treasury Notes	2.38	4-30-2026	1,812,000	1,702,572
U.S. Treasury Notes	2.38	5-15-2027	3,375,000	3,112,383
U.S. Treasury Notes	2.38	5-15-2029	3,295,000	2,928,174
U.S. Treasury Notes	2.50	1-31-2025	1,936,000	1,866,047
U.S. Treasury Notes	2.50	2-28-2026	1,888,000	1,785,193
U.S. Treasury Notes	2.63	3-31-2025	1,884,000	1,813,056
U.S. Treasury Notes	2.63	12-31-2025	1,914,000	1,819,197
U.S. Treasury Notes	2.63	2-15-2029	3,512,000	3,176,988
U.S. Treasury Notes	2.75	2-28-2025	1,955,000	1,887,721
U.S. Treasury Notes	2.75	6-30-2025	1,959,000	1,880,946
U.S. Treasury Notes	2.75	8-31-2025	2,020,000	1,933,755
The accompanying notes are an integral part of these financial statements.
28 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	2.75%	2-15-2028	$4,229,000	$3,911,164
U.S. Treasury Notes	2.75	8-15-2032	2,430,000	2,104,228
U.S. Treasury Notes	2.88	4-30-2025	1,884,000	1,817,103
U.S. Treasury Notes	2.88	5-31-2025	1,939,000	1,867,575
U.S. Treasury Notes	2.88	7-31-2025	1,949,000	1,872,715
U.S. Treasury Notes	2.88	11-30-2025	1,880,000	1,798,484
U.S. Treasury Notes	2.88	5-15-2028	4,397,000	4,074,782
U.S. Treasury Notes	2.88	8-15-2028	4,422,000	4,083,268
U.S. Treasury Notes	3.00	9-30-2025	1,994,000	1,916,655
U.S. Treasury Notes	3.00	10-31-2025	1,814,000	1,741,865
U.S. Treasury Notes	3.13	11-15-2028	3,621,000	3,371,632
U.S. Treasury Notes	3.38	5-15-2033	1,905,000	1,727,597
U.S. Treasury Notes	3.88	8-15-2033	12,035,000	11,371,195
Total U.S. Treasury securities (Cost $538,310,956)				468,239,376

		Yield	Shares
Short-term investments: 2.84%
Investment companies: 2.84%
Allspring Government Money Market Fund Select Class♠∞		5.27	35,935,442	35,935,442
Total short-term investments (Cost $35,935,442)				35,935,442
Total investments in securities (Cost $782,401,439)	99.33%			1,255,386,733
Other assets and liabilities, net	0.67			8,459,866
Total net assets	100.00%			$1,263,846,599

†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FNMA	Federal National Mortgage Association
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 29

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$28,617,803	$283,567,948	$(276,250,309)	$0	$0	$35,935,442	35,935,442	$1,713,808
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	149,819	2,679,313	(2,829,070)	(62)	0	0	0	3,948 [1]
				$(62)	$0	$35,935,442		$1,717,756

[1]	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	332	12-15-2023	$74,816,533	$71,803,300	$0	$(3,013,233)
10-Year U.S. Treasury Notes	473	12-19-2023	52,009,179	51,113,563	0	(895,616)
U.S. Long Term Bond	29	12-19-2023	3,412,915	3,299,656	0	(113,259)
Ultra Long Term U.S. Treasury Bond	36	12-19-2023	4,494,761	4,272,750	0	(222,011)
2-Year U.S. Treasury Notes	29	12-29-2023	5,886,625	5,878,617	0	(8,008)
5-Year U.S. Treasury Notes	101	12-29-2023	10,698,972	10,641,297	0	(57,675)
					$0	$(4,309,802)
The accompanying notes are an integral part of these financial statements.
30 | Allspring Index Asset Allocation Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $746,465,997)	$1,219,451,291
Investments in affiliated securities, at value (cost $35,935,442)	35,935,442
Cash	48,680
Cash at broker segregated for futures contracts	6,316,660
Receivable for dividends and interest	3,585,261
Receivable for Fund shares sold	337,464
Receivable for daily variation margin on open futures contracts	138,734
Prepaid expenses and other assets	39,888
Total assets	1,265,853,420
Liabilities
Payable for Fund shares redeemed	595,046
Management fee payable	577,728
Shareholder servicing fees payable	246,772
Administration fees payable	199,771
Payable for daily variation margin on open futures contracts	199,200
Distribution fee payable	62,445
Trustees’ fees and expenses payable	3,556
Accrued expenses and other liabilities	122,303
Total liabilities	2,006,821
Total net assets	$1,263,846,599
Net assets consist of
Paid-in capital	$742,370,471
Total distributable earnings	521,476,128
Total net assets	$1,263,846,599
Computation of net asset value and offering price per share
Net assets–Class A	$821,311,857
Shares outstanding–Class A1	22,366,050
Net asset value per share–Class A	$36.72
Maximum offering price per share – Class A2	$38.96
Net assets–Class C	$94,684,274
Shares outstanding–Class C1	4,254,886
Net asset value per share–Class C	$22.25
Net assets–Administrator Class	$214,063,806
Shares outstanding–Administrator Class[1]	5,829,907
Net asset value per share–Administrator Class	$36.72
Net assets–Institutional Class	$133,786,662
Shares outstanding–Institutional Class[1]	3,648,703
Net asset value per share–Institutional Class	$36.67
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund  | 31

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $3,593)	$13,626,838
Interest	10,967,806
Income from affiliated securities	1,714,089
Total investment income	26,308,733
Expenses
Management fee	8,056,351
Administration fees
Class A	1,744,084
Class C	220,476
Administrator Class	309,892
Institutional Class	186,128
Shareholder servicing fees
Class A	2,102,584
Class C	265,093
Administrator Class	589,820
Distribution fee
Class C	795,181
Custody and accounting fees	98,085
Professional fees	66,638
Registration fees	250,126
Shareholder report expenses	153,354
Trustees’ fees and expenses	26,222
Other fees and expenses	234,276
Total expenses	15,098,310
Less: Fee waivers and/or expense reimbursements
Fund-level	(649,066)
Class A	(54,940)
Class C	(26)
Administrator Class	(227,737)
Net expenses	14,166,541
Net investment income	12,142,192
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	114,141,285
Affiliated securities	(62)
Futures contracts	(10,090,625)
Net realized gains on investments	104,050,598
Net change in unrealized gains (losses) on
Unaffiliated securities	23,634,221
Futures contracts	(5,287,105)
Net change in unrealized gains (losses) on investments	18,347,116
Net realized and unrealized gains (losses) on investments	122,397,714
Net increase in net assets resulting from operations	$134,539,906
The accompanying notes are an integral part of these financial statements.
32 | Allspring Index Asset Allocation Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$12,142,192		$8,406,497
Net realized gains on investments		104,050,598		31,927,212
Net change in unrealized gains (losses) on investments		18,347,116		(278,621,617)
Net increase (decrease) in net assets resulting from operations		134,539,906		(238,287,908)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,253,554)		(63,362,703)
Class C		(4,535,716)		(8,330,567)
Administrator Class		(12,512,380)		(23,576,011)
Institutional Class		(7,993,165)		(12,107,682)
Total distributions to shareholders		(66,294,815)		(107,376,963)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	806,319	29,549,090	821,497	33,696,572
Class C	306,574	6,806,459	485,683	12,236,383
Administrator Class	582,853	21,356,900	1,568,634	66,040,429
Institutional Class	592,766	21,741,984	1,646,285	68,227,108
		79,454,433		180,200,492
Reinvestment of distributions
Class A	1,107,495	39,713,342	1,411,239	60,948,990
Class C	204,027	4,402,900	303,625	8,012,673
Administrator Class	347,693	12,472,668	544,767	23,512,105
Institutional Class	189,431	6,791,294	220,986	9,487,456
		63,380,204		101,961,224
Payment for shares redeemed
Class A	(2,503,116)	(92,077,661)	(2,443,961)	(99,973,810)
Class C	(1,503,730)	(33,335,177)	(1,240,343)	(30,566,657)
Administrator Class	(2,529,928)	(93,030,861)	(2,871,217)	(116,371,204)
Institutional Class	(1,457,041)	(52,865,750)	(1,324,804)	(53,709,439)
		(271,309,449)		(300,621,110)
Net decrease in net assets resulting from capital share transactions		(128,474,812)		(18,459,394)
Total decrease in net assets		(60,229,721)		(364,124,265)
Net assets
Beginning of period		1,324,076,320		1,688,200,585
End of period		$1,263,846,599		$1,324,076,320
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund  | 33

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.96	$43.74	$38.89	$35.13	$34.63
Net investment income	0.33 [1]	0.21	0.19	0.30	0.33
Net realized and unrealized gains (losses) on investments	3.25	(6.23)	5.97	4.22	1.46
Total from investment operations	3.58	(6.02)	6.16	4.52	1.79
Distributions to shareholders from
Net investment income	(0.34)	(0.30)	(0.12)	(0.30)	(0.33)
Net realized gains	(1.48)	(2.46)	(1.19)	(0.46)	(0.96)
Total distributions to shareholders	(1.82)	(2.76)	(1.31)	(0.76)	(1.29)
Net asset value, end of period	$36.72	$34.96	$43.74	$38.89	$35.13
Total return[2]	10.41%	(14.91)%	16.18%	13.08%	5.54%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.10%	1.09%	1.10%	1.11%
Net expenses	1.07%	1.08%	1.08%	1.08%	1.08%
Net investment income	0.91%	0.52%	0.46%	0.83%	0.99%
Supplemental data
Portfolio turnover rate	11%	13%	11%	19%	14%
Net assets, end of period (000s omitted)	$821,312	$802,444	$1,013,263	$907,134	$834,289

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
34 | Allspring Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.15	$26.46	$23.64	$21.36	$21.07
Net investment income (loss)	0.03 [1]	(0.07)	(0.08)	0.01	0.05
Net realized and unrealized gains (losses) on investments	1.97	(3.75)	3.63	2.57	0.88
Total from investment operations	2.00	(3.82)	3.55	2.58	0.93
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.02)	(0.06)
Net realized gains	(0.90)	(1.49)	(0.72)	(0.28)	(0.58)
Total distributions to shareholders	(0.90)	(1.49)	(0.73)	(0.30)	(0.64)
Net asset value, end of period	$22.25	$21.15	$26.46	$23.64	$21.36
Total return[2]	9.57%	(15.56)%	15.31%	12.22%	4.75%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.85%	1.84%	1.85%	1.86%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income (loss)	0.15%	(0.24)%	(0.29)%	0.08%	0.24%
Supplemental data
Portfolio turnover rate	11%	13%	11%	19%	14%
Net assets, end of period (000s omitted)	$94,684	$110,992	$150,795	$144,828	$144,264

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund  | 35

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.96	$43.80	$38.89	$35.14	$34.64
Net investment income	0.40 [1]	0.28	0.26	0.37	0.39
Net realized and unrealized gains (losses) on investments	3.25	(6.22)	5.98	4.20	1.46
Total from investment operations	3.65	(5.94)	6.24	4.57	1.85
Distributions to shareholders from
Net investment income	(0.40)	(0.43)	(0.14)	(0.36)	(0.39)
Net realized gains	(1.49)	(2.47)	(1.19)	(0.46)	(0.96)
Total distributions to shareholders	(1.89)	(2.90)	(1.33)	(0.82)	(1.35)
Net asset value, end of period	$36.72	$34.96	$43.80	$38.89	$35.14
Total return	10.61%	(14.77)%	16.40%	13.26%	5.73%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.02%	1.01%	1.02%	1.03%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.08%	0.69%	0.63%	1.01%	1.17%
Supplemental data
Portfolio turnover rate	11%	13%	11%	19%	14%
Net assets, end of period (000s omitted)	$214,064	$259,704	$358,573	$281,988	$229,390

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
36 | Allspring Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$34.91	$43.79	$38.84	$35.09	$34.59
Net investment income	0.45 [1]	0.33	0.33	0.42	0.44
Net realized and unrealized gains (losses) on investments	3.25	(6.20)	5.97	4.21	1.46
Total from investment operations	3.70	(5.87)	6.30	4.63	1.90
Distributions to shareholders from
Net investment income	(0.46)	(0.54)	(0.16)	(0.42)	(0.44)
Net realized gains	(1.48)	(2.47)	(1.19)	(0.46)	(0.96)
Total distributions to shareholders	(1.94)	(3.01)	(1.35)	(0.88)	(1.40)
Net asset value, end of period	$36.67	$34.91	$43.79	$38.84	$35.09
Total return	10.79%	(14.64)%	16.57%	13.44%	5.89%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.77%	0.76%	0.77%	0.78%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.23%	0.85%	0.79%	1.16%	1.32%
Supplemental data
Portfolio turnover rate	11%	13%	11%	19%	14%
Net assets, end of period (000s omitted)	$133,787	$150,936	$165,569	$139,896	$123,504

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund  | 37

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
38 | Allspring Index Asset Allocation Fund

Notes to financial statements
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the  Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $813,096,277 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$516,529,622
Gross unrealized losses	(78,548,968)
Net unrealized gains	$437,980,654
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Index Asset Allocation Fund  | 39

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$17,005	$0	$17,005
Common stocks
Communication services	66,625,483	0	0	66,625,483
Consumer discretionary	80,177,549	0	0	80,177,549
Consumer staples	49,343,573	0	0	49,343,573
Energy	35,460,283	0	0	35,460,283
Financials	96,224,010	0	0	96,224,010
Health care	100,354,484	0	0	100,354,484
Industrials	62,339,925	0	0	62,339,925
Information technology	206,308,268	0	0	206,308,268
Materials	18,390,631	0	0	18,390,631
Real estate	17,830,233	0	0	17,830,233
Utilities	18,138,222	0	0	18,138,222
Non-agency mortgage-backed securities	0	2,249	0	2,249
U.S. Treasury securities	468,239,376	0	0	468,239,376
Short-term investments
Investment companies	35,935,442	0	0	35,935,442
Total assets	$1,255,367,479	$19,254	$0	$1,255,386,733
Liabilities
Futures contracts	$4,309,802	$0	$0	$4,309,802
Total liabilities	$4,309,802	$0	$0	$4,309,802
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
40 | Allspring Index Asset Allocation Fund

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.07%
Class C	1.82
Administrator Class	0.90
Institutional Class	0.75
Prior to June 30, 2023, the Fund’s expenses were capped at 1.08% for Class A shares and 1.83% for Class C shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $21,554 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A or Class C shares for the year ended September 30, 2023.
Allspring Index Asset Allocation Fund  | 41

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$122,341,423	$18,496,610	$137,380,835	$205,817,379
6.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2023, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $180,193,624 in long futures contracts and $110,700,629 in short futures contracts during the year ended September 30, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
The fair value of derivative instruments as of September 30, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Equity risk	Total
Liability derivatives
Futures contracts	$1,296,569 *	$3,013,233 *	$4,309,802

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of September 30, 2023 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2023 was as follows:
	Interest rate risk	Equity risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(5,634,804)	$(4,455,821)	$(10,090,625)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$3,452,932	$(8,740,037)	$(5,287,105)
7.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
42 | Allspring Index Asset Allocation Fund

Notes to financial statements
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$12,022,896	$26,531,537
Long-term capital gain	54,271,919	80,845,426
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$564,483	$82,930,991	$437,980,654
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Index Asset Allocation Fund  | 43

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Asset Allocation Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
44 | Allspring Index Asset Allocation Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $54,271,919 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $12,022,896 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $5,771,842 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2023, 41% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Index Asset Allocation Fund  | 45

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

46 | Allspring Index Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Index Asset Allocation Fund  | 47

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

48 | Allspring Index Asset Allocation Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Index Asset Allocation Fund  | 49

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program, and the Fund’s derivatives risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review, except that the investment performance of the Fund was lower than the average investment performance of the Universe for the one-year period. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Index Asset Allocation Blended Index, for all periods under review, except that the investment performance of the Fund was lower than the investment performance of its benchmark index for the one-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Administrator Class, in range of the median net operating expense ratios of the expense Groups for the Institutional Class and higher than the median net operating expense ratios of the expense Groups for the Class A shares. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the Fund’s expense Groups for the Administrator Class, in range of the average rates for the Fund’s expense Groups for the Institutional Class and higher than the average rates for the Fund’s expense Groups for the Class A shares.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

50 | Allspring Index Asset Allocation Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Index Asset Allocation Fund  | 51

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

52 | Allspring Index Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-1garbvta 11-23
AR0458 09-23

Allspring Opportunity Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Opportunity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Opportunity Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Opportunity Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Opportunity Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Opportunity Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Opportunity Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kurt Gunderson, Christopher G. Miller, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SOPVX)	2-24-2000	12.56	7.13	9.06	19.42	8.41	9.70	1.18	1.17
Class C (WFOPX)	3-31-2008	17.60	7.90	9.18	18.60	7.90	9.18	1.93	1.92
Class R6 (WOFRX)[3]	5-29-2020	–	–	–	19.96	8.88	10.20	0.76	0.72
Administrator Class (WOFDX)	8-30-2002	–	–	–	19.63	8.61	9.92	1.11	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	19.93	8.86	10.19	0.86	0.75
Russell 3000® Index[4]	–	–	–	–	20.46	9.14	11.28	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.17% for Class A, 1.92% for Class C, 0.72% for Class R6, 1.00% for Administrator Class and 0.75% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of
$10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Opportunity Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2023.
•The real estate, information technology (IT), and consumer staples sectors were detractors during the period.
•Stocks within communication services, health care, and consumer discretionary and the Fund’s underweight to the utilities sector aided relative performance.
Strong equity returns were aided by mega-cap technology stocks.
Following a challenging period, equities rose sharply as investors lauded resilient economic data, sequentially lower inflation readings, and stronger corporate profits. Despite the strong rally in stocks, the returns have not been evenly distributed among size and style. Large-cap growth stocks were the resounding market leaders as the buzz around artificial intelligence (AI) helped the Nasdaq Composite Index* post a total return of 26% for the 12-month period. Conversely, the Russell 2000® Index**, which has a notable allocation to the floundering small-cap regional bank cohort, underperformed the tech-heavy mega-cap Nasdaq by more than 17% over the same period.
Given the dichotomous return disparity between large- and mega-cap stocks and small- and mid-cap stocks over the past several years, the valuation dispersion between the groups is at multi-decade extremes. Thus, our overweight to mid and small caps augurs well for our style on a prospective basis. We fully acknowledge that the path forward may be volatile, but we remain encouraged by the attractive private market values (PMVs) of our holdings and their respective catalysts in place.

Ten largest holdings (%) as of September 30, 2023[1]
Apple, Inc.	5.39
Alphabet, Inc. Class C	5.29
Amazon.com, Inc.	4.26
Salesforce, Inc.	3.46
Mastercard, Inc. Class A	3.09
Meta Platforms, Inc. Class A	2.77
Texas Instruments, Inc.	2.70
Splunk, Inc.	2.41
Amphenol Corp. Class A	2.02
Carlisle Cos., Inc.	2.00

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Communication services, health care, and consumer discretionary contributed while stocks in IT and consumer staples hindered relative results.
Within communication services, Meta Inc. rose sharply as the company generated significant improvement in topline growth and profit margins as well as favorable engagement metrics driven by Reels. While we believe the company provides a best-in-class return on investment for advertisers within the large total addressable market of digital advertising, we trimmed our position as the stock has become more fully valued relative to our PMV. Within the health care sector, our underweight to pharmaceuticals was additive to relative performance as large-cap pharma and other yield-sensitive sectors were adversely affected by the sharp rise in interest rates. One notable takeout in the Fund was Splunk Inc., which agreed to be acquired by Cisco Systems, Inc., for $157 per share, or $28 billion in cash—a figure in line with our PMV.
Within IT, the Fund’s underweight to key AI players, including NVIDIA and Microsoft, impeded relative performance as those stocks rallied sharply during the period. In the consumer staples sector, discount retailer Dollar General Inc.’s stock fell sharply after reporting weaker earnings results, citing softness from the low-end consumer. Over the past several months, the company has been burdened with higher labor costs and embattled lower mark-ups and an increase in lost inventory. In general, spending trends from the upper- to middle-income consumer seem relatively stable, but the lower-income cohort has been adversely affected by less economic stimulus, higher inflation, and elevated interest rates, resulting in higher credit card balances. We have also noticed consumers start to trade down in retail as inflationary factors have continued to erode household budgets.

*
The Nasdaq Composite Index measures the market value of all domestic and foreign common stocks, representing a wide array of more than 5,000 companies, listed on the Nasdaq Stock Market. You cannot invest directly in an index.
**
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

8 | Allspring Opportunity Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The case for companies exposed to the physical economy
The post-COVID hangover has exposed the chronic underinvestment in U.S. infrastructure and crystalized the need for companies to be more exposed to the physical economy. We believe firms that stand to benefit from the reshoring and infrastructure movement are not the digitally oriented mega-cap behemoths that have dominated markets over the past decade. Rather, we contend that the winners in this new regime could be the small- and mid-cap industrials stocks tied to the physical capital expenditure movement. Although our portfolio remains well balanced, with exposure to a panoply of sectors and industries, our overweight to the industrials and materials sectors could serve as a tailwind if investors focus on companies that can benefit from growing physical capital expenditures.
Our PMV-focused investment process has proven to be successful over many market cycles. One advantage is its ability to reconcile complex information through a standardized valuation framework. This helps allay a lot of the noise in the marketplace and keeps us focused on the long term by simplifying the decision-making process. Given the elevated interest rate backdrop, fluid inflationary environment, and capricious market dynamics, we believe that valuation-centric active management is a vital component for a successful asset allocation.

Allspring Opportunity Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,028.72	$5.87	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84	1.16%
Class C
Actual	$1,000.00	$1,025.13	$9.54	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class R6
Actual	$1,000.00	$1,030.81	$3.70	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.68	0.73%
Administrator Class
Actual	$1,000.00	$1,029.64	$4.96	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$4.94	0.98%
Institutional Class
Actual	$1,000.00	$1,030.64	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Opportunity Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.05%
Communication services: 8.06%
Interactive media & services: 8.06%
Alphabet, Inc. Class C†	675,257	$89,032,635
Meta Platforms, Inc. Class A†	155,353	46,638,524
		135,671,159
Consumer discretionary: 7.75%
Broadline retail: 4.26%
Amazon.com, Inc.†	563,698	71,657,290
Specialty retail: 3.49%
Burlington Stores, Inc.†	191,023	25,845,412
Farfetch Ltd. Class A†	478,831	1,000,757
Home Depot, Inc.	105,826	31,976,384
		58,822,553
Consumer staples: 4.20%
Consumer staples distribution & retail: 2.71%
Dollar General Corp.	216,075	22,860,735
Sysco Corp.	343,466	22,685,929
		45,546,664
Household products: 1.49%
Church & Dwight Co., Inc.	274,223	25,127,054
Financials: 9.97%
Capital markets: 5.11%
Charles Schwab Corp.	518,059	28,441,439
Intercontinental Exchange, Inc.	242,141	26,640,353
S&P Global, Inc.	84,539	30,891,396
		85,973,188
Financial services: 3.09%
Mastercard, Inc. Class A	131,383	52,015,844
Insurance: 1.77%
Marsh & McLennan Cos., Inc.	157,068	29,890,040
Health care: 11.51%
Health care equipment & supplies: 4.74%
Align Technology, Inc.†	60,002	18,319,811
Boston Scientific Corp.†	403,807	21,321,009
LivaNova PLC†	410,750	21,720,460
Medtronic PLC	235,475	18,451,821
		79,813,101
Health care providers & services: 1.97%
UnitedHealth Group, Inc.	65,936	33,244,272
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Health care technology: 0.39%
Schrodinger, Inc.†	234,707	$6,635,167
Life sciences tools & services: 4.41%
Agilent Technologies, Inc.	217,067	24,272,432
Bio-Rad Laboratories, Inc. Class A†	63,767	22,857,281
Thermo Fisher Scientific, Inc.	53,498	27,079,083
		74,208,796
Industrials: 17.47%
Aerospace & defense: 3.60%
HEICO Corp. Class A	232,025	29,982,270
MTU Aero Engines AG	169,132	30,711,446
		60,693,716
Building products: 3.15%
AZEK Co., Inc.†	650,721	19,352,443
Carlisle Cos., Inc.	130,000	33,703,800
		53,056,243
Commercial services & supplies: 1.62%
Republic Services, Inc.	190,830	27,195,183
Electrical equipment: 1.14%
Regal Rexnord Corp.	134,362	19,197,643
Machinery: 2.79%
Fortive Corp.	294,972	21,875,124
Ingersoll Rand, Inc.	262,559	16,730,259
SPX Technologies, Inc.†	102,947	8,379,886
		46,985,269
Professional services: 3.65%
Dun & Bradstreet Holdings, Inc.	1,735,591	17,338,554
Genpact Ltd.	510,019	18,462,688
TransUnion	357,971	25,698,738
		61,499,980
Trading companies & distributors: 1.52%
Air Lease Corp.	648,130	25,542,803
Information technology: 24.56%
Electronic equipment, instruments & components: 3.86%
Amphenol Corp. Class A	404,080	33,938,679
Teledyne Technologies, Inc.†	76,027	31,063,112
		65,001,791
Semiconductors & semiconductor equipment: 4.59%
Marvell Technology, Inc.	588,398	31,849,984
Texas Instruments, Inc.	286,503	45,556,842
		77,406,826
The accompanying notes are an integral part of these financial statements.
12 | Allspring Opportunity Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Software: 10.72%
Palo Alto Networks, Inc.†	99,819	$23,401,566
Riskified Ltd. Class A†	641,967	2,876,012
Salesforce, Inc.†	287,480	58,295,194
ServiceNow, Inc.†	47,390	26,489,114
Splunk, Inc.†	277,362	40,564,193
Workday, Inc. Class A†	134,656	28,930,842
		180,556,921
Technology hardware, storage & peripherals: 5.39%
Apple, Inc.	529,855	90,716,474
Materials: 5.55%
Chemicals: 4.59%
Ashland, Inc.	356,536	29,121,860
Olin Corp.	576,970	28,836,961
Sherwin-Williams Co.	75,645	19,293,257
		77,252,078
Metals & mining: 0.96%
Steel Dynamics, Inc.	151,423	16,235,574
Real estate: 8.98%
Industrial REITs : 1.42%
Prologis, Inc.	212,843	23,883,113
Real estate management & development: 1.29%
CoStar Group, Inc.†	283,541	21,801,467
Residential REITs : 1.69%
Sun Communities, Inc.	240,583	28,470,592
Specialized REITs : 4.58%
American Tower Corp.	160,769	26,438,462
Equinix, Inc.	32,905	23,897,585
VICI Properties, Inc. Class A	919,475	26,756,723
		77,092,770
Total common stocks (Cost $1,045,044,780)		1,651,193,571

		Yield
Short-term investments: 2.07%
Investment companies: 2.07%
Allspring Government Money Market Fund Select Class♠∞		5.27%	34,872,865	34,872,865
Total short-term investments (Cost $34,872,865)				34,872,865
Total investments in securities (Cost $1,079,917,645)	100.12%			1,686,066,436
Other assets and liabilities, net	(0.12)			(2,018,561)
Total net assets	100.00%			$1,684,047,875

The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 13

Portfolio of investments—September 30, 2023

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$23,612,026	$257,413,365	$(246,152,526)	$0	$0	$34,872,865	34,872,865	$1,318,701
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	1,317,500	3,616,000	(4,933,687)	187	0	0	0	10,576 [1]
				$187	$0	$34,872,865		$1,329,277

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Opportunity Fund

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,045,044,780)	$1,651,193,571
Investments in affiliated securities, at value (cost $34,872,865)	34,872,865
Foreign currency, at value (cost $108)	107
Receivable for investments sold	9,375,371
Receivable for dividends	1,969,768
Receivable for Fund shares sold	13,871
Prepaid expenses and other assets	125,290
Total assets	1,697,550,843
Liabilities
Payable for investments purchased	10,755,625
Management fee payable	967,226
Payable for Fund shares redeemed	673,721
Administration fees payable	281,082
Trustees’ fees and expenses payable	3,538
Distribution fee payable	870
Accrued expenses and other liabilities	820,906
Total liabilities	13,502,968
Total net assets	$1,684,047,875
Net assets consist of
Paid-in capital	$1,017,568,864
Total distributable earnings	666,479,011
Total net assets	$1,684,047,875
Computation of net asset value and offering price per share
Net assets–Class A	$1,424,188,343
Shares outstanding–Class A1	32,325,071
Net asset value per share–Class A	$44.06
Maximum offering price per share – Class A2	$46.75
Net assets–Class C	$1,392,516
Shares outstanding–Class C1	35,931
Net asset value per share–Class C	$38.76
Net assets–Class R6	$174,016
Shares outstanding–Class R6[1]	3,313
Net asset value per share–Class R6	$52.53
Net assets–Administrator Class	$231,185,971
Shares outstanding–Administrator Class[1]	4,558,418
Net asset value per share–Administrator Class	$50.72
Net assets–Institutional Class	$27,107,029
Shares outstanding–Institutional Class[1]	516,490
Net asset value per share–Institutional Class	$52.48
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 15

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $67,613)	$15,431,890
Income from affiliated securities	1,322,371
Interest	365
Total investment income	16,754,626
Expenses
Management fee	12,245,248
Administration fees
Class A	2,976,353
Class C	3,090
Class R6	11
Administrator Class	299,395
Institutional Class	36,717
Shareholder servicing fees
Class A	3,587,841
Class C	3,720
Administrator Class	571,458
Distribution fee
Class C	10,421
Custody and accounting fees	60,120
Professional fees	70,377
Registration fees	55,568
Shareholder report expenses	107,371
Trustees’ fees and expenses	24,399
Other fees and expenses	33,604
Total expenses	20,085,693
Less: Fee waivers and/or expense reimbursements
Fund-level	(395,367)
Class A	(131,130)
Class C	(105)
Class R6	(11)
Administrator Class	(232,512)
Institutional Class	(28,997)
Net expenses	19,297,571
Net investment loss	(2,542,945)
The accompanying notes are an integral part of these financial statements.
16 | Allspring Opportunity Fund

Statement of operations—year ended September 30, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$74,776,617
Affiliated securities	187
Foreign currency and foreign currency translations	27,183
Net realized gains on investments	74,803,987
Net change in unrealized gains (losses) on
Unaffiliated securities	221,923,602
Foreign currency and foreign currency translations	2,017
Net change in unrealized gains (losses) on investments	221,925,619
Net realized and unrealized gains (losses) on investments	296,729,606
Net increase in net assets resulting from operations	$294,186,661
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment loss		$(2,542,945)		$(7,668,786)
Net realized gains on investments		74,803,987		170,174,797
Net change in unrealized gains (losses) on investments		221,925,619		(554,945,642)
Net increase (decrease) in net assets resulting from operations		294,186,661		(392,439,631)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(135,924,779)		(202,195,613)
Class C		(163,434)		(256,382)
Class R6		(2,539)		(3,523)
Administrator Class		(19,167,609)		(28,631,690)
Institutional Class		(2,217,648)		(3,020,160)
Total distributions to shareholders		(157,476,009)		(234,107,368)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	248,448	10,637,541	243,823	12,670,364
Class C	3,536	133,304	2,480	112,528
Class R6	2,670	141,114	0	0
Administrator Class	19,568	968,586	31,556	1,797,574
Institutional Class	259,731	13,329,935	151,545	8,990,722
		25,210,480		23,571,188
Reinvestment of distributions
Class A	3,274,219	131,918,309	3,616,535	196,414,022
Class C	4,525	161,301	5,181	253,503
Class R6	53	2,539	56	3,523
Administrator Class	386,357	17,892,203	437,730	26,929,177
Institutional Class	44,993	2,152,021	43,679	2,761,828
		152,126,373		226,362,053
Payment for shares redeemed
Class A	(3,264,464)	(140,859,583)	(2,901,700)	(146,526,191)
Class C	(11,702)	(446,521)	(7,705)	(340,145)
Administrator Class	(365,545)	(17,990,967)	(340,333)	(19,390,951)
Institutional Class	(279,551)	(14,417,041)	(150,295)	(8,627,502)
		(173,714,112)		(174,884,789)
Net increase in net assets resulting from capital share transactions		3,622,741		75,048,452
Total increase (decrease) in net assets		140,333,393		(551,498,547)
Net assets
Beginning of period		1,543,714,482		2,095,213,029
End of period		$1,684,047,875		$1,543,714,482
The accompanying notes are an integral part of these financial statements.
18 | Allspring Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$40.84	$57.30	$45.64	$43.37	$46.31
Net investment income (loss)	(0.08)[1]	(0.22)	(0.20)	0.01	0.10
Payment from affiliate	0.00	0.00	0.00	0.00 [2]	0.00
Net realized and unrealized gains (losses) on investments	7.61	(9.64)	14.95	4.85	1.54
Total from investment operations	7.53	(9.86)	14.75	4.86	1.64
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	(0.10)	0.00
Net realized gains	(4.31)	(6.60)	(3.07)	(2.49)	(4.58)
Total distributions to shareholders	(4.31)	(6.60)	(3.09)	(2.59)	(4.58)
Net asset value, end of period	$44.06	$40.84	$57.30	$45.64	$43.37
Total return[3]	19.42%	(20.07)%	33.63%	11.62%[4]	5.18%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.19%	1.20%	1.21%	1.21%
Net expenses	1.17%	1.16%	1.17%	1.16%	1.19%
Net investment income (loss)	(0.18)%	(0.43)%	(0.37)%	0.04%	0.23%
Supplemental data
Portfolio turnover rate	26%	22%	29%	43%	28%
Net assets, end of period (000s omitted)	$1,424,188	$1,309,459	$1,782,585	$1,453,975	$1,461,345

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had an impact of less than 0.005% to the total return.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.63	$52.32	$42.19	$40.02	$43.43
Net investment loss	(0.35)[1]	(0.50)[1]	(0.55)[1]	(0.28)[1]	(0.26)[1]
Payment from affiliate	0.00	0.00	0.00	0.54	0.00
Net realized and unrealized gains (losses) on investments	6.79	(8.59)	13.75	4.40	1.43
Total from investment operations	6.44	(9.09)	13.20	4.66	1.17
Distributions to shareholders from
Net realized gains	(4.31)	(6.60)	(3.07)	(2.49)	(4.58)
Net asset value, end of period	$38.76	$36.63	$52.32	$42.19	$40.02
Total return[2]	18.60%	(20.55)%[3]	32.65%	12.13%[4]	4.37%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.85%	1.92%	1.94%	1.96%
Net expenses	1.89%	1.84%	1.91%	1.92%	1.95%
Net investment loss	(0.90)%	(1.11)%	(1.12)%	(0.71)%	(0.69)%
Supplemental data
Portfolio turnover rate	26%	22%	29%	43%	28%
Net assets, end of period (000s omitted)	$1,393	$1,450	$2,073	$2,268	$3,739

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.09% impact on the total return.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.44% impact on the total return.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020[1]
Net asset value, beginning of period	$47.73	$65.66	$51.83	$46.84
Net investment income	0.16 [2]	0.01 [2]	0.04	0.04
Net realized and unrealized gains (losses) on investments	8.95	(11.34)	17.06	4.95
Total from investment operations	9.11	(11.33)	17.10	4.99
Distributions to shareholders from
Net investment income	0.00	0.00	(0.20)	0.00
Net realized gains	(4.31)	(6.60)	(3.07)	0.00
Total distributions to shareholders	(4.31)	(6.60)	(3.27)	0.00
Net asset value, end of period	$52.53	$47.73	$65.66	$51.83
Total return[3]	19.96%	(19.72)%	34.23%	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.75%	0.76%	0.76%
Net expenses	0.73%	0.72%	0.72%	0.72%
Net investment income	0.31%	0.01%	0.08%	0.25%
Supplemental data
Portfolio turnover rate	26%	22%	29%	43%
Net assets, end of period (000s omitted)	$174	$28	$35	$28

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$46.33	$64.07	$50.68	$47.85	$50.50
Net investment income (loss)	(0.00)[1]	(0.14)[1]	(0.10)	0.18	0.21
Net realized and unrealized gains (losses) on investments	8.70	(11.00)	16.65	5.30	1.73
Total from investment operations	8.70	(11.14)	16.55	5.48	1.94
Distributions to shareholders from
Net investment income	0.00	0.00	(0.09)	(0.16)	(0.01)
Net realized gains	(4.31)	(6.60)	(3.07)	(2.49)	(4.58)
Total distributions to shareholders	(4.31)	(6.60)	(3.16)	(2.65)	(4.59)
Net asset value, end of period	$50.72	$46.33	$64.07	$50.68	$47.85
Total return	19.63%	(19.91)%	33.87%	11.85%	5.37%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.12%	1.13%	1.13%
Net expenses	0.99%	0.97%	0.98%	0.97%	1.00%
Net investment income (loss)	(0.00)%	(0.24)%	(0.18)%	0.22%	0.42%
Supplemental data
Portfolio turnover rate	26%	22%	29%	43%	28%
Net assets, end of period (000s omitted)	$231,186	$209,340	$281,217	$225,604	$227,963

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
22 | Allspring Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$47.70	$65.64	$51.83	$48.89	$51.50
Net investment income (loss)	0.13 [1]	(0.01)[1]	0.03 [1]	0.34	0.35
Net realized and unrealized gains (losses) on investments	8.96	(11.33)	17.04	5.37	1.74
Total from investment operations	9.09	(11.34)	17.07	5.71	2.09
Distributions to shareholders from
Net investment income	0.00	0.00	(0.19)	(0.28)	(0.12)
Net realized gains	(4.31)	(6.60)	(3.07)	(2.49)	(4.58)
Total distributions to shareholders	(4.31)	(6.60)	(3.26)	(2.77)	(4.70)
Net asset value, end of period	$52.48	$47.70	$65.64	$51.83	$48.89
Total return	19.93%	(19.76)%	34.20%	12.09%	5.63%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.87%	0.88%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.24%	(0.01)%	0.05%	0.44%	0.66%
Supplemental data
Portfolio turnover rate	26%	22%	29%	43%	28%
Net assets, end of period (000s omitted)	$27,107	$23,437	$29,303	$24,710	$26,447

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund  | 23

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Opportunity Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2023, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company
24 | Allspring Opportunity Fund

Notes to financial statements
that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $1,087,001,999 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$657,989,747
Gross unrealized losses	(58,925,310)
Net unrealized gains	$599,064,437
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to net operating losses. At September 30, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(4,626,518)	$4,626,518
As of September 30, 2023, the  Fund had a qualified late-year ordinary loss of $1,877,110 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Opportunity Fund  | 25

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$135,671,159	$0	$0	$135,671,159
Consumer discretionary	130,479,843	0	0	130,479,843
Consumer staples	70,673,718	0	0	70,673,718
Financials	167,879,072	0	0	167,879,072
Health care	193,901,336	0	0	193,901,336
Industrials	294,170,837	0	0	294,170,837
Information technology	413,682,012	0	0	413,682,012
Materials	93,487,652	0	0	93,487,652
Real estate	151,247,942	0	0	151,247,942
Short-term investments
Investment companies	34,872,865	0	0	34,872,865
Total assets	$1,686,066,436	$0	$0	$1,686,066,436
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
26 | Allspring Opportunity Fund

Notes to financial statements
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.17%
Class C	1.92
Class R6	0.72
Administrator Class	1.00
Institutional Class	0.75
Prior to June 30, 2023, the Fund’s expenses were capped at 1.18% for Class A shares and 1.93% for Class C shares..
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $2,152 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
Allspring Opportunity Fund  | 27

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $431,227,546 and $582,326,466, respectively.
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$0	$56,697,335
Long-term capital gain	157,476,009	177,410,033
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$69,358,679	$599,061,038	$(1,877,110)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
28 | Allspring Opportunity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Opportunity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
Allspring Opportunity Fund  | 29

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $157,476,009 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30 | Allspring Opportunity Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Opportunity Fund  | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Opportunity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Opportunity Fund  | 33

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

34 | Allspring Opportunity Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 3000® Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class except Class A, which was higher than the median net operating expense ratios of the expense Groups. The Board noted that Allspring Funds Management had agreed to reduce the net operating expense caps for the Fund’s Class A shares. The Board also took into account differences between the Fund and other funds in the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of the average rates for the Fund’s expense Group for Class A and the Institutional Class and in range of the sum of the average rates for the Fund’s expense Group for the Administrator Class and Class R6.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received

Allspring Opportunity Fund  | 35

Other information (unaudited)
information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

36 | Allspring Opportunity Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Opportunity Fund  | 37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-yz4fnp00 11-23
AR3002 09-23

Allspring Special Mid Cap Value Fund
Annual Report
September 30, 2023

The views expressed and any forward-looking statements are as of September 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Special Mid Cap Value Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Mid Cap Value Fund for the 12-month period that ended September 30, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.62%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 20.39%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 11.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 0.64%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.39%, the Bloomberg Municipal Bond Index6 gained 2.66%, and the ICE BofA U.S. High Yield Index7 returned 10.28%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with a reprieve for equities in October after major losses in September. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. While inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Special Mid Cap Value Fund

Letter to shareholders (unaudited)
U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI3, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
3
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
Allspring Special Mid Cap Value Fund  | 3

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring Special Mid Cap Value Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

Allspring Special Mid Cap Value Fund  | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James M. Tringas, CFA, Bryant VonCronkhite, CFA, CPA, Shane Zweck, CFA

Average annual total returns (%) as of September 30, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFPAX)	7-31-2007	7.34	6.60	8.26	13.89	7.87	8.90	1.11	1.11
Class C (WFPCX)	7-31-2007	12.03	7.06	8.26	13.03	7.06	8.26	1.86	1.86
Class R6 (WFPRX)	6-28-2013	–	–	–	14.38	8.33	9.38	0.69	0.69
Administrator Class (WFMDX)	4-8-2005	–	–	–	13.99	7.95	9.00	1.04	1.04
Institutional Class (WFMIX)	4-8-2005	–	–	–	14.24	8.22	9.27	0.79	0.79
Russell Midcap® Value Index[3]	–	–	–	–	11.05	5.18	7.92	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through January 31, 2024 (January 31, 2025 for Class A and C), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.73% for Class R6, 1.08% for Administrator Class and 0.83% for
Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Special Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2023[1]

[1]
The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Mid Cap Value Fund | 7

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2023.
•Contributors to performance included stock selection in the financials, health care, materials, and real estate sectors and an underweight to the real estate sector.
•Detractors from performance included stock selection in the industrials sector.
We experienced considerable equity market volatility.
Equity markets experienced volatility over the past 12 months as investors digested some of the most aggressive tightening by the U.S. Federal Reserve (Fed) since the early 1980s in an attempt to battle rapidly rising inflation. U.S. equity markets climbed higher with leadership remaining very narrow. Large-cap growth stocks have dramatically outperformed among the nine Russell style boxes as investors focused on artificial intelligence‒exposed growth stocks.
Rather than try to predict monetary policy or time when these macroeconomic headwinds will subside, we look to invest in companies that we believe can control their destiny via their financial flexibility. The changing interest rate dynamic will continue to affect the economy going forward. Assessing how the rising cost of capital affects a company’s financial flexibility is a key part of our process and something that we believe will prove to be a valuable differentiator in today’s volatile interest rate environment.

Ten largest holdings (%) as of September 30, 2023[1]
AerCap Holdings NV	3.47
Republic Services, Inc.	3.46
Jacobs Solutions, Inc.	3.41
Carlisle Cos., Inc.	3.21
Arch Capital Group Ltd.	3.10
LKQ Corp.	3.02
Vulcan Materials Co.	2.93
Amdocs Ltd.	2.85
CBRE Group, Inc. Class A	2.78
Keurig Dr Pepper, Inc.	2.65

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
We made modest changes to sector weightings.
Our stock selection process is predominantly driven by our bottom-up stock analysis. This process led to modest changes to the Fund’s sector weightings during the period. The Fund’s real estate and materials weights increased as the market volatility created some attractive buying opportunities within real estate, when seen through our multiyear lens. We reduced the Fund’s consumer discretionary and health care weights as reward/risk valuations dictated. The team’s reward/risk assessment process continues to guide portfolio decisions as we strive to properly compensate the Fund’s shareholders for each unit of risk being taken.
Stock selection in the financials, health care, materials, and real estate sectors and an underweight to real estate benefited the Fund’s performance.
Arch Capital Group Ltd. is an insurance underwriter known for actively shifting underwriting priorities based on the available relative return. Arch is once again pivoting its growth to the line of underwriting that is providing the best risk-adjusted returns. The last big pivot happened post the Global Financial Crisis as it moved into mortgage insurance, leading to a decade of attractive returns on equity. Post the COVID pandemic, the insurance industry, broadly, is experiencing strong pricing growth as a result of shrinking capital availability and inflationary pressure on loss costs. Arch is taking advantage of this by increasing underwriting volume in the property catastrophe arena. The higher pricing makes expectations for the profitability of risk underwritten today to be highly profitable during future periods. The company came into this period with a significant amount of available capital and capacity, putting the company in a great position to grow organically during this favorable backdrop.
Stock selection in the industrials sector detracted from the Fund’s relative performance.
The largest relative detractor was Keurig Dr Pepper Inc., a leading beverage company in North America with leadership positions in soft drinks, specialty coffee and tea, water, and juice drinks. The company sells the #1 single-serve coffee brewing system in the U.S. and Canada. Shares underperformed on weakness in the company’s coffee segment. While coffee performance year to date has been soft, partially reflecting multiyear laps of strength, the overall performance has been strong, reflecting better-than-expected results in the company’s cold segment. We are beginning to see coffee performance improve and we see continued strength with its cold offerings.

8 | Allspring Special Mid Cap Value Fund

Performance highlights (unaudited)
Sector allocation as of September 30, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Our outlook for the Fund and our process remains positive.
We expect further volatility over the near term as market participants continue to focus on varying inflation and employment data as well as future monetary policy decisions. Public company balance sheets remain in reasonable shape. However, we believe there is a “debt wall” coming in 2024 through 2026, when a significant amount of debt will need to be refinanced for both public and private companies. If interest rates are sustained at current levels through that period, the interest expense burden should increase materially for many companies. Pricing power at the product/service level is currently (and will remain) a leading indicator of business success.
As active managers, we look to take advantage of the changing interest rate dynamic and the impact it has on a company’s financial flexibility. While some companies will feel the impact from a higher cost of capital and face refinancing risk, we expect our companies to flex their favorable balance sheets and be better positioned for the future. Alpha potential from stock selection for active managers should increase as company-specific characteristics and strategic decisions among companies become valuable differentiators under this paradigm shift. We maintain a favorable outlook for the portfolio over the long term.

Allspring Special Mid Cap Value Fund | 9

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2023 to September 30, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2023	Ending account value 9-30-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$992.37	$5.61	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69	1.13%
Class C
Actual	$1,000.00	$988.40	$9.37	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class R6
Actual	$1,000.00	$994.42	$3.53	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39	$3.58	0.71%
Administrator Class
Actual	$1,000.00	$992.78	$5.27	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34	1.06%
Institutional Class
Actual	$1,000.00	$993.74	$4.03	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08	0.81%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10 | Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 95.67%
Communication services: 0.65%
Interactive media & services: 0.65%
Match Group, Inc.†	1,968,400	$77,112,070
Consumer discretionary: 6.78%
Automobile components: 0.89%
Aptiv PLC†	1,079,830	106,460,440
Distributors: 3.02%
LKQ Corp.	7,246,000	358,749,460
Hotels, restaurants & leisure: 1.99%
Wendy’s Co.	3,900,500	79,609,205
Yum China Holdings, Inc.	2,808,100	156,467,332
		236,076,537
Specialty retail: 0.88%
Foot Locker, Inc.	2,195,900	38,098,865
RH†	249,700	66,010,692
		104,109,557
Consumer staples: 7.02%
Beverages: 2.65%
Keurig Dr Pepper, Inc.	10,000,914	315,728,855
Household products: 4.37%
Church & Dwight Co., Inc.	2,706,500	247,996,595
Reynolds Consumer Products, Inc.♠	10,578,400	271,124,392
		519,120,987
Energy: 6.48%
Energy equipment & services: 1.83%
Baker Hughes Co.	4,198,400	148,287,488
NOV, Inc.	3,317,400	69,333,660
		217,621,148
Oil, gas & consumable fuels: 4.65%
Devon Energy Corp.	2,518,600	120,137,220
EOG Resources, Inc.	1,703,500	215,935,660
Targa Resources Corp.	493,100	42,268,532
Valero Energy Corp.	1,234,000	174,870,140
		553,211,552
Financials: 17.66%
Banks: 2.50%
Fifth Third Bancorp	7,437,600	188,394,408
Regions Financial Corp.	6,308,100	108,499,320
		296,893,728
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 11

Portfolio of investments—September 30, 2023

	Shares	Value
Capital markets: 0.46%
Jefferies Financial Group, Inc.	1,508,700	$55,263,681
Pershing Square Tontine Holdings Ltd.♦†	7,483,000	7
		55,263,688
Consumer finance: 0.53%
Discover Financial Services	731,600	63,378,508
Financial services: 1.88%
Euronet Worldwide, Inc.♠†	2,810,200	223,073,676
Insurance: 10.10%
Allstate Corp.	2,727,100	303,826,211
Arch Capital Group Ltd.†	4,626,700	368,794,257
Axis Capital Holdings Ltd.	873,600	49,244,832
Brown & Brown, Inc.	4,379,100	305,836,344
Loews Corp.	2,725,800	172,570,398
		1,200,272,042
Mortgage real estate investment trusts (REITs): 2.19%
Annaly Capital Management, Inc.	13,863,049	260,763,952
Health care: 6.53%
Health care equipment & supplies: 3.90%
Alcon, Inc.	3,329,200	256,548,152
Zimmer Biomet Holdings, Inc.	1,842,700	206,787,794
		463,335,946
Health care providers & services: 1.01%
Laboratory Corp. of America Holdings	600,300	120,690,315
Life sciences tools & services: 1.62%
Charles River Laboratories International, Inc.†	982,614	192,572,692
Industrials: 23.01%
Aerospace & defense: 2.11%
L3Harris Technologies, Inc.	1,444,700	251,551,164
Building products: 3.21%
Carlisle Cos., Inc.	1,472,000	381,630,720
Commercial services & supplies: 3.46%
Republic Services, Inc.	2,883,600	410,941,836
Construction & engineering: 2.89%
API Group Corp.†	4,711,716	122,174,796
MasTec, Inc.†	3,072,200	221,106,234
		343,281,030
Ground transportation: 1.02%
Knight-Swift Transportation Holdings, Inc.	2,428,100	121,769,215
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2023

	Shares	Value
Machinery: 1.89%
Donaldson Co., Inc.	2,178,800	$129,943,632
Gates Industrial Corp. PLC†	8,126,532	94,349,036
		224,292,668
Professional services: 4.17%
Dun & Bradstreet Holdings, Inc.	9,086,946	90,778,591
Jacobs Solutions, Inc.	2,970,900	405,527,850
		496,306,441
Trading companies & distributors: 4.26%
AerCap Holdings NV†	6,581,300	412,450,071
Ferguson PLC	571,600	94,011,052
		506,461,123
Information technology: 6.03%
IT services: 2.85%
Amdocs Ltd.	4,003,800	338,281,062
Semiconductors & semiconductor equipment: 2.18%
ON Semiconductor Corp.†	904,400	84,063,980
Teradyne, Inc.	1,745,800	175,383,068
		259,447,048
Software: 1.00%
Synopsys, Inc.†	260,100	119,378,097
Materials: 7.36%
Chemicals: 1.53%
Ashland, Inc.	602,000	49,171,360
Huntsman Corp.	5,447,300	132,914,120
		182,085,480
Construction materials: 2.93%
Vulcan Materials Co.	1,725,000	348,484,500
Containers & packaging: 1.28%
AptarGroup, Inc.	887,400	110,960,496
Graphic Packaging Holding Co.	1,855,500	41,340,540
		152,301,036
Metals & mining: 1.62%
Freeport-McMoRan, Inc.	5,139,800	191,663,142
Real estate: 8.35%
Office REITs : 1.75%
Boston Properties, Inc.	3,497,600	208,037,248
Real estate management & development: 2.78%
CBRE Group, Inc. Class A†	4,472,600	330,346,236
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 13

Portfolio of investments—September 30, 2023

	Shares	Value
Specialized REITs : 3.82%
CubeSmart	3,240,600	$123,564,078
Gaming & Leisure Properties, Inc.	4,249,200	193,551,060
Weyerhaeuser Co.	4,475,000	137,203,500
		454,318,638
Utilities: 5.80%
Electric utilities: 4.13%
American Electric Power Co., Inc.	3,319,800	249,715,356
FirstEnergy Corp.	7,050,800	240,996,344
		490,711,700
Water utilities: 1.67%
American Water Works Co., Inc.	1,605,400	198,796,682
Total common stocks (Cost $9,336,654,778)		11,374,520,219

	Expiration date
Warrants: 0.00%
Financials: 0.00%
Capital markets: 0.00%
Pershing Square Holdings Ltd.♦†	7-24-2027	769,690	0
Total warrants (Cost $4,560,928)			0

		Yield
Short-term investments: 4.22%
Investment companies: 4.22%
Allspring Government Money Market Fund Select Class♠∞		5.27%	502,383,050	502,383,050
Total short-term investments (Cost $502,383,050)				502,383,050
Total investments in securities (Cost $9,843,598,756)	99.89%			11,876,903,269
Other assets and liabilities, net	0.11			12,814,058
Total net assets	100.00%			$11,889,717,327

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Euronet Worldwide, Inc.†	$156,429,248	$67,592,248	$0	$0	$(947,820)	$223,073,676	2,810,200	$0
Reynolds Consumer Products, Inc.	272,524,977	2,696,955	0	0	(4,097,540)	271,124,392	10,578,400	9,685,806
Short-term investments
Allspring Government Money Market Fund Select Class	468,119,059	1,996,543,993	(1,962,280,002)	0	0	502,383,050	502,383,050	23,010,708
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	21,600,000	5,851,560	(27,452,122)	562	0	0	0	18,216 [1]
				$562	$(5,045,360)	$996,581,118		$32,714,730

†	Non-income-earning security
[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 15

Statement of assets and liabilities—September 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $8,797,504,309)	$10,880,322,151
Investments in affiliated securities, at value (cost $1,046,094,447)	996,581,118
Cash	11,191
Receivable for dividends	29,728,827
Receivable for Fund shares sold	18,157,223
Receivable for investments sold	54,565
Prepaid expenses and other assets	471,970
Total assets	11,925,327,045
Liabilities
Payable for investments purchased	13,479,336
Payable for Fund shares redeemed	13,386,435
Management fee payable	6,833,124
Administration fees payable	1,162,526
Distribution fees payable	70,177
Trustees’ fees and expenses payable	2,791
Accrued expenses and other liabilities	675,329
Total liabilities	35,609,718
Total net assets	$11,889,717,327
Net assets consist of
Paid-in capital	$9,297,063,950
Total distributable earnings	2,592,653,377
Total net assets	$11,889,717,327
Computation of net asset value and offering price per share
Net assets–Class A	$1,334,415,300
Shares outstanding–Class A1	31,084,557
Net asset value per share–Class A	$42.93
Maximum offering price per share – Class A2	$45.55
Net assets–Class C	$106,431,222
Shares outstanding–Class C1	2,657,277
Net asset value per share–Class C	$40.05
Net assets–Class R6	$3,208,044,147
Shares outstanding–Class R6[1]	72,049,270
Net asset value per share–Class R6	$44.53
Net assets–Administrator Class	$307,586,172
Shares outstanding–Administrator Class[1]	6,988,182
Net asset value per share–Administrator Class	$44.02
Net assets–Institutional Class	$6,933,240,486
Shares outstanding–Institutional Class[1]	156,037,361
Net asset value per share–Institutional Class	$44.43
1  The Fund has an unlimited number of authorized shares.
2  Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
16 | Allspring Special Mid Cap Value Fund

Statement of operations—year ended September 30, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $146,779)	$211,123,330
Income from affiliated securities	32,697,973
Interest	57,208
Total investment income	243,878,511
Expenses
Management fee	77,723,159
Administration fees
Class A	2,715,073
Class C	242,779
Class R	37,625 [1]
Class R6	923,154
Administrator Class	408,820
Institutional Class	9,058,708
Shareholder servicing fees
Class A	3,275,374
Class C	292,348
Class R	44,792 [1]
Administrator Class	783,991
Distribution fees
Class C	877,049
Class R	44,714 [1]
Custody and accounting fees	373,668
Professional fees	69,153
Registration fees	36,436
Shareholder report expenses	1,051,834
Trustees’ fees and expenses	21,900
Other fees and expenses	208,251
Total expenses	98,188,828
Less: Fee waivers and/or expense reimbursements
Class A	(68,476)
Class C	(59)
Class R6	(4,773)
Administrator Class	(760)
Institutional Class	(9,502)
Net expenses	98,105,258
Net investment income	145,773,253
1 For the period from August 1, 2022 to June 16, 2023. Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 17

Statement of operations—year ended September 30, 2023

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$546,954,769
Affiliated securities	562
Net realized gains on investments	546,955,331
Net change in unrealized gains (losses) on
Unaffiliated securities	750,013,482
Affiliated securities	(5,045,360)
Net change in unrealized gains (losses) on investments	744,968,122
Net realized and unrealized gains (losses) on investments	1,291,923,453
Net increase in net assets resulting from operations	$1,437,696,706
The accompanying notes are an integral part of these financial statements.
18 | Allspring Special Mid Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2023		Year ended September 30, 2022
Operations
Net investment income		$145,773,253		$100,142,762
Net realized gains on investments		546,955,331		840,973,766
Net change in unrealized gains (losses) on investments		744,968,122		(1,827,828,925)
Net increase (decrease) in net assets resulting from operations		1,437,696,706		(886,712,397)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(102,285,172)		(110,358,404)
Class C		(9,430,371)		(13,179,402)
Class R		(1,960,608)[1]		(2,629,091)
Class R6		(237,972,215)		(285,467,612)
Administrator Class		(24,865,616)		(35,968,625)
Institutional Class		(562,285,015)		(709,096,674)
Total distributions to shareholders		(938,798,997)		(1,156,699,808)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,552,518	332,109,508	7,751,410	375,215,224
Class C	466,057	19,285,083	405,027	18,038,819
Class R	78,409 [1]	3,492,357 [1]	105,843	5,089,721
Class R6	20,291,959	929,463,236	15,938,770	778,779,921
Administrator Class	1,483,366	67,588,980	945,270	45,991,976
Institutional Class	40,965,841	1,874,760,310	34,907,411	1,701,993,232
		3,226,699,474		2,922,108,893
Reinvestment of distributions
Class A	2,185,133	94,493,842	2,107,086	100,816,278
Class C	223,322	9,002,114	275,193	12,400,184
Class R	44,728 [1]	1,960,608 [1]	54,264	2,629,091
Class R6	4,822,812	216,198,148	5,339,952	264,158,691
Administrator Class	558,463	24,747,212	731,733	35,793,083
Institutional Class	12,091,678	540,975,336	13,797,049	681,214,678
		887,377,260		1,097,012,005
Payment for shares redeemed
Class A	(6,040,100)	(266,711,307)	(6,023,376)	(285,845,424)
Class C	(850,350)	(35,205,264)	(705,880)	(31,262,478)
Class R	(122,396)[1]	(5,491,609)[1]	(183,311)	(8,874,137)
Class R6	(12,961,260)	(592,331,314)	(19,063,414)	(935,061,047)
Administrator Class	(2,052,760)	(93,411,794)	(2,433,931)	(118,746,155)
Institutional Class	(43,859,807)	(1,999,538,758)	(44,254,040)	(2,144,475,188)
		(2,992,690,046)		(3,524,264,429)
1 For the period from August 1, 2022 to June 16, 2023.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 19

Statement of changes in net assets

	Year ended September 30, 2023		Year ended September 30, 2022
	Shares		Shares
Share conversions
Class A	564,940 [2]	$25,168,076 [2]	0	$0
Class R	(556,158)[2]	(25,168,076)[2]	0	0
		0		0
Net increase in net assets resulting from capital share transactions		1,121,386,688		494,856,469
Total increase (decrease) in net assets		1,620,284,397		(1,548,555,736)
Net assets
Beginning of period		10,269,432,930		11,817,988,666
End of period		$11,889,717,327		$10,269,432,930
2 Effective at the close of business on June 16, 2023, Class R shares were converted to Class A shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Special Mid Cap Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$40.97	$49.22	$35.33	$39.63	$37.59
Net investment income	0.37	0.22	0.13	0.18	0.26
Net realized and unrealized gains (losses) on investments	5.32	(3.63)	13.91	(2.85)	2.54
Total from investment operations	5.69	(3.41)	14.04	(2.67)	2.80
Distributions to shareholders from
Net investment income	(0.32)	(0.11)	(0.15)	(0.23)	(0.17)
Net realized gains	(3.41)	(4.73)	0.00	(1.40)	(0.59)
Total distributions to shareholders	(3.73)	(4.84)	(0.15)	(1.63)	(0.76)
Net asset value, end of period	$42.93	$40.97	$49.22	$35.33	$39.63
Total return[1]	13.89%	(8.32)%	39.83%	(7.22)%	7.81%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.13%	1.14%	1.15%
Net expenses	1.13%	1.12%	1.13%	1.14%	1.15%
Net investment income	0.94%	0.55%	0.17%	0.56%	0.67%
Supplemental data
Portfolio turnover rate	27%	24%	38%	51%	37%
Net assets, end of period (000s omitted)	$1,334,415	$1,098,924	$1,131,411	$969,508	$1,003,560

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.43	$46.68	$33.63	$37.85	$36.02
Net investment income (loss)	0.03	(0.11)	(0.25)[1]	(0.11)	(0.07)
Net realized and unrealized gains (losses) on investments	5.00	(3.41)	13.30	(2.71)	2.49
Total from investment operations	5.03	(3.52)	13.05	(2.82)	2.42
Distributions to shareholders from
Net realized gains	(3.41)	(4.73)	0.00	(1.40)	(0.59)
Net asset value, end of period	$40.05	$38.43	$46.68	$33.63	$37.85
Total return[2]	13.03%	(9.03)%	38.80%	(7.89)%	7.00%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.87%	1.88%	1.89%	1.90%
Net expenses	1.88%	1.87%	1.88%	1.89%	1.90%
Net investment income (loss)	0.17%	(0.22)%	(0.58)%	(0.19)%	(0.09)%
Supplemental data
Portfolio turnover rate	27%	24%	38%	51%	37%
Net assets, end of period (000s omitted)	$106,431	$108,314	$132,741	$110,318	$147,086

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.
22 | Allspring Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.36	$50.72	$36.39	$40.76	$38.67
Net investment income	0.59	0.46	0.29	0.36	0.40
Net realized and unrealized gains (losses) on investments	5.49	(3.79)	14.36	(2.94)	2.62
Total from investment operations	6.08	(3.33)	14.65	(2.58)	3.02
Distributions to shareholders from
Net investment income	(0.50)	(0.30)	(0.32)	(0.39)	(0.34)
Net realized gains	(3.41)	(4.73)	0.00	(1.40)	(0.59)
Total distributions to shareholders	(3.91)	(5.03)	(0.32)	(1.79)	(0.93)
Net asset value, end of period	$44.53	$42.36	$50.72	$36.39	$40.76
Total return	14.38%	(7.93)%	40.44%	(6.84)%	8.28%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.69%	0.70%	0.71%	0.72%
Net expenses	0.70%	0.69%	0.70%	0.71%	0.72%
Net investment income	1.37%	0.96%	0.60%	0.99%	1.12%
Supplemental data
Portfolio turnover rate	27%	24%	38%	51%	37%
Net assets, end of period (000s omitted)	$3,208,044	$2,537,407	$2,925,693	$2,103,895	$2,094,860
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.90	$50.22	$36.02	$40.35	$38.23
Net investment income	0.46	0.39	0.23	0.24 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	5.40	(3.85)	14.13	(2.93)	2.61
Total from investment operations	5.86	(3.46)	14.36	(2.69)	2.88
Distributions to shareholders from
Net investment income	(0.33)	(0.13)	(0.16)	(0.24)	(0.17)
Net realized gains	(3.41)	(4.73)	0.00	(1.40)	(0.59)
Total distributions to shareholders	(3.74)	(4.86)	(0.16)	(1.64)	(0.76)
Net asset value, end of period	$44.02	$41.90	$50.22	$36.02	$40.35
Total return	13.99%	(8.26)%	39.96%	(7.15)%	7.88%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.04%	1.05%	1.06%	1.07%
Net expenses	1.05%	1.04%	1.05%	1.06%	1.07%
Net investment income	1.00%	0.60%	0.25%	0.65%	0.72%
Supplemental data
Portfolio turnover rate	27%	24%	38%	51%	37%
Net assets, end of period (000s omitted)	$307,586	$293,286	$389,512	$324,727	$604,126

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
24 | Allspring Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.28	$50.63	$36.33	$40.70	$38.61
Net investment income	0.56	0.42	0.24	0.32	0.38 [1]
Net realized and unrealized gains (losses) on investments	5.45	(3.78)	14.35	(2.94)	2.60
Total from investment operations	6.01	(3.36)	14.59	(2.62)	2.98
Distributions to shareholders from
Net investment income	(0.45)	(0.26)	(0.29)	(0.35)	(0.30)
Net realized gains	(3.41)	(4.73)	0.00	(1.40)	(0.59)
Total distributions to shareholders	(3.86)	(4.99)	(0.29)	(1.75)	(0.89)
Net asset value, end of period	$44.43	$42.28	$50.63	$36.33	$40.70
Total return	14.24%	(8.01)%	40.30%	(6.93)%	8.17%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.80%	0.81%	0.82%
Net expenses	0.80%	0.79%	0.80%	0.81%	0.82%
Net investment income	1.26%	0.86%	0.50%	0.89%	1.00%
Supplemental data
Portfolio turnover rate	27%	24%	38%	51%	37%
Net assets, end of period (000s omitted)	$6,933,240	$6,208,455	$7,209,810	$5,197,362	$5,349,953

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund  | 25

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on June 16, 2023, Class R shares became Class A shares in a tax-free conversion. Shareholders of Class R received Class A shares at a value equal to the value of their Class R shares immediately prior to the conversion. Class R shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.  Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
26 | Allspring Special Mid Cap Value Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2023, the aggregate cost of all investments for federal income tax purposes was $9,854,605,864 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,603,186,645
Gross unrealized losses	(580,889,240)
Net unrealized gains	$2,022,297,405
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Special Mid Cap Value Fund  | 27

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$77,112,070	$0	$0	$77,112,070
Consumer discretionary	805,395,994	0	0	805,395,994
Consumer staples	834,849,842	0	0	834,849,842
Energy	770,832,700	0	0	770,832,700
Financials	2,099,645,587	7	0	2,099,645,594
Health care	776,598,953	0	0	776,598,953
Industrials	2,736,234,197	0	0	2,736,234,197
Information technology	717,106,207	0	0	717,106,207
Materials	874,534,158	0	0	874,534,158
Real estate	992,702,122	0	0	992,702,122
Utilities	689,508,382	0	0	689,508,382
Warrants
Financials	0	0	0	0
Short-term investments
Investment companies	502,383,050	0	0	502,383,050
Total assets	$11,876,903,262	$7	$0	$11,876,903,269
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended September 30, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2023, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
28 | Allspring Special Mid Cap Value Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Prior to June 30, 2023, the class-level administration fee for Class A and Class C was 0.21% of its respective average daily net assets.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2024  (January 31, 2025 for Class A and C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class A	1.15%
Class C	1.90
Class R6	0.73
Administrator Class	1.08
Institutional Class	0.83
Prior to June 30, 2023, the Fund’s expenses were capped at 1.16% for Class A shares and 1.91% for Class C shares.
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2023, Allspring Funds Distributor received $47,157 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2023 were $3,319,005,168 and $3,073,136,051, respectively.
Allspring Special Mid Cap Value Fund  | 29

Notes to financial statements
6.
BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:
	Year ended September 30
	2023	2022
Ordinary income	$180,222,020	$286,479,402
Long-term capital gain	758,576,977	870,220,406
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$147,321,095	$423,034,858	$2,022,297,405
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.
REDEMPTIONS IN-KIND
During the year ended September 30, 2022, the Fund redeemed assets through an in-kind redemption for shareholders in Class R6. The redemption transaction is reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund
07-8-2022	$73,359,439	$1,497,238	$(7,233,287)	0.68%
30 | Allspring Special Mid Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Mid Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 21, 2023
Allspring Special Mid Cap Value Fund  | 31

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $758,576,977 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $167,230,305 of income dividends paid during the fiscal year ended September 30, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2023, $4,627,720 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2023, $71,691,526 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
1
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.

Allspring Special Mid Cap Value Fund  | 33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Special Mid Cap Value Fund  | 35

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

36 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell Midcap® Value Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of the average rates for the Fund’s expense Group for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Special Mid Cap Value Fund  | 37

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and fees earned in the past by Allspring Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund complex’s securities lending collateral.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Liquidity risk management program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 16-17, 2023, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). The Report noted significant liquidity events impacting the Funds related to extended foreign market holidays as well as the difficulty of trading and settlement of most Russia-related securities due to sanctions activity. The Report noted that there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Special Mid Cap Value Fund  | 39

This page is intentionally left blank.

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10032023-ku2nluis 11-23
AR3323 09-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	September 30, 2023	September 30, 2022
Audit Fees	$480,780	$457,350
Audit-Related Fees	—	—
Tax Fees (1)	59,950	58,330
All Other Fees	—	—

	$540,730	$515,680

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

3

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for the series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: November 21, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: November 21, 2023